                         CREDIT AND SECURITY AGREEMENT
                            (SYNDICATED AGREEMENT)

                                    BETWEEN

                              THE WMF GROUP, LTD,
                            a Delaware corporation

                        WMF WASHINGTON MORTGAGE CORP.,
                            a Delaware corporation

                    WMF/HUNTOON, PAIGE ASSOCIATES LIMITED,
                            a Delaware corporation

                               WMF PROCTOR LTD.,
                            a Michigan corporation

                         THE ROBERT C.WILSON COMPANY,
                              a Texas corporation

                     THE ROBERT C. WILSON COMPANY-ARIZONA,
                            an Arizona corporation

                        WMF CARBON MESA ADVISORS, INC.,
                            a Delaware corporation

                                      AND

                       RESIDENTIAL FUNDING CORPORATION,
                            a Delaware corporation

                                      AND

                      CERTAIN OTHER LENDERS PARTY THERETO





                         Dated as of February 10, 1999

                               TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----

1.       DEFINITIONS                                                         1

1.1      Defined Terms                                                       1

1.2      Other Definitional Provisions                                      25

2.       THE CREDIT                                                         25

2.1      The Warehousing Credit Limit                                       25

2.2      Swingline Commitment.                                              29

2.3      Procedures for Obtaining Warehousing Advances                      29

2.4      The Servicing Facility Commitment                                  32

2.5      Procedures for Obtaining Servicing Facility Advances               33

2.6      The Term Loan Commitment                                           35

2.7      Funding of Advances; Non-Receipt of Funds by the Credit Agent      35

2.8      Notes                                                              36

2.9      Interest Payments                                                  37

2.10     Principal Payments                                                 39

2.11     Expiration of Commitments                                          44

2.12     Fees                                                               44

2.13     Miscellaneous Charges                                              47

2.14     Illegality                                                         47

2.15     Interest Limitation                                                48

2.16     Billing and Payment                                                48

3.       COLLATERAL.                                                        49

3.1      Appointment of Collateral Agent                                    49

3.2      Delivery of Collateral                                             49

3.3      Grant of Security Interest                                         49

3.4      Release of Security Interest in Collateral                         52

3.5      Delivery of Additional Collateral or Mandatory Prepayment          55

3.6      Release of Collateral                                              55

3.7      Collection and Servicing Rights                                    56

3.8      Collection of Receivables                                          56

3.9      Return of Collateral at Maturity                                   57

4.       CONDITIONS PRECEDENT                                               57

4.1      Initial Advances                                                   57

4.2      Each Advance                                                       60

4.3      New Subsidiary Borrowers                                           61

4.4      New Fannie Mae Special Program Agreements                          63

5.       REPRESENTATIONS                                                    64

5.1      Organization; Good Standing; Subsidiaries                          64

5.2      Authorization and Enforceability                                   64

5.3      Approvals                                                          65

5.4      Financial Condition                                                65

5.5      Litigation                                                         66

5.6      Compliance with Laws                                               66

5.7      Regulation U                                                       66

5.8      Investment Company Act                                             66

5.9      Payment of Taxes                                                   66

5.10     Agreements                                                         67

5.11     Title to Properties                                                67

5.12     ERISA                                                              67

5.13     Eligibility                                                        68

5.14     Place of Business                                                  68

5.15     Special Representations Concerning Warehousing Collateral          68

5.16     Servicing                                                          71

5.17     Special Representations Concerning Servicing Collateral            72

5.18     No Adverse Selection                                               73

5.19     Year 2000 Compliance                                               73

6.       AFFIRMATIVE COVENANTS                                              73

6.1      Payment of Notes                                                   73

6.2      Financial Statements and Other Reports                             74

6.3      Maintenance of Existence; Conduct of Business                      76

6.4      Compliance with Applicable Laws                                    77

6.5      Inspection of Properties and Books                                 77

6.6      Notice                                                             77

6.7      Payment of Debt, Taxes, etc                                        78

6.8      Insurance                                                          79

6.9      Closing Instructions                                               79

6.10     Subordination of Certain Indebtedness                              79

6.11     Other Loan Obligations                                             79

6.12     Use of Proceeds of Advances                                        80

6.13     Special Affirmative Covenants Concerning Collateral                80

6.14     Repayment of Debt to PNC Bank, N.A.                                82

7.       NEGATIVE COVENANTS                                                 82

7.1      Contingent Liabilities                                             82

7.2      Sale or Pledge of Servicing Contracts                              82

7.3      Merger; Sale of Assets; Acquisitions                               83

7.4      Defferal of Subordinated Debt                                      83

7.5      Loss of Eligibility                                                83

7.6      Debt to Adjusted Tangible Net Worth Ratio                          83

7.7      Non-Warehouse Debt to Adjusted Tangible Net Worth                  83

7.8      Minimum Adjusted Tangible Net Worth                                84

7.9      Liquidity                                                          84

7.10     Maximum Pass-Throughs                                              84

7.11     Minimum Nonrecourse Servicing Portfolio                            84

7.12     Debt Service Coverage Ratio                                        84

7.13     Minimum Income                                                     84

7.14     Debt Limitation                                                    84

7.15     Acquisition of Recourse Servicing Contracts                        85

7.16     Transactions with Affiliates                                       85

7.17     Gestation Facilities                                               85

7.18     Restricted Payments                                                85

7.19     Special Negative Covenants Concerning Collateral                   85

8.       DEFAULTS; REMEDIES                                                 86

8.1      Events of Default.                                                 86

8.2      Remedies.                                                          90

8.3      Application of Proceeds.                                           95

8.4      Credit Agent Appointed Attorney-in-Fact                            97

8.5      Right of Setoff                                                    98

8.6      Sharing of Payments                                                98

9.       THE CREDIT AGENT.                                                  99

9.1      Appointment.                                                       99

9.2      Duties of Credit Agent.                                            99

9.3      Standard of Care.                                                  99

9.4      Delegation of Duties                                              100

9.5      Exculpatory Provisions                                            100

9.6      Reliance by Credit Agent                                          100

9.7      Non-Reliance on Credit Agent or Other Lenders                     101

9.8      Credit Agent in Individual Capacity                               102

9.9      Successor Credit Agent.                                           102

9.10     Agreements Regarding Servicing Collateral and Acknowledgment
         Agreements                                                        102

10.      NOTICES                                                           103

11.      REIMBURSEMENT OF EXPENSES; INDEMNITY                              103

11.1     Reimbursement of Expenses and Indemnification by the Borrowers.   103

11.2     Indemnification by the Lenders.                                   104

12.      FINANCIAL INFORMATION                                             105

13.      MISCELLANEOUS                                                     105

13.1     Terms Binding Upon Successors; Survival of Representations        105

13.2     Lenders in Individual Capacity                                    105

13.3     Participation and Assignments                                     106

13.4     Commitment Increases                                              107

13.5     Amendments                                                        109

13.6     Operational Reviews                                               110

13.7     Governing Law                                                     110

13.8     Relationship of the Parties                                       111

13.9     Severability                                                      111

13.10    Counterparts                                                      111

13.11    Consent to Credit References                                      111

13.12    Consent to Jurisdiction                                           112

13.13    Counterparts                                                      112

13.14    Confidentiality of Information                                    112

13.15    WAIVER OF JURY TRIAL                                              113

13.16    Entire Agreement                                                  113

                                   EXHIBITS
                                   --------


Exhibit A-1                        Form of Warehousing Promissory Note
Exhibit A-2                        Form of Sublimit Note
Exhibit A-3                        Form of Swingline Promissory Note
Exhibit A-4                        Form of Servicing Facility Promissory Note
Exhibit A-5                        Form of Term Loan Promissory Note

Exhibit B                          (Intentionally Omitted)

Exhibit C-MF                       Request for Advance Against
                                   Mortgage Loans

Exhibit C-P&I                      P&I and Liquidity Advance Request

Exhibit C-SER                      Servicing Facility Advance Request

Exhibit D-MF/CONV/DUS              Procedures and Documentation for Warehousing
                                   Conventional Multifamily, Health Care,
                                   Commercial and Fannie Mae DUS Mortgage Loans

Exhibit D-MF/FHA                   Procedures and Documentation for Warehousing
                                   FHA Project Mortgage Loans and FHA
                                   Construction Mortgage Loans

Exhibit D-MF/SFNMA                 Procedures and Documentation for Warehousing
                                   Special Fannie Mae Loans

Exhibit E                          Schedule of Servicing Contracts

Exhibit F                          Subordination of Debt Agreement

Exhibit G                          Subsidiaries

Exhibit H                          Legal Opinion

Exhibit I-MF                       Officer's Certificate

Exhibit J                          Schedule of Other Credit Agreements

Exhibit K                          Funding Bank Agreement

Exhibit L                          Collateral Agency Agreement

Exhibit M                          Advance Certificate

Exhibit N                          Terms Applicable to Guaranteed Obligations

Exhibit O                          Borrower Addition Agreement

Exhibit P                          Schedule of Subsidiary Borrowers

Exhibit Q                          Schedule of Special Fannie Mae Program
                                   Agreements

Exhibit R                          Schedule of Borrowers' Agency Approvals

Exhibit S                          FHA Construction Loan to be Refinanced

Exhibit T                          Litigation

     THIS CREDIT AND SECURITY AGREEMENT, dated as of February 10, 1999 by and among THE WMF GROUP, LTD., a Delaware corporation ("WMF Group"), WMF WASHINGTON MORTGAGE CORP., a Delaware corporation ("Washington"), WMF/HUNTOON, PAIGE ASSOCIATES LIMITED, a Delaware corporation ("Huntoon"), WMF PROCTOR, LTD., a Michigan corporation ("Proctor"), THE ROBERT C. WILSON COMPANY, a Texas corporation ("Wilson"), THE ROBERT C. WILSON COMPANY-ARIZONA, an Arizona corporation ("Wilson-Arizona"), and WMF CARBON MESA ADVISORS, INC., a Delaware corporation ("Carbon Mesa"; WMF Group, Washington, Huntoon, Proctor, Wilson, Wilson-Arizona and Carbon Mesa are hereinafter collectively referred to as the "Borrowers"), having their principal office at 1593 Spring Hill Road, Suite 400, Vienna, VA 22182 and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC"), BANK UNITED, a federal savings bank ("Bank United") and LASALLE NATIONAL BANK, a national banking association ("LaSalle"; RFC, Bank United, LaSalle and any Additional Lender that may at any time hereafter become party hereto are hereafter referred to individually as a "Lender" and collectively as the "Lenders"), and RFC as credit agent for the Lenders (in such capacity, the "Credit Agent").

     WHEREAS, the Borrowers and the Lenders desire to set forth herein the terms and conditions upon which the Lenders shall provide financing to the Borrowers;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   DEFINITIONS.

          1.1  Defined Terms.  Capitalized terms defined below or elsewhere in
               -------------
     this Agreement (including the Exhibits hereto) shall have the following meanings:

          "Acknowledgment Agreement" has the meaning set forth in Section 8.2(j)
           ------------------------
     hereof.

          "Additional Lender" means a Person admitted as a Lender under the
           -----------------
     Agreement by an amendment hereto.

          "Adjusted Servicing Portfolio" means, for any Person, the Servicing
           ----------------------------
     Portfolio of such Person, but excluding the principal balance of Mortgage Loans included in the Servicing Portfolio at such date, (a) which are past due for principal or interest for sixty (60) days or more, (b) which are Fannie Mae DUS Mortgage Loans or FHA co-insured Mortgage Loans, (c) which are serviced pursuant to Servicing Contracts that may be terminated without cause, (d) with respect to which such Person is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans, (e) for which the Servicing Contracts are not owned by such Person free and clear of all Liens (other than in favor of the Lenders), or (f) which are serviced by the Borrowers for others under subservicing arrangements.

          "Adjusted Tangible Net Worth" means with respect to any Person at any
           ---------------------------
     date, the Tangible Net Worth of such Person at such date, excluding capitalized excess servicing fees and capitalized servicing rights, plus 1%
                                                                         ----
     of the Adjusted Servicing Portfolio, and plus deferred taxes arising from
                                              ----
     capitalized excess servicing fees and capitalized servicing rights.

          "Advance" means a disbursement by the Lenders under the Commitments
           -------
     pursuant to Article 2 of this Agreement.

          "Advance Certificate" has the meaning set forth in Section 2.2 hereof.
           -------------------

          "Advance Request" means a Servicing Facility Advance Request or a
           ---------------
     Warehousing Advance Request.

          "Affiliate" has the meaning set forth in Rule 12b-2 of the General
           ---------
     Rules and Regulations under the Exchange Act.

          "Agency Security" means a Mortgage-backed Security issued or
           ---------------
     guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae.

          "Agreement" means this Credit and Security Agreement (Syndicated
           ---------
     Agreement), either as originally executed or as it may from time to time be supplemented, modified or amended.

          "Annual Debt Payments" means, as of the last day of any fiscal quarter
           --------------------
     of WMF Group and its Subsidiaries, the sum of (a) the aggregate amount of scheduled principal payments required under this Agreement on the Term Loan Advances in the 4 fiscal quarters following such date, (b) the aggregate amount of scheduled principal payments on other Debt of WMF Group (and its Subsidiaries, on a consolidated basis) in the 4 fiscal quarters following such date, and (c) the amount of interest expense deducted in calculating net income for the 4 fiscal quarters ending on such date incurred on Debt of WMF Group (and its Subsidiaries, on a consolidated basis), other than
     (i) the Warehousing Advances and (ii) other Debt secured by Multifamily Mortgage Loans, Commercial Mortgage Loans and/or Mortgage-backed Securities covered by Purchase Commitments issued by Investors, to the extent such Debt does not exceed the Committed Purchase Price of such Mortgage Loans.

          "Appraisal" means a certificate of independent certified public
           ---------
     accountants or independent financial consultants selected by the Borrowers and reasonably satisfactory to the Credit Agent as to the Appraisal Value of all of the Pledged Servicing Contracts or the Nonrecourse Servicing Contracts acquired in any Servicing Acquisition, which shall evaluate such Servicing Contracts based upon reasonably determined categories of the Mortgage Loans contained therein and give effect to any subservicing agreement to which any such Mortgage Loan is or will be subject, which certificate shall be in form, substance and detail reasonably satisfactory to the Credit Agent.

          "Appraisal Value" means, at any date of determination, with respect to
           ---------------
     all of the Pledged Servicing Contracts or the Nonrecourse Servicing Contracts acquired in any Servicing Acquisition, the fair market value of the Borrowers' right to service Mortgage Loans pursuant to such Servicing Contracts, calculated as a percentage of the unpaid principal amount of each Mortgage Loan serviced pursuant thereto, as set forth in the most recent Appraisal.

          "Approved Custodian" means a pool custodian or other Person which is
           ------------------
     deemed acceptable to the Credit Agent from time to time in its sole discretion to hold a Mortgage Loan for inclusion in a Mortgage Pool or to hold a Mortgage Loan as agent for an Investor who has issued a Purchase Commitment for such Mortgage Loan.

          "Balance Deficiency Fee" has the meaning set forth in Section 2.9(f)
           ----------------------
     hereof.

          "Balance Funded Agreement" has the meaning set forth in Section 2.9(f)
           ------------------------
     hereof.

          "Balance Funded Portion" has the meaning set forth in Section 2.9(f)
           ----------------------
     hereof.

          "Balance Funded Rate" means, with respect to any Advance, the rate
           -------------------
     provided for in the applicable Balance Funded Agreement.

          "Borrower Addition Agreement" means an agreement in the form of
           ---------------------------
     Exhibit O attached hereto, pursuant to which a wholly-owned Subsidiary of
     ---------
     WMF Group becomes a Borrower hereunder.

          "Borrowers" means WMF Group, Washington, Huntoon, Proctor, Wilson,
           ---------
     Wilson-Arizona, Carbon Mesa and any wholly-owned Subsidiaries of WMF Group listed on Exhibit P hereto.
               ---------

          "Business Day" means any day excluding Saturday or Sunday and
           ------------
     excluding any day on which national banking associations are closed for business.

          "Calendar Quarter" shall mean the 3 month period beginning on any
           ----------------
     January 1, April 1, July 1 or October 1.

          "Cash Collateral Account" means a demand deposit account maintained at
           -----------------------
     the Funding Bank in the name of the Credit Agent for the benefit of the Lenders, and designated for receipt of the proceeds of the sale or other disposition of the Collateral.

          "Closing Date" means February 11, 1999.
           ------------

          "Collateral" means any property or assets in which the Credit Agent is
           ----------
     granted a Lien to secure the Obligations, including the property and assets of the Borrowers described in Section 3.3 hereof.

          "Collateral Agency Agreement" means the agreement dated as of the date
           ---------------------------
     hereof between the Borrowers, the Credit Agent, and the Collateral Agent substantially in the form of Exhibit L hereto, as the same may be amended
                                  ---------
     or modified from time to time.

          "Collateral Agent" means RFC, in its capacity as collateral agent for
           ----------------
     the Credit Agent under the Collateral Agency Agreement.

          "Collateral Documents" has the meaning set forth in Section 2.3(a)
           --------------------
     hereof.

          "Collateral Value" means (a) with respect to any Mortgage Loan as of
           ----------------
     the date of determination, the lesser of (i) the amount of any Advance made against such Mortgage Loan under Section 2.1(c) hereof or (ii) the Fair Market Value of such Mortgage Loan; (b) in the event Pledged Mortgages have been exchanged for Agency Securities, the lesser of (i) the amount of any Advances outstanding against the Mortgage Loans backing such Agency Securities or (ii) the Fair Market Value of such Agency Securities; and (c) with respect to cash, the amount of such cash.

          "COMIT" means Commercial Mortgage Investment Trust, Inc., a Virginia
           -----
     corporation and an Affiliate of the Borrowers.

          "Commercial Advance" means an Advance made against a Commercial
           ------------------
     Mortgage Loan.

          "Commercial Mortgage Loan" means a Mortgage Loan secured by a Mortgage
           ------------------------
     on a Commercial Property.

          "Commercial Property" means improved commercial real property that is
           -------------------
     an income-producing property but is not a Multifamily Property or a Health Care Facility.

          "Commitment Fee" means the Warehousing Commitment Fee, the Term Loan
           --------------
     Commitment Fee, or the Servicing Facility Commitment Fee.

          "Commitments" means, collectively, the Servicing Facility Commitments,
           -----------
     the Term Loan Commitments and the Warehousing Commitments.

          "Committed Purchase Price" means for a Mortgage Loan the product of
           ------------------------
     the Mortgage Note Amount multiplied by (a) the price (expressed as a percentage) as set forth in a Purchase Commitment for such Mortgage Loan or
     (b) in the event such Mortgage Loan is to be used to back an Agency Security, the price (expressed as a percentage) as set forth in a Purchase Commitment for such Agency Security.

          "Conventional Mortgage Loan" means a Multifamily Mortgage Loan or a
           --------------------------
     Health Care Mortgage Loan other than a Fannie Mae DUS Mortgage Loan, an FHA Project Mortgage Loan, or an FHA Construction Mortgage Loan.

          "Credit Agent" means RFC, in its capacity as credit agent for the
           ------------
     Lenders hereunder, and any successor pursuant to Section 9.9 hereof.

          "Debt" means, with respect to any Person, at any date (a) all
           ----
     indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date; and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date Fannie Mae Loan Loss Reserves (to the extent included as a liability on such Person's balance sheet), Subordinated Debt not due within one year of such date, deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights and the deferred portion of any purchase price payable with respect to a Servicing Acquisition to the extent payment of said deferred portion by the Borrower is contingent upon the generation of minimum levels of income to the Borrower by the seller.

          "Debt Service Coverage Ratio" means, as of the last day of any fiscal
           ---------------------------
     quarter of WMF Group and its Subsidiaries, the ratio of Funds From Operations to Annual Debt Payments.

          "Default" means the occurrence of any event or existence of any
           -------
     condition which, but for the giving of Notice, the lapse of time, or both, would constitute an Event of Default.

          "Default Rate" has the meaning set forth in Section 2.9(g) hereof.
           ------------

          "Designated Bank" means any bank(s) designated from time to time by
           ---------------
     any Lender to receive Eligible Balances for the benefit of such Lender for the purposes of Section 2.9(f) hereof.

          "DUS Program" means Fannie Mae's Delegated Underwriting and Servicing
           -----------
     Program.

          "Eligible Balances" means funds of or maintained by the Borrowers and
           -----------------
     their Subsidiaries in accounts at a Lender or a Designated Bank, less balances to support float, reserve requirements, and such other reductions as may be imposed by governmental authorities or agreed between the Borrowers and such Lender from time to time.

          "Eligible Commercial Mortgage Loan" means a Commercial Mortgage Loan
           ---------------------------------
     which, unless otherwise agreed by the Credit Agent in sole and absolute discretion, satisfies each of the following conditions:

               (a)  it is a First Mortgage Loan;

               (b)  it is a Mortgage Loan as to which:

                    (1) the Mortgage Note is payable or endorsed to the order of a Borrower;

                    (2) each of the Mortgage Note and Mortgage is a legal, valid and binding obligation of the Borrower;

                    (3) the Mortgage Note is an "instrument" within the meaning of Section 9-105 of the Uniform

               Commercial Code of all applicable jurisdictions; and

                    (4) the Mortgage Note is denominated and payable only in United States dollars;

               (c) a Borrower owns such Mortgage Loan free and clear of any Lien (other than the Lien created hereunder);

               (d) neither such Mortgage Loan nor the related Collateral Documents contravene in any material respect any law, rule or regulation applicable thereto (including, without limitation, all laws, rules and regulations relating to usury) if any such contravention would impair the collectibility of such Mortgage Loan, and no party to the related Collateral Documents is in violation of any such law, rule or regulation (or procedures prescribed thereby) in any material respect if such violation would impair the collectibility of such Mortgage Loan or the performance by the Borrower or any obligor of its obligations with respect thereto;

               (e) the Mortgage Loan is not subject to any rights of setoff, counterclaim or defense in favor of the Mortgage Borrower or any other obligor thereon;

               (f) such Mortgage Loan complies with all representations and warranties set forth herein with respect thereto;

               (g) such Mortgage Loan has been underwritten in accordance with the Underwriting Guidelines;

               (h) the principal amount of such Mortgage Loan does not exceed Thirty Million Dollars ($30,000,000);

               (i) the LTV of such Mortgage Loan does not exceed eighty percent (80%);

               (j) the projected Property Debt Service Coverage Ratio of the related Mortgaged Property for the 12-month period beginning on the anticipated closing date thereof shall be not less than 1.20 to 1.00;

               (k) such Mortgage Loan is not a graduated payment Mortgage Loan, does not have a shared appreciation or other contingent interest feature, and provides for periodic payments of all accrued interest thereon on at least a monthly basis;

               (l) such Mortgage Loan has a final maturity of not more than 20 years and provides for monthly payments of principal and interest sufficient to repay the original principal amount of such Mortgage Loan over a period of 30 years (subject to adjustment in accordance with industry standards in the case of an adjustable rate Mortgage
          Loan);

               (m) the Commercial Property securing such Mortgage Loan is not a marina, golf course, automobile dealership, funeral home or other type of property specific to a particular business;

               (n) if either (i) the principal amount of such Mortgage Loan exceeds $25,000,000 or (ii) the owners or sponsors of the Mortgage Borrower, or any Person owned or controlled by any of them, have previously been debtors under the United States Bankruptcy Code or defaulted on Debt, the Mortgage Borrower is a Single Purpose Entity; and

               (o) neither the Borrowers nor any of their Affiliates has any ownership interest, right to acquire any ownership interest, or equivalent economic interest in such Commercial Property or the Mortgage Borrower.

          "Eligible Mortgage Pool" means a Mortgage Pool for which (a) an
           ----------------------
     Approved Custodian has issued its initial certification (on the basis of which an Agency Security is to be issued), (b) there exists a Purchase Commitment covering such Agency Security, and (c) such Agency Security will be delivered to the Collateral Agent.

          "ERISA" means the Employee Retirement Income Security Act of 1974 and
           -----
     all rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

          "Event of Default" means any of the conditions or events set forth in
           ----------------
     Section 8.1 hereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
     from time to time, and any successor statute.

          "Existing Agreement Servicing Advances" means all "Advances" other
           -------------------------------------
     than "Warehousing Advances" outstanding under the Existing Credit
     Agreement.

          "Existing Agreement Warehousing Advances" means all "Warehousing
           ---------------------------------------
     Advances" outstanding under the Existing Credit Agreement.

          "Existing Credit Agreement" means the Credit and Security Agreement
           -------------------------
     (Syndicated Agreement) dated as of December 5, 1997, as amended, between WMF Group, Washington, Huntoon, Proctor, Wilson, Wilson-Arizona and Carbon Mesa, as borrowers, Residential Funding Corporation, Bank United and PNC Bank, N.A., as lenders, and Residential Funding Corporation as credit agent for the lenders.

          "Fair Market Value" means at any time for a Mortgage Loan or the
           -----------------
     related Agency Security (if such Mortgage Loan is to be used to back an Agency Security), (a) if such Mortgage Loan or the related Agency Security is covered by a Purchase Commitment, the Committed Purchase Price, or (b) otherwise, the market price for such Mortgage Loan or Agency Security, determined by the Lender based on market data for similar Mortgage Loans or Agency Securities and such other criteria as the Lender deems appropriate.

          "Fannie Mae" means Fannie Mae, a corporation created under the laws of
           ----------
     the United States, and any successor thereto.

          "Fannie Mae DUS Mortgage Loan" means a Multifamily Mortgage Loan under
           ----------------------------
     Fannie Mae's DUS Program.

          "Fannie Mae Loan Loss Reserves" means reserves established by the
           -----------------------------
     Borrowers to absorb estimated future losses related to Fannie Mae DUS Mortgage Loans sold by the Borrowers to Fannie Mae.

          "FHA" means the Federal Housing Administration and any successor
           ---
     thereto.

          "FHA Construction Mortgage Loan" means an FHA fully-insured Mortgage
           ------------------------------
     Loan for the construction or substantial rehabilitation of a Multifamily Property or a Health Care Facility.

          "FHA Project Mortgage Loan" means an FHA fully insured Multifamily
           -------------------------
     Mortgage Loan or an FHA fully insured Health Care Mortgage Loan.

          "Freddie Mac" means the Federal Home Loan Mortgage Corporation and any
           -----------
     successor thereto.

          "FICA" means the Federal Insurance Contributions Act.
           ----

          "FIRREA" means the Financial Institutions Reform, Recovery and
           ------
     Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "First Mortgage" means a Mortgage which constitutes a first Lien on
           --------------
     the property covered thereby.

          "First Mortgage Loan" means a Mortgage Loan secured by a First
           -------------------
     Mortgage.

          "Freddie Mac" means Freddie Mac, a corporation created under the laws
           -----------
     of the United States, and any successor thereto.

          "Funding Bank" means The First National Bank of Chicago or any other
           ------------
     bank designated from time to time by the Credit Agent.

          "Funding Bank Agreement" means the letter agreement substantially in
           ----------------------
     the form of Exhibit K-1 hereto, or the letter agreement substantially in
                 -----------
     the form of Exhibit K-2 hereto.
                 -----------

          "Funds From Operations" means, as of the last day of any fiscal
           ---------------------
     quarter of WMF Group and its Subsidiaries, the sum of (a) the net income of WMF Group (and its Subsidiaries on a consolidated basis) for the 4 fiscal quarters ending on such date, plus (b) the amount of income tax expense
                                   ----
     deducted in calculating such net income, minus (c) the amount of income
                                              -----
     taxes actually paid by WMF Group and its Subsidiaries during such 4 fiscal quarters, plus (d) depreciation, amortization and other non-cash items
               ----
     deducted in calculating such net income, minus (e) non-cash revenue
                                              -----
     included in calculating such net income, minus (f) the amount of dividends
                                              -----
     paid and other distributions made on the capital stock of WMF Group during such 4 fiscal quarters, plus (g) the amount of interest expense deducted in
                             ----
     calculating net income for the 4 fiscal quarters ending on such date incurred on Debt of WMF Group (and its Subsidiaries, on a consolidated basis), other than (i) the Warehousing Advances, and (ii) other Debt secured by Multifamily Mortgage Loans, Commercial Mortgage Loans and/or Mortgage-backed Securities covered by Purchase Commitments issued by Investors, to the extent such Debt does not exceed the Committed Purchase Price of such Mortgage Loans.

          "GAAP" means generally accepted accounting principles set forth in the
           ----
     opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Gestation Agreement" means an agreement under which the Borrowers
           -------------------
     agree to sell or finance (a) a Pledged Mortgage prior to the date of purchase by an Investor, or (b) a Mortgage Pool prior to the date the Agency Security is issued.

          "Ginnie Mae" means the Government National Mortgage Association, an
           ----------
     agency of the United States government, and any successor thereto.

          "Government Servicing Contracts" means Servicing Contracts (a)
           ------------------------------
     pursuant to which the Borrowers service FHA Project Mortgage Loans or FHA Construction Mortgage Loans or (b) between Ginnie Mae or Fannie Mae and any of the Borrowers.

          "Health Care Facility" means a retirement service center, a board and
           --------------------
     care facility, an intermediate care facility, a nursing home or a hospital.

          "Health Care Mortgage Loan" means a Mortgage Loan secured by a
           -------------------------
     Mortgage on a Health Care Facility.

          "Hedging Arrangements" means, with respect to any Person, any
           --------------------
     agreements or other arrangement (including, without limitation, interest rate swap agreements, interest rate cap agreements and forward sale agreements) entered into by such Person to protect itself against changes in interest rates or the market value of assets.

          "HUD" means the Department of Housing and Urban Development and any
           ---
     successor thereto.

          "HUD 241 Program" means federal loan insurance to finance
           ---------------
     improvements, additions and equipment to multifamily rental housing and healthcare facilities pursuant to Section 241 of the National Housing Act, 12 U.S.C. (S)1715z-6.

          "HUD 241 Mortgage Loans" means Mortgage Loans that are insured by HUD
           ----------------------
     under the HUD 241 Program and committed for purchase by an Investor pursuant to a Purchase Commitment.

          "Indemnified Liabilities" has the meaning set forth in Article 11
           -----------------------
     hereof.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, or
           ---------------------
     any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

          "Investor" means Fannie Mae, Freddie Mac or a financially responsible
           --------
     private institution which is deemed acceptable by the Credit Agent from time to time in its sole discretion.

          "Lender" has the meaning set forth in the first paragraph of this
           ------
     Agreement.

          "Letter of Credit" means a letter of credit issued by LaSalle for the
           ----------------
     account of the Borrowers, for the benefit of Fannie Mae with respect to Fannie Mae's Loan Loss Reserve requirement or for any other corporate purpose of the Borrowers, except to the extent (a) LaSalle is holding separate collateral for the Borrowers' reimbursement obligations in respect thereof, or (b) after giving effect to the issuance of such Letter of Credit either (i) the Servicing Secured Obligations would exceed sixty-five percent (65%) of the Servicing Collateral Value or (ii) the sum of the outstanding principal balance of the Servicing Facility Advances, the amount available to be drawn under all Letters of Credit and the Letter of Credit Obligations would exceed the Servicing Facility Credit Limit. No letter of credit issued by LaSalle shall be a "Letter of Credit" hereunder unless the Credit Agent receives, within 1 Business Day after such letter of credit is issued, (A) a copy of such letter of credit, (B) a confirmation from LaSalle that LaSalle is not holding any separate collateral therefor, and (C) evidence satisfactory to the Credit Agent that the requirements of clause (b) above have been satisfied.

          "Letter of Credit Obligations" means the obligations of the Borrower
           ----------------------------
     to reimburse LaSalle with respect to draws made under a Letter of Credit.

          "LIBOR" means, for each calendar week, the rate of interest per annum
           -----
     which is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for one (1)
     month periods of certain U.S. banks as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market is open, as published by Bridge Information Services on its MoneyCenter system. LIBOR shall be rounded, if necessary, to the next higher one sixteenth of one percent (1/16)%. If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the London Interbank Offered Rate for one (1) month periods published on the first Business Day of each week on which the London Interbank market is open, in the Wall Street Journal in its regular column entitled "Money
                                                                         -----
     Rates."
     -----

          "Lien" means any lien, mortgage, deed of trust, pledge, security
           ----
     interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

          "Liquid Assets" means, with respect to any Person at any date, the
           -------------
     following unrestricted and unencumbered assets owned by such Person on such date: cash, funds on deposit in any bank located in the United States, investment grade commercial paper, money market funds, marketable securities, the excess, if any, of Mortgage Loans and Agency Securities held for sale (valued in accordance with GAAP) over the outstanding aggregate principal amount of notes or other debt instruments against which such Mortgage Loans or Agency Securities are pledged as Collateral, and amounts available to be borrowed under the Servicing Facility (after giving effect to all applicable limitations set forth in Section 2.4(b) hereof) and other liquidity facilities available to the Borrowers.

          "Liquidity Advance" shall mean a Warehousing Advance used by the
           -----------------
     Borrowers to fund advances required to be made by the Borrowers as master servicer of Mortgage-backed Securities (i) issued by Fannie Mae or (ii) backed by Commercial Mortgage Loans, provided such advance results in the creation of a Receivable pursuant to the applicable Servicing Contract.

          "Liquidity Rate" means a floating rate of interest equal to two
           --------------
     percent (2.00%) per annum over LIBOR. The Liquidity Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Credit Agent's determination of the Liquidity Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Loan Documents" means this Agreement, the Notes, the Collateral
           --------------
     Agency Agreement, any agreement of the Borrowers relating to Subordinated Debt, and each other document, instrument or agreement executed by the Borrowers or any of their Subsidiaries in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

          "Majority Lenders" means at any date the Lenders holding not less than
           ----------------
     66.67% of the sum of the Term Loan Advances, the Servicing Facility Credit Limit or, if the Servicing Facility Commitments have expired or been terminated, the Servicing Facility Advances, and the Warehousing Credit Limit or, if the Warehousing Commitments have expired or been terminated, the Warehousing Advances. Notwithstanding the foregoing, if there are only two (2) Lenders holding Commitments or Advances, the term "Majority Lenders" shall, except for purposes of Sections 8.2(c) and 8.2(d), including both such Lenders.

          "Majority Servicing Facility Lenders" means at any date the Lenders
           -----------------------------------
     holding not less than 66.67% of the Servicing Facility Credit Limit or, if the Servicing Facility Commitments have expired or been terminated, the Servicing Facility Advances.

          "Majority Term Loan Lenders" means at any date the Lenders holding not
           --------------------------
     less than 66.67% of the outstanding principal balance of the Term Loan Advances.

          "Majority Warehousing Lenders" means at any date the Lenders holding
           ----------------------------
     not less than 66.67% of the Warehousing Credit Limit or, if the Warehousing Commitments have expired or been terminated, the Warehousing Advances. Notwithstanding the foregoing, if there are only two (2) Lenders holding Warehousing Commitments or Warehousing Advances, the term "Majority Warehousing Lenders" shall, except for purposes of Section 3.8, include both such Lenders.

          "Maturity Date" means, for any Advance, the Warehousing Maturity Date,
           -------------
     the Servicing Facility Maturity Date or the Term Loan Maturity Date, as applicable.

          "Margin Stock" has the meaning assigned to that term in Regulation U
           ------------
     of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Maximum Servicing Facility Commitment" means, for any Lender at any
           -------------------------------------
     date, that dollar amount designated as such opposite such Lender's name on the signature pages hereof, as the same may be reduced pursuant to Section 2.10(o) hereof or amended from time to time in accordance with this Agreement.

          "Maximum Term Loan Commitment" means, for any Lender at any date, that
           ----------------------------
     dollar amount designated as such opposite such Lender's name on the signature pages hereof, as the same may be amended from time to time in accordance with this Agreement.

          "Maximum Warehousing Commitment" means, for any Lender at any date,
           ------------------------------
     that dollar amount designated as such opposite such Lender's name on the signature pages hereof, as the same may be amended from time to time in accordance with this Agreement.

          "Miscellaneous Charges" has the meaning set forth in Section 2.13
           ---------------------
     hereof.

          "Mortgage" means a mortgage or deed of trust on improved real
           --------
     property.  A Mortgage may be a First Mortgage or a Second Mortgage.

          "Mortgage-backed Securities" means securities that are secured or
           --------------------------
     otherwise backed by Mortgage Loans.

          "Mortgage Borrower" means, with respect to a Mortgage Loan, the Person
           -----------------
     to which such Mortgage Loan is made.

          "Mortgage Loan" means any loan evidenced by a Mortgage Note and
           -------------
     secured by a Mortgage. The term "Mortgage Loan" shall include First Mortgage Loans and Second Mortgage Loans unless the context otherwise requires, and shall include each Special Fannie Mae Loan.

          "Mortgage Note" means a promissory note secured by one or more
           -------------
     Mortgages.

          "Mortgage Note Amount" means, as of the date of determination, the
           --------------------
     then outstanding unpaid principal amount of a Mortgage Note (whether or not an additional amount is available to be drawn thereunder).

          "Mortgage Pool" means a pool of one or more Pledged Mortgages on the
           -------------
     basis of which there is to be issued a Mortgage-backed Security.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
           ------------------
     Section 4001(a)(3) of ERISA which is maintained for employees of the Borrowers or any Subsidiary of the Borrowers.

          "Multifamily Mortgage Loan" means a Mortgage Loan secured by a
           -------------------------
     Mortgage on improved Multifamily Property.

          "Multifamily Property" means real property containing or which will
           --------------------
     contain more than four (4) dwelling units.

          "Net Aggregate Shortfall" means on any given date for which a
           -----------------------
     regularly scheduled pass-through payment is required to be made by the Borrowers to an Investor or the holders of Mortgaged-backed Securities, the excess of all (i) principal and interest payments due the Investor or holders in such payment over (ii) all principal and interest received for such monthly payment on the related Mortgage Loans.

          "Net Proceeds" means, with respect to the Rights Offering, any other
           ------------
     issuance of Debt of any Borrower or equity securities of WMF Group after the Closing Date, or any sale of Servicing Contracts after the Closing Date, the aggregate amount of the proceeds thereof, net of the actual cash expenses paid by the Borrowers in connection therewith.

          "New Borrower" has the meaning set forth in Section 4.3 hereof.
           ------------

          "Nonrecourse Servicing Contract" means a Servicing Contract under
           ------------------------------
     which the Borrowers are not obligated to repurchase or indemnify the holder of Mortgage Loans as a result of a default on the Mortgage Loans occurring more than six months after the date of such Mortgage Loan; provided, that the Borrowers may be obligated to repurchase or indemnify the holder as a result of a breach of any customary representation or warranty made in connection with the non-recourse sale or servicing of such Mortgage Loans.

          "Nonrecourse Servicing Portfolio" means, for any Person, the Adjusted
           -------------------------------
     Servicing Portfolio of such Person, but excluding the principal balance of Mortgage Loans serviced pursuant to Servicing Contracts other than Government Servicing Contracts included in the Adjusted Servicing Portfolio at such date.

          "Notes" has the meaning set forth in Section 2.8 hereof.
           -----

          "Notices" has the meaning set forth in Article 10 hereof.
           -------

          "Obligations" means any and all indebtedness, obligations and
           -----------
     liabilities of the Borrowers to the Lenders, the Credit Agent and the Collateral Agent (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), whether or not arising out of or related to the Loan Documents.

          "Officer's Certificate" means a certificate executed on behalf of the
           ---------------------
     Borrowers by the chief financial officer or the treasurer of WMF Group or by such other officer as may be acceptable to the Credit Agent and substantially in the form of Exhibit I-MF attached hereto.
                                  ------------

          "Operating Account" means a demand deposit account maintained at the
           -----------------
     Funding Bank in the name of the Borrowers and designated for funding that portion of each Mortgage Loan not funded by an Advance made against such Mortgage Loan and for returning any excess payment from an Investor for a Pledged Mortgage or Pledged Security.

          "Ordinary Warehousing Rate" means a floating rate of interest which is
           -------------------------
     equal to one percent (1.00%) per annum over LIBOR. The Ordinary Warehousing Rate will be adjusted as of the effective date of each weekly change in LIBOR. The Credit Agent's determination of the Ordinary Warehousing Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Participant" has the meaning set forth in Section 13.3 hereof.
           -----------

          "Participation Certificate" means a participation certificate issued
           -------------------------
     by an Investor, a pool custodian satisfactory to the Lenders or the Borrowers evidencing an undivided interest in a Pledged Mortgage or a Mortgage Pool consisting of Pledged Mortgages.

          "Percentage Share" means Servicing Facility Percentage Share, Term
           ----------------
     Loan Percentage Share or Warehousing Percentage Share, as applicable.

          "Person" means and includes natural persons, corporations, limited
           ------
     liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          "P&I Advance" means a Warehousing Advance used by the Borrowers to
           -----------
     make a regularly scheduled pass-through payment on Ginnie Mae Mortgage-backed Securities for which the Borrowers have a Net Aggregate Shortfall.

          "P&I Rate" means a floating rate of interest equal to one and one-half
           --------
     percent (1.50%) per annum over LIBOR. The P&I Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Credit Agent's determination of the P&I Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Plans" has the meaning set forth in Section 5.12 hereof.
           -----

          "Pledged Mortgages" has the meaning set forth in Section 3.3(a)
           -----------------
     hereof.

          "Pledged Securities" has the meaning set forth in Section 3.3(b)
           ------------------
     hereof.

          "Pledged Servicing Contracts" means all Servicing Contracts in which
           ---------------------------
     the Credit Agent has a valid, perfected, first priority security interest to secure the Obligations, whether hereunder or under any other Loan Document.

          "Projected Net Operating Income" means, with respect to any Commercial
           ------------------------------
     Property securing a Commercial Mortgage Loan, the following amount (determined for the 12 months following the date of the related Advance):

                            PNOI = PFOR - VR - NOE,

     where "PNOI" means Projected Net Operating Income, "PFOR" means the
            ----                                         ----
     projected amount of rent that would be paid by tenants of such related property assuming (a) full occupancy thereof and (b) an average rental rate equal to the lower of the actual current average rental rate for such property or the current market rental rate for comparable properties, "VR"
                                                                            --
     means the projected amount of PFOR that will not be received as a result of vacancies, assuming a vacancy rate equal to the greater of the actual current vacancy rate for such property and the current market vacancy rate for comparable properties, and rent concessions agreed to with existing tenants, and "NOE" means the projected net
                   ---
     operating expenses (i.e., total expenses minus interest expense) for such related property.

          "Property" means a Multifamily Property, a Health Care Facility or
           --------
     other income-producing commercial property securing a Mortgage Loan.

          "Property Debt Service Coverage Ratio" means, at any date of
           ------------------------------------
     determination for any Commercial Property that secures a Mortgage Loan pledged or to be pledged hereunder, the ratio of (a) the Projected Net Operating Income of the Commercial Property, to (b) projected interest expense and scheduled payments in respect of the Commercial Mortgage Loan for the 12 months after such date of determination.

          "Purchase Commitment" means a written commitment, in form and
           -------------------
     substance satisfactory to the Credit Agent, issued in favor of the Borrowers by an Investor pursuant to which that Investor commits to purchase Mortgage Loans or Agency Securities.

          "Rating Agency" means a nationally recognized statistical rating
           -------------
     organization that rates securities backed by Mortgage Loans.

          "Receivables" has the meaning set forth in Section 3.3(g) hereof.
           -----------

          "Regulation D" means Regulation D of the Board of Governors of the
           ------------
     Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Release Amount" has the meaning set forth in Section 3.4(g), 3.4(h)
           --------------
     hereof.

          "Restricted Payments" means, collectively, all dividends or other
           -------------------
     distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity securities (including, without limitation, warrants, options or rights therefor) issued by WMF Group, whether such securities are now or may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly.

          "RFC" means Residential Funding Corporation, a Delaware corporation,
           ---
     and any successor thereto.

          "Rights Offering" means the rights to purchase common stock of WMF
           ---------------
     Group for $5.00 per share distributed to the holders of shares of Common Stock of WMF Group as of February 1, 1999, as described in the Prospectus filed on December 31, 1998, as amended through February 5, 1999, filed with the Securities and Exchange Commission.

          "Second Mortgage" means a Mortgage which constitutes a second Lien on
           ---------------
     the property covered thereby.

          "Second Mortgage Loan" means a Mortgage Loan secured by a Second
           --------------------
     Mortgage.

          "Secured Parties" has the meaning set forth in Section 3.1 hereof.
           ---------------

          "Servicing Acquisition" means a transaction in which the Borrowers
           ---------------------
     acquire (a) Nonrecourse Servicing Contracts with respect to Multifamily Mortgage Loans, Health Care Mortgage Loans and/or Commercial Mortgage Loans in a bulk purchase, (b) all of the issued and outstanding capital stock (and, if applicable, securities convertible into or other rights to acquire such capital stock) of a corporation (or equivalent interests in a limited liability company, partnership or other entity) that owns, as its primary asset, such Nonrecourse Servicing Contracts, or (c) all or substantially all of the assets of such a corporation or other entity.

          "Servicing Acquisition Documents" means, with respect to any Servicing
           -------------------------------
     Acquisition, the Servicing Purchase Agreement and all agreements, documents, and instruments executed and delivered in connection therewith.

          "Servicing Collateral" means (a) the Pledged Servicing Contracts, all
           --------------------
     Collateral described in Sections 3.1(e) and 3.1(f), all Collateral described in Sections 3.1(g), 3.1(i), 3.1(j) and 3.1(k) hereof that constitutes proceeds of, or is related to, such Collateral, and any other property related to Pledged Servicing Contracts in which the Credit Agent has a security interest to secure the Obligations.

          "Servicing Collateral Value" means, as of the date of any
           --------------------------
     determination, with respect to any Servicing Contracts, the Appraisal Value of such Servicing Contracts (adjusted to account for Servicing Contracts sold or Mortgage Loans repaid since the date of the most recent Appraisal in accordance with the methodology of such Appraisal); provided, that for
                                                            --------
     purposes of calculating the Servicing Collateral Value, the following Mortgage Loans shall be excluded: (i) Mortgage Loans on which any payment is more than sixty (60) days past due, (ii) Mortgage Loans in respect of which the borrowers have commenced foreclosure proceedings, (iii) Mortgage Loans in respect of which any obligor is the subject of a bankruptcy proceeding, (iv) Mortgage Loans serviced pursuant to Servicing Contracts with Affiliates of the Borrowers, including without limitation, WMFCC, or with special purpose entities created by Affiliates in connection with the securitization of Mortgage Loans; and (v) Servicing Contracts excluded in calculating the Adjusted Servicing Portfolio, other than pursuant to clause (b) of the definition thereof.

          "Servicing Contract" means, with respect to any Person, the
           ------------------
     arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

          "Servicing Facility Advance" means a disbursement by the Lenders under
           --------------------------
     the Servicing Facility Commitments pursuant to Section 2.4 of this Agreement.

          "Servicing Facility Advance Request" has the meaning set forth in
           ----------------------------------
     Section 2.5 hereof.

          "Servicing Facility Commitment" has the meaning set forth in Section
           -----------------------------
     2.4(a) hereof.

          "Servicing Facility Commitment Fee" means a fee payable by the
           ---------------------------------
     Borrowers in consideration of the Lenders' agreement to make their respective Servicing Facility Advances hereunder. The amount of the Servicing Facility Commitment Fee is set forth in Section 2.12(b) hereof.

          "Servicing Facility Credit Limit" means at any date the sum of the
           -------------------------------
     Maximum Servicing Facility Commitments of the Lenders at such date, with the initial Servicing Facility Credit Limit being Twenty-five Million Dollars ($25,000,000).

          "Servicing Facility Maturity Date" means the earliest of: (a) February
           --------------------------------
     10, 2002, as such date may be extended from time to time in writing by all of the Lenders holding Servicing Facility Advances or a Servicing Facility Commitment, and (b) the date the Servicing Facility Advances become due and payable pursuant to Section 8.2 below.

          "Servicing Facility Percentage Share" means, for any Lender at any
           -----------------------------------
     date, that percentage which such Lender's Maximum Servicing Facility Commitment or, after the Servicing Facility Commitments have expired or been terminated, the aggregate outstanding principal balance of such Lender's Servicing Facility Advances, bears to the Servicing Facility Credit Limit or, after the Servicing Facility Commitments have expired or been terminated, the aggregate outstanding principal balance of all Servicing Facility Advances.

          "Servicing Facility Promissory Note" means the promissory note
           ----------------------------------
     evidencing the Borrowers' Obligations to any Lender with respect to Servicing Facility Advances.

          "Servicing Facility Rate" means a floating rate of interest per annum
           -----------------------
     equal to two and one-half percent (2.50%) per annum over LIBOR. The Servicing Facility Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Credit Agent's determination of the Servicing Facility Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Servicing Portfolio" means, as to any Person, the unpaid principal
           -------------------
     balance of Mortgage Loans whose Servicing Contracts are owned by such Person.

          "Servicing Purchase Agreement" means the principal agreement or
           ----------------------------
     agreements pursuant to which the Borrowers make any Servicing Acquisition.

          "Servicing Secured Advances" means P&I Advances, Liquidity Advances,
           --------------------------
     Term Loan Advances and Servicing Facility Advances.

          "Servicing Secured Obligations" means the sum of the aggregate
           -----------------------------
     outstanding principal balance of all Servicing Secured Advances, the amount available to be drawn under all outstanding Letters of Credit and the Letter of Credit Obligations.

          "Single Purpose Entity" means a corporation, limited liability company
           ---------------------
     or limited partnership the organizational documents of which provide that such Person (i) was formed or organized solely for the purpose of owning or operating the Commercial Property securing a Commercial Mortgage Loan, (ii) will not engage in any business other than the ownership, operating and financing of such Commercial Property, (iii) will not own any assets other than those related to such Commercial Property and its financing, (iv) will not incur any liabilities other than the related Commercial Mortgage Loan and other liabilities permitted thereunder, (v) will maintain its own books, records and accounts separate and apart from those of any other Person, and (vi) will hold itself out as being a legal entity separate and distinct from any other Person.

          "Special Fannie Mae Advance" means an Advance made to Washington
           --------------------------
     against Special Fannie Mae Loans.

          "Special Fannie Mae Loans" means advances made by Washington under any
           ------------------------
     Special Fannie Mae Program Agreement and evidenced by one or more promissory notes in the possession of (a) the Collateral Agent or (b) Fannie Mae, provided that Fannie Mae has entered into a bailee agreement with the Credit Agent, in form and substance satisfactory to the Credit Agent, with respect to the Credit Agent's security interest in Washington's interest in such promissory note(s).

          "Special Fannie Mae Program Agreement" means any agreement between
           ------------------------------------
     Washington and one or more borrowers and (if applicable) other obligors described on Exhibit Q hereto (as such Exhibit Q may be amended in
                  ---------                 ---------
     accordance with Section 4.4 hereof) pursuant to which Washington makes Special Fannie Mae Loans to such borrowers secured by Mortgages on Multi-family Properties, provided that Fannie Mae has agreed, on terms satisfactory to the Credit Agent, to issue a Mortgage-backed Security or Securities in exchange for a one hundred percent (100%) participation in each such Special Fannie Mae Loan.

          "Statement Date" means the date of the most recent financial
           --------------
     statements of WMF Group and its Subsidiaries, on a consolidated basis, delivered to the Lenders under the terms of this Agreement.

          "Subordinated Debt" means (a) all indebtedness of the Borrowers for
           -----------------
     borrowed money which is effectively subordinated in right of payment to all other present and future Obligations either (i) pursuant to a Subordination of Debt Agreement in the form of Exhibit F hereto or (ii) otherwise on
                                      ---------
     terms acceptable to the Majority Lenders, and (b) solely for purposes of
     Section 7.4 hereof, all indebtedness of the Borrowers which is required to be subordinated by Section 4.1(b) or Section 6.10 hereof.

          "Subsidiary" means any corporation, association or other business
           ----------
     entity in which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "Swingline Advance" means Warehousing Advances made by the Swingline
           -----------------
     Lender under Section 2.2 hereof.

          "Swingline Facility Amount" means the maximum amount of Swingline
           -------------------------
     Advances to be outstanding from time to time, not to exceed the lesser of
     (i) Fifty Million Dollars ($50,000,000) or (ii) the then undisbursed portion of the Warehousing Credit Limit.

          "Swingline Lender" means RFC.
           ----------------

          "Swingline Note" means the promissory note evidencing the Borrowers'
           --------------
     Obligation to the Swingline Lender with respect to Swingline Advances.

          "Tangible Net Worth" means with respect to any Person at any date, the
           ------------------
     excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in
     Section 4.1(a)(7) hereof, plus Fannie Mae Loan Loss Reserves and that portion of Subordinated Debt not due within one year of such date, provided that, for purposes of this Agreement, there shall be excluded from total assets advances or loans to shareholders, officers, employees or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of such Person, intangible assets and those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Audit of Approved Non-Supervised Mortgagees" and other assets deemed unacceptable by the Credit Agent in its sole discretion.

          "Term Loan Advance" means an Advance made on the Closing Date pursuant
           -----------------
     to Section 2.6 hereof.

          "Term Loan Credit Limit" means the sum of the Maximum Term Loan
           ----------------------
     Commitments of the Lenders, which shall be Twenty-five Million Dollars ($25,000,000).

          "Term Loan Commitment Fee" means a fee payable by the Borrowers in
           ------------------------
     consideration of the Lenders' making their respective Term Loan Advances hereunder. The amount of the Term Loan Commitment Fee is set forth in
     Section 2.12(d) hereof.

          "Term Loan Maturity Date" means the earliest of:  (a) the close of
           -----------------------
     business on February 10, 2004, as such date may be extended from time to time in writing by all of the Lenders holding Term Loan Advances, in their sole discretion, and (b) the date the Term Loan Advances become due and payable pursuant to Section 8.2 below.

          "Term Loan Percentage Share" means, for any Lender at any date, that
           --------------------------
     percentage which such Lenders Maximum Term Loan Commitment or, after the Term Loan Advances have been made, the outstanding principal balance of such Lender's Term Loan Advance bears to the Term Loan Credit Limit or, after the Term Loan Advances have been made, the aggregate outstanding principal balance of all Term Loan Advances.

          "Term Loan Rate" means a floating rate of interest per annum equal to
           --------------
     three percent (3.00%) per annum over LIBOR. The Term Loan Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Credit Agent's determination of the Term Loan Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Trust Receipt" means a trust receipt in a form approved by the Credit
           -------------
     Agent and pursuant to which the Collateral Agent may deliver any document relating to the Collateral to the Borrowers for correction or completion.

          "Underwriting Guidelines" means any underwriting guidelines adopted by
           -----------------------
     the sponsor of any program approved by the Credit Agent for Eligible Commercial Mortgage Loans, as in effect from time to time, provided such underwriting guidelines have been approved by, or conform to the standards of, at least two Rating Agencies.

          "VA" means the U.S. Department of Veterans Affairs and any successor
           --
     thereto.

          "Warehousing Advance" shall mean a disbursement by the Lenders under
           -------------------
     the Warehousing Commitments pursuant to Section 2.1(a) of this Agreement or a Swingline Advance.

          "Warehousing Advance Request" has the meaning set forth in Section
           ---------------------------
     2.3(a) hereof.

          "Warehousing Collateral" means all of the Collateral other than the
           ----------------------
     Servicing Collateral and the Receivables.

          "Warehousing Commitment" has the meaning set forth in Section 2.1(a)
           ----------------------
     hereof.

          "Warehousing Commitment Fee" means a fee payable by the Borrowers in
           --------------------------
     consideration of the Lenders' issuance of their Warehousing Commitments. The amount of the Warehousing Commitment Fee, if any, is set forth in
     Section 2.12(a) hereof.

          "Warehousing Credit Limit" means at any date the sum of the Maximum
           ------------------------
     Warehousing Commitments of the Lenders at such date, with the initial Warehousing Credit Limit being One Hundred Fifty Million Dollars ($150,000,000).

          "Warehousing Maturity Date" shall mean the earlier of: (a) the close
           -------------------------
     of business on February 9, 2000, as such date may be extended from time to time in writing by all of the Lenders holding Warehousing Advances or a Warehousing Commitment, in their sole discretion, and (b) the date the Warehousing Advances become due and payable pursuant to Section 8.2 below.

          "Warehousing Percentage Share" means, for any Lender at any date, that
           ----------------------------
     percentage which such Lender's Maximum Warehousing Commitment or, after the Warehousing Commitments have expired or been terminated, the aggregate outstanding principal balance of such Lender's Warehousing Advances, bears to the Warehousing Credit Limit or, after the Warehousing Commitments have expired or been terminated, the aggregate outstanding principal balance of all Warehousing Advances.

          "Warehousing Promissory Note" means the promissory note evidencing the
           ---------------------------
     Borrowers' Obligations to any Lender with respect to Warehousing Advances other than Swingline Advances.

          "Wire Disbursement Account" means a demand deposit account maintained
           -------------------------
     at the Funding Bank in the name of the Credit Agent for the clearing of wire transfers requested by the Borrowers to fund the closing of Pledged Mortgages.

          "WMFCC" means WMF Capital Corp., a Delaware corporation and a wholly-
           -----
     owned subsidiary of WMF Group.

          "Year 2000 Problem" means the risk that computer applications may not
           -----------------
     be able to properly perform date-sensitive functions after December 31, 1999.

          1.2  Other Definitional Provisions.
               -----------------------------

                       1.2(a) Accounting terms not otherwise defined herein shall have the meanings given the terms under GAAP.

                       1.2(b) Defined terms may be used in the singular or the plural, as the context requires.

                       1.2(c) All references to time of day shall mean the then applicable time in Chicago, Illinois, unless expressly provided to the contrary.

2.   THE CREDIT.

          2.1  The Warehousing Credit Limit.
               ----------------------------

                    2.1(a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lenders agree, severally, and not jointly, from time to time during the period from the Closing Date, but not including, the Warehousing Maturity Date, to make Warehousing Advances to the Borrowers, pro rata in accordance with their respective Warehousing Percentage Shares, provided the total aggregate principal amount outstanding at any one time of all such Warehousing Advances shall not exceed the Warehousing Credit Limit. The obligation of each Lender to make Warehousing Advances up to its Maximum Warehousing Commitment is hereafter referred to as such Lender's "Warehousing Commitment." Within the Warehousing Credit Limit, the Borrowers may borrow, repay and reborrow. On the Closing Date, the Borrowers shall request, and the Lenders shall make, Warehousing Advances in an amount equal to the aggregate outstanding principal balance of the Existing Agreement Warehousing Advances, and such Warehousing Advances shall be applied to pay such Existing Agreement Warehousing Advances in full. All Warehousing Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Notes and for the performance of all the Obligations. Warehousing Advances shall be made to any Borrower, as shall be requested by the Borrowers, but each Warehousing Advance shall be deemed made to or for the benefit of all of the Borrowers, and the Borrowers, jointly and severally, shall be obligated to repay all Warehousing Advances made hereunder. With respect to its obligation to repay Warehousing Advances made to the other Borrowers, each Borrower agrees to the terms set forth in Exhibit N attached hereto and made a part hereof.
                   ---------

                    2.1(b) Warehousing Advances shall be used by the Borrowers solely for the purpose of funding the acquisition or origination of Commercial Mortgage Loans, Health Care Mortgage Loans and Multifamily Mortgage Loans, except (i) in the case of P&I Advances, which may be used for the purpose of funding the Borrowers' obligations to make principal or interest payments to the holders of Ginnie Mae Mortgage-backed Securities backed by Mortgage Loans serviced by the Borrowers and for which the Borrowers have a Net Aggregate Shortfall, and (ii) in the case of Liquidity Advances, which may be used for the purpose of funding the Borrowers' obligation, as a master servicer of Mortgage-backed Securities issued by Fannie Mae or backed by Commercial Mortgage Loans, provided such advance results in the creation of a Receivable pursuant to the applicable Servicing Contract. All Warehousing Advances shall be made at the request of the Borrowers, in the manner hereinafter provided in Section 2.3, and all Warehousing Advances, except P&I Advances and Liquidity Advances, shall be made against the pledge of Mortgage Loans as Collateral therefor. The following limitations on the use of the Warehousing Advances shall be applicable:

                    (1) No Warehousing Advance shall be made against a Mortgage Loan other than a Mortgage Loan secured by a Mortgage on real property located in one of the states of the United States or the District of Columbia.

                    (2) No Warehousing Advance shall be made to any Borrower against Mortgage Loans other than Mortgage Loans of a type for which such Borrower has been approved by the Credit Agent.

                    (3) No Warehousing Advance shall be made against a Mortgage Loan which is not covered by a Purchase Commitment for either the Mortgage Loan or the Agency Securities to be created on the basis of such Mortgage Loan.

                    (4) No Warehousing Advance (other than Warehousing Advances made on the Closing Date to refinance Existing Agreement Warehousing Advances) shall be made against any Mortgage Loan other than an FHA Construction

               Mortgage Loan which was closed more than thirty (30) days prior to the date of the requested Advance.

                           (5) Except for Warehousing Advances made against the Mortgage Loans described on Exhibit S hereto, no Warehousing
                                           ---------
               Advance shall be made against an FHA Construction Mortgage Loan or a Special Fannie Mae Loan unless (a) no lender other than the Lenders have made loans to the Borrowers against such FHA Construction Mortgage Loan or loans made under the related Special Fannie Mae Program Agreement, (b) the Collateral Agent has at one time had or will (as provided in Exhibit D-MF/FHA or
                                                           ----------------
               Exhibit D-MF/SFNMA, as applicable) obtain possession of the
               ------------------
               related Mortgage Note and Collateral Documents, and (c) the related Mortgage Note is in the possession of a Person other than the Borrowers or an Affiliate of the Borrowers.

                           (6) No Warehousing Advance shall be made against a Mortgage Loan, other than a HUD 241 Mortgage Loan or a Fannie Mae DUS Mortgage Loan, that is not a First Mortgage Loan.

                           (7) The aggregate amount of Warehousing Advances outstanding at any one time against Second Mortgage Loans shall not exceed Fifteen Million Dollars ($15,000,000).

                           (8) The aggregate amount of Warehousing Advances outstanding at any one time against Commercial Mortgage Loans shall not exceed Fifty Million Dollars ($50,000,000).

                           (9) The aggregate amount of P&I Advances outstanding at any one time shall not exceed Five Million Dollars ($5,000,000).

                           (10) The aggregate amount of Liquidity Advances
               outstanding at any one time shall not exceed Five Million Dollars ($5,000,000).

                    2.1(c) No Warehousing Advance shall exceed the following amount applicable to the type of Collateral at the time it is pledged:

                    (1) A Warehousing Advance made against a Conventional Mortgage Loan pledged hereunder that is committed for purchase by Fannie Mae or Freddie Mac or against a Fannie Mae DUS Mortgage Loan pledged hereunder, the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

                    (2) A Warehousing Advance made against a Conventional Mortgage Loan pledged hereunder that is committed for purchase by an Investor other than Fannie Mae or Freddie Mac, ninety-eight percent (98%) of the lesser of (i) the Mortgage Note Amount or
               (ii) the Committed Purchase Price.

                    (3) A Warehousing Advance made against an FHA Project Mortgage Loan, an FHA Construction Mortgage Loan or a HUD 241 Mortgage Loan pledged hereunder, the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

                    (4) A Warehousing Advance made against a Commercial Mortgage Loan pledged hereunder that is subject to a Purchase Commitment, ninety-five percent (95%) of the lesser of (i) the Mortgage Note Amount, or (ii) the Committed Purchase Price.

                    (5) A Warehousing Advance made against a Special Fannie Mae Loan pledged hereunder, the lesser of (i) the Mortgage Note Amount or (ii) the Committed Purchase Price.

                    (6) A P&I Advance made hereunder or a Liquidity Advance made hereunder to fund principal or interest payments under Mortgage-backed Securities, ninety percent (90%) of the related Net Aggregate Shortfall.

                    (7) A Liquidity Advance made hereunder, other than a Liquidity Advance made to fund principal or interest payments under Mortgage-backed Securities, ninety (90%) of the amount of the Receivable that will be created by the related payment.

                    (8) No P&I Advance or Liquidity Advance shall be made hereunder if, after giving effect to such Advance, the aggregate outstanding principal balance of the Servicing Secured Obligations would exceed sixty-five (65%) of the Servicing Collateral Value.

          2.2  Swingline Commitment.   On the terms and subject to the
               --------------------
     conditions set forth herein, the Swingline Lender agrees that it may, from time to time to, but not including, the Maturity Date, agree to make Warehousing Advances requested by the Borrowers in amounts not to exceed the Swingline Facility Amount. Such Swingline Advances shall be evidenced by the Swingline Note. A Swingline Advance shall bear interest, from the date of such Swingline Advance, until paid in full, at the Ordinary Warehousing Rate. The Lenders hereby agree to purchase from the Swingline Lender an undivided participation interest in all outstanding Swingline Advances held by the Swingline Lender at any time in an amount equal to each Lender's Warehousing Percentage Share of such Swingline Advances. The Swingline Lender may at any time in its sole and absolute discretion (and shall no less frequently than weekly and upon the acceleration of the Obligations following an Event of Default) request the Lenders to make Warehousing Advances (each in principal amounts equal to their Warehousing Percentage Shares thereof) in the aggregate amount necessary to repay the outstanding Swingline Advances, and each Lender absolutely and unconditionally agrees to fund such Warehousing Advances, regardless of any Default or Event of Default or other condition which would otherwise excuse such Lender from funding Warehousing Advances; provided that no Lender shall be required to make Warehousing Advances to repay Swingline Advances which would cause such Lender's aggregate Warehousing Advances then outstanding to exceed the amount of such Lender's Maximum Warehousing Commitment. Each Lender's Warehousing Advances made pursuant to the preceding sentence shall be delivered directly to the Swingline Lender in immediately available funds at the office of the Credit Agent by 12:00 noon on the day of the request therefor by the Swingline Lender if such request is made on or before 11:00 a.m. or by 9:00 a.m. on the first (1st) Business Day following such request therefor if such request is made after 11:00 a.m. and shall be promptly applied against the outstanding Swingline Advances. At any time following the receipt of funds from all the Lenders, and no less than weekly, the Credit Agent shall deliver to each Lender a certificate in the form of Exhibit M attached hereto (the "Advance
                                ---------
     Certificate"), certified by the Credit Agent.

          2.3  Procedures for Obtaining Warehousing Advances.
               ---------------------------------------------

                    2.3(a)    The Borrowers may obtain Warehousing Advances
          hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.3 and in the following described Exhibits, attached hereto and made a part hereof including the delivery of all documents listed in the following described Exhibits (the "Collateral Documents") to the Collateral Agent, as applicable to the type of Collateral being financed:

                    (1) Conventional Mortgage Loans, Fannie Mae DUS Mortgage Loans and Commercial Mortgage Loans, as set forth in Exhibit D-
                                                                    ----------
               MF/CONV/DUS hereto.
               -----------

                    (2) FHA Project Mortgage Loans, FHA Construction Mortgage Loans and HUD 241 Mortgage Loans, as set forth in Exhibit D-
                                                                 ----------
               MF/FHA hereto.
               ------

                    (3)  Special Fannie Mae Loans, as set forth in Exhibit D-
                                                                   ---------
               MF/SFNMA.
               --------

                    Requests for Warehousing Advances shall be initiated by the Borrowers by delivering to the Credit Agent, with a copy to the Collateral Agent, no later than one (1) Business Day prior to any Business Day that the Borrowers desire to borrow hereunder, a completed and signed request for a Warehousing Advance (a "Warehousing Advance Request") on the then current form approved by the Credit Agent. The current forms in use by the Credit Agent are Exhibit C-MF
                                                                   ------------
          for Warehousing Advances, other than P&I Advances and Liquidity Advances, and Exhibit C-P&I for P&I Advances and Liquidity Advances.
                        -------------
          The Credit Agent shall have the right, on not less than three (3) Business Days' prior Notice to the Borrowers, to modify any of said Exhibits to conform to current legal requirements or Collateral Agent practices, and, as so modified, said Exhibits shall be deemed a part hereof.

                    2.3(b) The Collateral Agent shall have one (1) Business Day under ordinary circumstances to (i) examine the Collateral Documents
          (ii) reject Collateral that does not meet the requirements of this Agreement or, if applicable, the related Purchase Commitment and (iii) verify the Warehousing Advance amount. Before the Credit Agent funds any requested Warehousing Advance, the Credit Agent shall have received from the Collateral Agent Notice (telephonic followed by written notice) of the amount that may be advanced pursuant to Section 2.1(c).

                    2.3(c) The Borrowers shall hold in trust for the Lenders, and the Borrowers shall deliver to the Collateral Agent promptly upon request, or if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by the Borrowers of such recorded Collateral Documents, and the Pledged Mortgage is not being held by an Investor for purchase or has not been redeemed from pledge, the following: (1) originals of the Collateral Documents for which copies are required to be delivered to the Collateral Agent pursuant to Exhibit D-MF/CONV/DUS, Exhibit D-MF/FHA
                                       ---------------------   ----------------
          or Exhibit D-MF/SFNMA, (2) the original lender's ALTA Policy of Title
             ------------------
          Insurance or an equivalent thereto, (3) the environmental assessment, and (4) any other documents relating to a Pledged Mortgage which the Collateral Agent may request including, without limitation, certificates of casualty or hazard insurance, credit information on the maker of each such Mortgage Note, and other documents of all kinds which are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Loan by an Investor or the issuance of a Mortgage-backed Security and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

                    2.3(d) Neither the Credit Agent nor any Lender shall incur any liability to the Borrowers in acting upon any telephonic notice referred to in this Agreement which the Credit Agent or such Lender believes in good faith to have been given by a duly authorized officer or other Person authorized to borrow on behalf of the Borrowers or for otherwise acting in good faith under this Section. Upon the funding of Warehousing Advances by the Lenders in accordance with this Agreement pursuant to any telephonic notice, the Borrowers shall have effected borrowings hereunder. A Warehousing Advance Request shall be irrevocable and the Borrowers shall be bound to accept a Warehousing Advance in accordance herewith, if such Warehousing Advance Request is not revoked prior to 10:00 a.m. on the date the Warehousing Advance is to be disbursed.

                    2.3(e) To make an Advance, the Credit Agent shall cause the Funding Bank to credit the Wire Disbursement Account upon compliance by the Borrowers with the terms of the Loan Documents. The Credit Agent shall determine in its sole discretion the method by which Advances and other amounts on deposit in the Wire Disbursement Account are disbursed by the Funding Bank to or for the account of the Borrowers.

               2.3(f) If, pursuant to the authorization given by the Borrowers in the Funding Bank Agreement, for the purpose of financing a Mortgage Loan against which a Warehousing Advance has been made in accordance with a Warehousing Advance Request, the Credit Agent debits the Borrowers' Operating Account at the Funding Bank to the extent necessary to cover a wire to be initiated by the Credit Agent, and such debit or direction results in an overdraft, the Swingline Lender may make an additional Swingline Advance to fund such overdraft.

               2.3(g) Upon an Event of Default, and without the necessity of prior demand or notice from the Credit Agent, the Borrowers authorizes the Credit Agent to cause the Funding Bank to charge the Borrowers' account for any Obligations due and owing the Lenders.

          2.4  The Servicing Facility Commitment.
               ---------------------------------

                    2.4(a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lenders agree from time to time during the period from the Closing Date, to, but not including, the Servicing Facility Maturity Date, to make Servicing Facility Advances to the Borrowers, provided the sum of (i) the total aggregate principal amount outstanding at any one time of all such Servicing Facility Advances,
          (ii) the amount available to be drawn under Letters of Credit, and
          (iii) the Letter of Credit Obligations, shall not exceed the Servicing Facility Credit Limit. The obligation of each Lender to make Servicing Facility Advances hereunder up to its Maximum Servicing Facility Commitment is hereinafter referred to as such Lender's "Servicing Facility Commitment." Within the Servicing Facility Credit Limit, the Borrowers may borrow, repay and reborrow. All Servicing Facility Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Servicing Facility Promissory Notes and for the performance of all the Obligations. Servicing Facility Advances shall be made to each Borrower, as shall be requested by the Borrowers, but each Servicing Facility Advance shall be deemed made to or for the benefit of all of the Borrowers, and all of the Borrowers, jointly and severally, shall be obligated to repay any Servicing Facility Advances made under the Servicing Facility Commitments. With respect to its obligation to repay Servicing Facility Advances made to the other Borrowers, each Borrower agrees to the terms set forth in Exhibit N attached hereto
                                                    ---------
          and made a part hereof.

                    2.4(b) Servicing Facility Advances shall be used by the Borrowers solely for the purpose of (i) financing a part of the cost of a Servicing Acquisition; (ii) general working capital purposes;
          (iii) meeting Fannie Mae's Loan Loss Reserve requirements; or (iv) other corporate needs. Each Servicing Facility Advance shall be made at the request of the Borrowers, in the manner hereinafter provided in
          Section 2.5 hereof. The following limitations on Servicing Facility Advances shall be applicable:

                            (1) No Servicing Facility Advance shall be made if,
               after giving effect thereto, (i) the aggregate outstanding principal balance of all Servicing Facility Advances, the amount available to be drawn under all Letters of Credit and the Letters of Credit Obligations would exceed the Servicing Facility Credit Limit, or (ii) the Servicing Secured Obligations would exceed sixty-five percent (65%) of the Servicing Collateral Value.

                            (2) In calculating the Servicing Collateral Value
               for purposes of the foregoing clause (i), no Servicing Contracts being acquired in a Servicing Acquisition may be included unless the Collateral Agent shall have reviewed the documents and information described in Section 2.5(b) in connection with such Servicing Acquisition, and the same shall be in all respects satisfactory to the Collateral Agent.

          2.5  Procedures for Obtaining Servicing Facility Advances.
               ----------------------------------------------------

                    2.5(a) The Borrowers may obtain Servicing Facility Advances hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.5. Requests for Servicing Facility Advances shall be initiated by the Borrowers delivering to the Credit Agent, no later than two (2)

          Business Day prior to any Business Day on which the Borrowers desire to borrow hereunder, a completed and signed request for Servicing Facility Advances (a "Servicing Facility Advance Request") on the then current form approved by the Credit Agent. The current form in use by the Credit Agent is Exhibit C-SA attached hereto and made a part
                              ------------
          hereof. The Credit Agent shall have the right, on not less than three
          (3) Business Days' prior Notice to the Borrowers, to modify such Exhibits to conform to current legal requirements or Credit Agent practices, and, as so modified, said Exhibit shall be deemed a part hereof.

               2.5(b) If the Servicing Contracts being acquired in a Servicing Acquisition will be included in calculating the Servicing Collateral Value for purposes of Section 2.4(b)(1) hereof, the Borrowers shall deliver the following documents, certificates and opinions related to any Servicing Acquisition to the Credit Agent on or prior to the date of any Servicing Facility Advance requested to finance such Servicing
          Acquisition:

                    (1) the following documents with respect to the Nonrecourse Servicing Contracts to be acquired in such Servicing Acquisition: a counterpart of the Servicing Purchase Agreement and all other Servicing Acquisition Documents, duly executed by each party thereto;

                    (2) an Appraisal of the Nonrecourse Servicing Contracts to be acquired in such Servicing Acquisition;

                    (3) evidence satisfactory to the Credit Agent that all consents from and notices to Fannie Mae, Ginnie Mae, FHA, VA and other governmental agencies or Investors required for the Borrowers to assume the Servicing Contracts to be acquired and continue its business after the closing of such Servicing Acquisition, or for the Borrowers to acquire the Person to be acquired and for such Person (or the Borrowers, if such Person is to be merged with one of the Borrowers) to continue such Person's business after the closing of such Servicing Acquisition, have been obtained and given;

                    (4) evidence satisfactory to the Credit Agent that such Servicing Facility Advances in such Servicing Acquisition and any additional funds delivered simultaneously to the sellers in such Servicing Acquisition will be sufficient to pay the purchase price under such Servicing Purchase Agreement in full;

                    (5) Such UCC Financing statements or amendments as the Credit Agent, in its sole discretion, may request to perfect or continue the perfection of its security interest;

                    (6) UCC, tax lien and judgment searches in the appropriate public records for the seller(s) in such Servicing Acquisition and any Person to be acquired in such Servicing Acquisition, which shall not have disclosed the existence of any prior Lien on the Servicing Contracts to be acquired by, or owned by the Person to be acquired by, the Borrowers; and

                    (7) such further documents, instruments, opinions, certificates and evidence as the Credit Agent may reasonably request.

                    Before any Servicing Facility Advances to fund any Servicing Acquisition are funded, the Collateral Agent shall have a reasonable time to examine the documents delivered to it hereunder in connection with the Servicing Acquisition to be funded, and may reject such of them as are not reasonably satisfactory to the Collateral Agent.

                         2.5(c) To make Servicing Facility Advances to fund a Servicing Acquisition, the Credit Agent shall cause the Funding Bank to disburse the amount thereof to the seller(s) in the Servicing Acquisition to be funded in accordance with the Servicing Facility Advance Request, together with any other funds required to pay the purchase price under such Servicing Purchase Agreement in full (other than any portion thereof to be paid after the effective date of transfer), upon compliance by the Borrowers with the terms of this Agreement.

          2.6  The Term Loan Commitment.
               ------------------------

          Term Loan Advances shall be made on the Closing Date, without any further action by the Borrowers, in an amount equal to the Term Loan Credit Limit, and applied to repay the Existing Agreement Servicing Advances. No Term Loan Advances shall be made after the Closing Date.

          2.7  Funding of Advances; Non-Receipt of Funds by the Credit Agent.
               -------------------------------------------------------------
     Except to the extent any requested Warehousing Advances are to be funded as Swingline Advances, the Credit Agent shall notify each Lender obligated to make an Advance no later than 11:00 a.m. on the date of the requested Advances of its receipt of the Advance Request and of its Percentage Share of such Advances. To make an Advance, each Lender shall, except as otherwise provided in Section 2.2, credit an account of the Credit Agent with the Funding Bank prior to 12:00 noon on the date of such Advance, and the Credit Agent shall make such Advance available to the Borrowers as provided in this Agreement. If the Credit Agent receives notice from a Lender that such Lender does not intend to make its Percentage Share of any Advance, neither the Credit Agent nor any other Lender shall have any obligation to fund such Lender's Percentage Share. Notwithstanding the foregoing, unless a Lender notifies the Credit Agent by 12:00 noon on the date of a proposed Advance that it does not intend to make its Percentage Share of such Advance at such time and on such date available to the Credit Agent, the Credit Agent may assume that such Lender will make such amount available to the Credit Agent to be advanced to the Borrowers, and in reliance on such assumption, the Credit Agent may, at its option, make a corresponding amount available to the Borrowers.

                    2.7(a)    If the Credit Agent makes such corresponding
          amount available to the Borrowers and such amount is not made available to the Credit Agent by such Lender by close of business on the date of the Advance, such Lender shall pay such amount to the Credit Agent upon demand plus interest to the date of payment at the rate per annum equal to one percent (1%) per annum over the Federal Funds Rate.

                    2.7(b)    If such Lender fails to pay as provided herein,
          the Borrowers shall pay such amount to the Credit Agent upon demand plus interest (at the rate applicable to the Borrowers for such Advance) to the date of repayment.

                    2.7(c)    Nothing in this Subsection shall relieve any
          Lender from its obligation to fund its Percentage Share of any Advance, or prejudice any rights the Borrowers may have against any Lender as a result of such Lender's failure to make its Percentage Share of any Advance available to the Borrowers.

                    2.7(d)    Any Lender failing to make an Advance when
          required pursuant to this Agreement shall, if no Default has occurred and is continuing, upon the request of the Borrowers delivered to such Lender and the Credit Agent, assign, pursuant to and in accordance with the provisions of Section 13.3 hereof, all of its rights and obligations under this Agreement and under the Notes to an assignee selected by the Borrowers in consideration for (i) the payment by such assignee to the assigning Lender of the principal of, and interest accrued and unpaid to the date of such assignment on, the Notes of such Lender, and (ii) the payment by the Borrowers to the assigning Lender of any and all other amounts owing to such Lender under any provision of this Agreement accrued and unpaid to the date of such assignment. The processing and recordation fee required under Section 13.3 hereof for such assignment shall be paid by the Borrowers. Notwithstanding anything to the contrary in this Section 2.7(d), in no event shall the replacement of any Lender result in a decrease or reallocation of the aggregate Commitments without the written consent of the Majority Lenders.

          2.8  Notes.
               -----

               2.8(a) The Borrowers' Obligations in respect of Warehousing Advances other than P&I Advances, Liquidity Advances and Swingline Advances shall be evidenced by Warehousing Promissory Notes of the Borrowers in favor of each Lender holding a Warehousing Commitment, substantially in the form of Exhibit A-1 attached hereto. The
                                       -----------
          Borrowers' Obligations in respect of P&I Advances and Liquidity Advances shall be evidenced by Sublimit Promissory Notes of the Borrowers' in favor of each Lender holding a Warehousing Commitment, substantially in the form of Exhibit A-2 attached hereto. The
                                       -----------
          Borrowers' Obligations in respect of Swingline Advances shall be evidenced by a Swingline Note of the Borrowers in favor of the Swingline Lender in the form of Exhibit A-3 attached hereto. The
                                          -----------
          Borrowers' Obligations in respect of the Servicing Facility Advances shall be evidenced by Servicing Facility Promissory Notes of the Borrowers in favor of each Lender holding a Servicing Facility Commitment, substantially in the form of Exhibit A-4 attached hereto.
                                                   -----------
          The Borrowers' Obligations in respect of the Term Loan Advances shall be evidenced by Term Loan Promissory Notes of the Borrowers in favor of each Lender, substantially in the form of Exhibit A-5 attached
                                                       -----------
          hereto. The Warehousing Promissory Notes, Sublimit Promissory Notes, Swingline Note, Servicing Facility Promissory Notes and Term Loan Promissory

          Notes are hereinafter collectively referred to as the "Notes." The terms "Warehousing Promissory Note," "Sublimit Promissory Note," "Servicing Facility Promissory Note," "Term Loan Promissory Note," "Swingline Note", "Note" or "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein.

                    2.8(b) Each Borrower, other than WMF Group, by its execution and delivery of this Agreement or, in the case of a New Borrower, a Borrower Addition Agreement, hereby (i) authorizes WMF Group to execute and deliver, and appoints WMF Group as its true and lawful attorney-in-fact for the purpose of executing and delivering, Notes on its behalf, and (ii) agrees to be bound by, and obligated pursuant to, each Note executed by WMF Group pursuant to this Agreement or any amendment hereto. The foregoing appointment of WMF Group is for the benefit of the Lenders and coupled with an interest, and shall be irrevocable for as long as any Commitment remains outstanding or any of the Obligations have not been irrevocably paid and discharged in full.

          2.9  Interest Payments.
               -----------------

                    2.9(a) Except as provided in Section 2.9(f) or Section 2.9(g), the unpaid amount of each Warehousing Advance, other than a P&I Advance and a Liquidity Advance, shall bear interest, from the date of such Advance until paid in full, at the Ordinary Warehousing Rate.

                    2.9(b) Except as provided in Section 2.9(f) or Section 2.9(g) hereof, the unpaid amount of each Term Loan Advance shall bear interest, from the date of such Advance until paid in full, at the Term Loan Rate.

                    2.9(c) Except as provided in Section 2.9(f) or Section 2.9(g) hereof, the unpaid amount of the Servicing Facility Advance shall bear interest, from the date of such Advance until paid in full, at the Servicing Facility Rate.

                    2.9(d) Except as provided in Section 2.9(f) or Section 2.9(g) hereof, the unpaid amount of each P&I Advance shall bear interest, from the date of such Advance until paid in full, at the P&I Rate.

                    2.9(e) Except as provided in Section 2.9(f) or Section 2.9(g) hereof, the unpaid amount of each Liquidity Advance shall bear interest, from the date of such Advance until paid in full, at the Liquidity Rate.

                    2.9(f) The Borrowers and any Lender may enter into an agreement (the "Balance Funded Agreement") pursuant to which the Borrowers agree to maintain Eligible Balances on deposit with such Lender or a Designated Bank in consideration of the funding of all or a portion of such Lender's Advances at a Balance Funded Rate. Prior to the end of any calendar month, the Borrowers may give written notice to any Lender with which it has a Balance Funded Agreement of the Borrowers' election to have a portion (the "Balance Funded Portion") of the principal amount of the Lender's Advances bear interest at a Balance Funded Rate during the next succeeding calendar month. In the event the Borrowers elect to have all or a portion of any Lender's Advances bear interest at a Balance Funded Rate, such Lender shall notify the Credit Agent no later than the first Business Day of the next succeeding month of the Balance Funded Portion of such Lender's Advances during such month and the Balance Funded Rate(s) applicable thereto. If the Eligible Balances maintained by the Borrowers with such Lender or Designated Bank during such month are less than the Balance Funded Portion, such Lender may charge and separately bill the Borrowers a deficiency fee (a "Balance Deficiency Fee"), the amount of which shall be set forth in the Balance Funded Agreement between the Borrowers and such Lender.

                    2.9(g) Upon Notice to the Borrowers, after the occurrence and during the continuation of an Event of Default, the Credit Agent may give Notice to the Borrowers that the unpaid amount of each Advance shall bear interest, until paid in full, at a rate of interest (the "Default Rate") equal to four percent (4%) per annum over the applicable rate provided in the applicable subsection of this Section
          2.9 or, if no rate is applicable, the highest rate then applicable to any outstanding Advance.

                    2.9(h) If, for any reason, no interest is due on a Warehousing Advance, the Borrowers agree to pay to the Swingline Lender or the Lenders, as applicable, an administrative fee equal to one (1) day of interest on such Advance at the rate of one and one-half percent (1-1/2%) per annum. Administrative fees shall be due and payable in the same manner as interest is due and payable hereunder.

                         2.9(i) The floating rates of interest provided for in this Section 2.9 will be adjusted as of the effective date of each change in the applicable index. The Lender's determination of such rates as of any date of determination shall be conclusive and binding, absent manifest error.

                         2.9(j) All interest shall be computed on the basis of a 360-day year for the actual number of days elapsed.

               2.10  Principal Payments.
                     ------------------

                         2.10(a) The outstanding principal amount of all Warehousing Advances shall be payable in full on the Warehousing Maturity Date.

                         2.10(b) The outstanding principal amount of all Servicing Facility Advances shall be payable in full on the Servicing Facility Maturity Date.

                         2.10(c) The principal amount of each Lender's Term Loan Advance shall be payable in quarterly installments, due on the first day of each Calendar Quarter beginning April 1, 1999, in an amount equal to such Lender's Term Loan Percentage Share of Six Hundred Twenty-Five Thousand Dollars ($625,000). The remaining principal balance of the Term Loan Advances shall be payable on the Term Loan Maturity Date.

                         2.10(d) The Borrowers shall have the right to prepay the outstanding Advances in whole or in part, from time to time, without premium or penalty. Amounts prepaid on Warehousing Advances prior to the Warehousing Maturity Date and on Servicing Facility Advances prior to the Servicing Facility Maturity Date may be reborrowed, subject to the terms and conditions set forth in this Agreement. All prepayments of the Term Loan Advances shall be applied to the installments due thereon in the inverse order of their maturities.

                         2.10(e) All payments of outstanding Advances from the proceeds of the sale or other disposition of Pledged Mortgages and Pledged Securities shall be paid directly by the Investor to the Cash

          Collateral Account to be applied against any Obligations then due and payable.

                         2.10(f) The Borrowers shall be obligated to pay to the Credit Agent for the pro rata benefit of the Lenders, without the necessity of prior demand or notice from the Credit Agent, and the Borrowers authorize the Credit Agent to cause the Funding Bank to charge the Borrowers' Operating Account for the amount of, any outstanding Advance against a specific Pledged Mortgage upon the earliest occurrence of any of the following events:

                                 (1) For an FHA Construction Mortgage Loan,
               ninety (90) days elapse from the date of each Advance made against such Pledged Mortgage, and for any other Mortgage Loan other than a Pledged Mortgage to be exchanged for a Fannie Mae Mortgage-backed Security, ninety (90) days elapse from the date of the initial Advance made by the Credit Agent against such Pledged Mortgage, whether or not such Pledged Mortgage is included in an Eligible Mortgage Pool.

                                 (2) For Mortgage Loans other than Fannie Mae
               DUS Mortgage Loans to be exchanged for a Fannie Mae Mortgage-backed Security, forty-five (45) days elapse from the date the Pledged Mortgage was delivered to an Investor or an Approved custodian for examination and purchase, without the purchase being made or the Eligible Mortgage Pool being initially certified, or upon rejection of the Pledged Mortgage as unsatisfactory by an Investor or an Approved Custodian.

                                 (3) For a Fannie Mae DUS Mortgage Loan to be
               exchanged for a Fannie Mae Mortgage-backed Security, seventy-five
               (75) days elapse from the date such Fannie Mae DUS Mortgage Loan was delivered to Fannie Mae for examination and the issuance of a Pledged Security without the Pledged Security being issued, or upon rejection of the Pledged Mortgages as unsatisfactory by Fannie Mae.

                                 (4) On the date an Advance was made and the
               Pledged Mortgage which was to have been funded by such Advance is not closed and funded.

                                 (5) For a Conventional Multifamily Mortgage
               Loan, Fannie Mae DUS Mortgage Loan, FHA Project Mortgage Loan, HUD 241 Mortgage Loan, FHA Construction Mortgage Loan, Conventional Health Care Mortgage Loan, Commercial Mortgage Loan, or Special Fannie Mae Loan, one (1) Business Day elapses from the date an Advance was made against any Mortgage Loan, without receipt of those Collateral Documents relating to such Mortgage Loan required to be delivered on such date under Exhibit D-
                                                                ---------
               MF/CONV/DUS, Exhibit D-MF/FHA or Exhibit D-MF SFNMA,  or such
               -----------  ----------------    ------------------
               Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

                                 (6) Ten (10) Business Days elapse from the date
               a Collateral Document was delivered to the Borrowers for correction or completion under a Trust Receipt, without being returned to the Lender.

                                (7) Three (3) Business Days after the date on which the Credit Agent notifies the Borrowers that a Pledged Mortgage is determined to have been originated based on untrue, incomplete or inaccurate information, whether or not the Borrowers had knowledge of such misrepresentation or incorrect information, or that a Pledged Mortgage is defaulted and has remained in default for a period of sixty (60) days or more.

                                 (8) For a Pledged Mortgage against which an
               Advance was made on the basis of a Purchase Commitment, on the mandatory delivery date of the related Purchase Commitment if the specific Pledged Mortgage was not delivered under the Purchase Commitment prior to such mandatory delivery date, or if the Purchase Commitment is terminated.

                                 (9) Payment of any Lien prior to a Second
               Mortgage Loan is delinquent, and remains delinquent, for a period of sixty (60) days or more.

                    (10) Upon sale, maturity or other disposition of the Pledged Mortgage or, if a Pledged Mortgage is included in an Eligible Mortgage Pool, upon sale or other disposition of the related Agency Securities.

                    (11) On the date on which the Borrowers know, or have reason to know, or receives notice from the Credit Agent, that one or more of the representations and warranties set forth in Section
               5.15 were inaccurate or incomplete in any material respect on any date when made or deemed made.

                    (12) For a Warehousing Advance made to Washington against a
               Special Fannie Mae Loan, [30] days elapse from the date of the initial Advance made by the Credit Agent without the Pledged Security to be exchanged for a 100% participation in such Special Fannie Mae Loan having been issued, or upon any determination by Fannie Mae not to purchase such 100% participation.

                         2.10(g) The outstanding amount of any Advance made pursuant to Section 2.3(f) shall be payable in full within 1 Business Day after the date of such Advance .

                         2.10(h) The Borrowers shall give Notice to the Collateral Agent (telephonically, to be followed by written notice) of the Pledged Mortgages or Pledged Securities for which proceeds have been received. Upon receipt of such Notice, the Warehousing Advances against such Pledged Mortgages or the Pledged Securities shall be repaid and such Pledged Mortgages or Pledged Securities shall be considered to have been redeemed from pledge. The Credit Agent is entitled to rely upon the Borrowers' affirmation that deposits in the Cash Collateral Account represent payment from Investors for the purchase of Pledged Mortgages or Pledged Securities as specified by the Borrowers. In the event that the payment from an Investor for the purchase of Pledged Mortgages or Pledged Securities is less than the outstanding Warehousing Advances against such Pledged Mortgages or the Mortgage Loans backing Pledged Securities, the Credit Agent is authorized to cause the Funding Bank to charge the Borrowers' account for an amount equal to such deficiency. Provided no Default or Event of Default exists, the Credit Agent shall return any excess payment from an Investor for

          Pledged Mortgages or Pledged Securities to the Borrowers.

               2.10(i) In addition to the payments required pursuant to Section 2.9(g), the Borrowers shall be obligated to pay to the Credit Agent, for the account of the Lenders, without the necessity of prior demand or notice from the Credit Agent, and the Borrowers authorize the Credit Agent to cause the Funding Bank to charge the Borrowers' Operating Account, if the principal amount of any Pledged Mortgage is prepaid in whole or in part while an Advance is outstanding against such Pledged Mortgage, for the amount of such prepayment, to be applied to such Advance.

               2.10(j) For a period of not less than seven (7) consecutive days in each calendar month, there shall be no P&I Advances outstanding; and the Borrowers shall make such prepayments of the P&I Advances, and shall refrain from requesting P&I Advances, as necessary to comply with the foregoing requirement.

               2.10(k) For a period of not less than seven (7) consecutive days in each one hundred eighty (180) day period, there shall be no Liquidity Advances outstanding; and the Borrowers shall make such prepayments of the Liquidity Advances, and shall refrain from requesting Liquidity Advances, as necessary to comply with the foregoing requirement.

               2.10(l) If at any time the aggregate outstanding principal balance of all Servicing Secured Obligations exceeds sixty-five percent (65%) of the Servicing Collateral Value, the Borrowers shall prepay (i) first, the outstanding Servicing Facility Advances, (ii) second, the outstanding P&I Advances and Liquidity Advances, and (iii) third, the outstanding Term Loan Advances, in the amount of such excess.

               2.10(m) Prior to the occurrence of an Event of Default and acceleration of all Warehousing Advances outstanding hereunder or termination of the Warehousing Commitments hereunder, amounts received by the Credit Agent as proceeds of the sale or other disposition of Pledged Mortgages or Pledged Securities, including without limitation, all such amounts from time to time deposited in the Cash Collateral Account, shall be applied:

                              (1) in an amount equal to the Release Amount for such Pledged Mortgages or the Mortgage Loans backing such Pledged Securities, first, to the Swingline Advances until the same have been repaid in full, and second, to the other Warehousing Advances; and

                              (2) the balance, if any, to the Borrowers.

                    The application of funds allocated among the Lenders as set forth above shall be deemed to constitute (1) repayment, in part or in full, as applicable, of the Advances outstanding against the Pledged Mortgages or Pledged Securities sold, and (ii) a refunding of an amount of Swingline Advances equal to the portion of such proceeds applied to Swingline Advances (other than any Swingline Advances made against the Pledged Mortgages or Pledged Securities sold) as Advances made by the Lenders pursuant to Section 2.1.

                    2.10(n) Following the occurrence of an Event of Default and acceleration of any Obligations outstanding hereunder or termination of the commitments of the Lenders to make Advances hereunder, all amounts received by the Credit Agent on account of the Obligations shall be disbursed by the Credit Agent in accordance with the provisions of Section 8.3 hereof.

                    2.10(o) Upon the closing of the Rights Offering, the Company shall repay the outstanding Servicing Facility Advances in an amount equal to the sum of (i) the amount previously repaid to COMIT on Subordinated Debt, as permitted by Section 7.4 hereof, plus (ii)
                                                                    ----
          twenty-five percent (25%) of the amount by which the Net Proceeds of the Rights Offering exceeds $20,000,000. Upon the closing of any other issuance of Debt of any Borrower or equity securities of WMF Group, or sale of any Servicing Contracts by any Borrower, the Company shall repay the outstanding Servicing Facility Advances in an amount equal to twenty-five percent (25%) of the Net Proceeds thereof.

          2.11  Expiration of Commitments.  Unless extended or terminated
                -------------------------
     earlier as permitted hereunder, the Warehousing Commitments shall expire of their own term, and without the necessity of action by the Credit Agent or any Lender, at the close of business on the Warehousing Maturity Date,the

     Servicing Facility Commitments shall expire of their own term, and without the necessity of action by the Credit Agent or any Lender, at the close of business on the later to occur of the Servicing Facility Maturity Date, and the Term Loan Facility Commitments shall expire of their own term, and without the necessity of action by the Credit Agent or any Lender, at the close of business on the Closing Date.

          2.12  Fees.  The Borrowers shall pay the following fees:
                ----

                    2.12(a)   To each Lender, through the Credit Agent, a
          Warehousing Commitment Fee in the amount of 1/8% per annum of the amount of such Lender's Maximum Warehousing Commitment, which Warehousing Commitment Fee shall be paid quarterly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in each Calendar Quarter. On the Closing Date, the Borrowers shall pay the prorated portion of the quarterly Warehousing Commitment Fee due from the Closing Date to the last day of the current Calendar Quarter. If any Lender increases its Maximum Warehousing Commitment, or if an Additional Lender becomes a party hereto, the Borrowers shall pay the Warehousing Commitment Fee on the amount of such increase or the amount of such Additional Lender's Maximum Warehousing Commitment from the effective date thereof to the last day of the current Calendar Quarter. In all other cases, the Borrowers shall make payments of the Warehousing Commitment Fee on the 1st day of each Calendar Quarter. If the Warehousing Maturity Date is other than the last day of a Calendar Quarter, the Borrowers shall pay the prorated portion of the Warehousing Commitment Fee due from the beginning of the then current Calendar Quarter to and including the Warehousing Maturity Date. The Borrowers shall not be entitled to a reduction in the amount of the Warehousing Commitment Fee in the event the amount of any Lender's Maximum Warehousing Commitment is reduced at the request of the Borrowers, or in the event that any Lender's Maximum Warehousing Commitment is terminated prior to its stated expiration date as a result of an Event of Default hereunder. If the commitments of the Lenders hereunder terminate prior to the Warehousing Maturity Date, the unpaid balance of the Warehousing Commitment Fee shall be due and payable in full on the date of such termination.

                    2.12(b)   To each Lender, through the Credit Agent, a
          Servicing Facility Commitment Fee in
          the amount of (i) one-fourth of one percent (1/4%) per annum of such Lender's Percentage Share of the Servicing Facility Commitment, which Servicing Facility Commitment Fee shall be payable quarterly in advance until the Servicing Facility Maturity Date. Servicing Facility Commitment Fees shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in each Calendar Quarter. On the Closing Date, the Borrowers shall pay the prorated portion of the quarterly Servicing Facility Commitment Fee due from the Closing Date to the last day of the current Calendar Quarter. In all other cases, the Borrowers shall make quarterly payments of the Servicing Facility Commitment Fee on the first (1st) day of each Calendar Quarter. If the Servicing Facility Maturity Date is other than the last day of a Calendar Quarter, the Borrowers shall pay the prorated portion of the quarterly Servicing Facility Commitment Fee due from the beginning of the then current Calendar Quarter to and including the Servicing Facility Maturity Date, as applicable. The Borrowers shall not be entitled to a reduction in the amount of the Servicing Facility Commitment Fee in the event the amount of the Servicing Facility Credit Limit is reduced at the request of the Borrowers, or in the event that any Lender's Servicing Facility Commitment is terminated prior to its stated expiration date as a result of an Event of Default hereunder. If the Servicing Facility Commitments of the Lenders hereunder terminate prior to the Servicing Facility Maturity Date, the unpaid balance of the Servicing Facility Commitment Fee shall be due and payable in full on the date of such termination.

                    2.12(c) If the Servicing Facility Commitment is at any time reduced or terminated prior to the date set forth in clause (a) of the definition of Servicing Facility Maturity Date at the request of the Borrowers, the Borrowers shall pay to the Credit Agent, for the account of the Lenders holding Servicing Facility Commitments, a fee in the amount of one percent (1%) per annum (from the date of such termination or reduction until the date set forth in clause (a) of the definition of Servicing Facility Maturity Date herein) of the sum of the Servicing Facility Commitments or, if less, the amount of such reduction. The foregoing fee shall be due and payable on the effective date of such reduction or termination.

                    2.12(d) To each Lender, through the Credit Agent, a Term Loan Commitment Fee in the amount of one-fourth of one percent (1/4%) per annum of (i) on the Closing Date, such Lender's Maximum Term Loan Commitment, and (ii) thereafter, the unpaid principal amount of such Lender's Term Loan Advance outstanding on each annual anniversary of the Closing Date, which Term Loan Commitment Fee shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in each year. On the Closing Date, the Borrowers shall pay the Term Loan Commitment Fee due from the Closing Date to the day before the first annual anniversary thereof. Thereafter, the Borrowers shall pay the Term Loan Commitment Fee due for the following year, calculated as of each annual anniversary date, on the first Business Day of each Calendar Quarter. The Borrowers shall not be entitled to a refund of any portion of the Term Loan Commitment Fee in the event the Term Loan Advances are prepaid, either voluntarily by the Borrowers or as a result of an Event of Default.

                    2.12(e) To LaSalle, for its own account, fees in respect of each Letter of Credit in an amount not to exceed two percent (2.00%) per annum.

                    2.12(f) To the Credit Agent, for its own account, such fees as shall be separately agreed between the Borrowers and the Credit Agent.

          2.13  Miscellaneous Charges.  In addition to all fees payable pursuant
                ---------------------
     to Section 2.12 hereof, the Borrowers agree to reimburse the Credit Agent for miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Credit Agent in connection with the handling and administration of Advances, and to reimburse the Collateral Agent for Miscellaneous Charges incurred by or on behalf of the Collateral Agent in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, costs for UCC, tax lien and judgment searches conducted by the Credit Agent, filing fees, charges for wire transfers, check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral, the Funding Bank's service charges and Designated Bank Charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within thirty (30) days after receipt of an invoice or an account analysis statement from the Credit Agent or the Collateral Agent, as the case may be.

          2.14  Illegality.  In the event that any Lender shall have determined
                ----------
     (which determination shall be conclusive and binding absent manifest error) at any time that the introduction of, or any change in, any applicable law, rule, regulation, order or decree or in the interpretation or the administration thereof by any Person charged with the interpretation or administration thereof, or compliance by such Lender with any request or directive (whether or not having the force of law) of any such Person, shall make it unlawful or impossible for such Lender to charge interest at the Balance Funded Rate based on the Borrowers' Eligible Balances as contemplated by this Agreement, then such Lender shall forthwith give Notice thereof to the Credit Agent and the Borrowers describing such illegality in reasonable detail. Upon the giving of such Notice, the obligation of such Lender to charge interest at the Balance Funded Rate based on the Borrowers' Eligible Balances shall be immediately suspended for the duration of such illegality, and with respect to Advances bearing interest at the Balance Funded Rate, each such Advance of such Lender shall bear interest at the applicable rate set forth in Section 2.9(a), (b), (c),
     (d), (e) or (g). If and when such illegality ceases to exist, such Lender shall notify the Credit Agent and the Borrowers thereof and such suspension shall cease.

          2.15 Interest Limitation.  All agreements between the Borrowers and
               -------------------
     the Lenders are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Agreement or the Notes or otherwise, shall the amount paid or agreed to be paid to the Lenders for the use, forbearance, loaning or retention of the Advances exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof, of the Notes, or of any other document securing this Agreement at any time given shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Lenders should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance secured by the Notes and not to the payment of interest thereunder. This provision shall control every other provision of all agreements between the Borrowers and Lenders and shall also be binding upon and available to any subsequent holder of the Notes.

          2.16  Billing and Payment.
                -------------------

                    2.16(a) The Credit Agent shall on or before the fifth (5th) Business Day of each month deliver to the Borrowers billings for interest due and payable for the immediately preceding month on Advances. On or before the tenth (10th) Business Day of each month, the Borrowers shall pay to the Credit Agent the full amount of interest and fees billed for the immediately preceding month.

                    2.16(b) All payments made on account of the Obligations shall be made by the Borrowers to the Credit Agent for distribution to the Lenders, except for Balance Deficiency Fees, which shall be made directly to the applicable Lender, fees payable to the Credit Agent for its own account or for the account of the Collateral Agent, and Letter of Credit fees payable to LaSalle. All payments made on account of the Obligations shall be made without setoff or counterclaim, free and clear of and without deduction for any taxes, fees or other charges of any nature whatsoever imposed by any taxing authority, and must be received by the Credit Agent by 12:00 noon on the day of payment, it being expressly agreed and understood that if a payment is received after 12:00 noon by the Credit Agent such payment will be considered to have been made on the next succeeding Business Day and interest thereon shall be payable by the Borrowers at the then applicable rate during such extension. No principal payments resulting from the sale of Pledged Mortgages or Pledged Securities shall be deemed to have been received by the Credit Agent until the Collateral Agent has also received the Notice required under Section 2.9(i) hereof. All payments shall be made in lawful money of the United States of America in immediately available funds transferred via wire to accounts designated by the Credit Agent from time to time. If any payment required to be made by the Borrowers hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest shall be payable on Advances so extended at the then applicable rate during such extension.

                    2.16(c) All amounts received by Credit Agent on account of the Obligations (except amounts received in respect of fees or expenses payable hereunder to the Credit Agent or the Collateral Agent for their own accounts or amounts payable to the Swingline Lender for Swingline Advances) shall be disbursed to the Lenders by wire transfer on the date of receipt if received by the Credit Agent by the applicable deadlines for payment thereof as specified in Section 2.16(b) hereof, or if received later, by 12:00 noon on the next succeeding Business Day, without any interest payable by the Credit Agent thereon.

3.   COLLATERAL.

          3.1  Appointment of Collateral Agent.  Pursuant to the Collateral
               -------------------------------
     Agency Agreement, RFC has been appointed as Collateral Agent to act as agent, bailee, and custodian for the exclusive benefit of itself, the Lenders, the Credit Agent and LaSalle, as issuer of the Letters of Credit (collectively, the "Secured Parties"), with respect to the Collateral.

          3.2  Delivery of Collateral.  As described in Section 2.3 hereof, and
               ----------------------
     in the Collateral Agency Agreement, from time to time the Borrowers shall deliver Collateral or cause Collateral to be delivered to the Collateral Agent hereunder.

          3.3  Grant of Security Interest.  As security for the payment of the
               --------------------------
     Notes, for the payment of the Letter of Credit Obligations and for the payment and performance of all of the other Obligations, the Borrowers hereby assign and transfer to the Credit Agent, for the benefit of the Secured Parties, all right, title and interest in and to, and grant a security interest to the Credit Agent, for the benefit of the Secured Parties, in, the following described property:

                    3.3(a) All Mortgage Loans, including all Mortgage Notes and Mortgages evidencing or securing such Mortgage Loans, which from time to time are delivered or caused to be delivered to the Collateral Agent (including delivery to a third party on behalf of the Collateral Agent), come into the possession, custody or control of any of the Lenders, the Credit Agent or the Collateral Agent for the purpose of assignment or pledge or in respect of which an Advance has been made by the Lenders hereunder, and with respect to the Special Fannie Mae Loans, the promissory notes evidencing the same and all of Washington's right, title and interest in and to the Special Fannie Mae Program Agreements, and all promissory notes and other agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith, or otherwise relating thereto and referenced therein (the "Pledged Mortgages").

                    3.3(b) All Mortgage-backed Securities and Participation Certificates which are from time to time created in whole or in part on the basis of the Pledged Mortgages or are delivered or caused to be delivered to, or are otherwise in the possession of the Collateral Agent or its agent, bailee or custodian as assignee, or pledged to the Collateral Agent, or for such purpose are registered by book-entry in the name of, the Collateral Agent (including delivery to or registration in the name of a third party on behalf of the Collateral Agent, the Credit Agent or any Lender) hereunder or in respect of which from time to time an Advance has been made by the Lenders hereunder (the "Pledged Securities").

                    3.3(c) All commitments issued by the FHA to insure or guarantee any Mortgage Loans included in the Pledged Mortgages; all guaranties related to Pledged Securities; all Purchase Commitments held by the Borrowers covering the Pledged Mortgages or the Pledged Securities and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Borrowers as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, said FHA commitments and the Purchase Commitments, and all other documents or instruments relating to the Pledged Mortgages and the Pledged Securities, including, without limitation, any interest of the Borrowers in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages.

                    3.3(d) All Servicing Contracts now owned or hereafter created or acquired by the Borrowers, other than Servicing Contracts pursuant to which any Borrower Services Mortgage Loans for WMFCC.

                    3.3(e) All rights of the Borrowers to receive payments under or by virtue of the Servicing Contracts described in Section 3.3(d) and the related Acknowledgment Agreements, whether as servicing fees, servicing income, damages, amounts payable upon the cancellation or termination of any such Servicing Contract, interests on the foregoing, or otherwise.

               3.3(f) Any agreement pursuant to which any Servicing Contract described in Section 3.3(d) or the stock of any Person that owned (at the time of acquisition or at any time thereafter) or owns any such Servicing Contract was acquired or is sold by the Borrowers, and all documents executed or delivered in connection with any such acquisition or sale.

               3.3(g) All accounts or general intangibles owned by the Company for the payment of money against (i) FHA under an FHA mortgage insurance policy insuring payment of, or any other Person under any other agreement (including a Servicing Contract) relating to, all or part of a defaulted Mortgage Loan repurchased by the Company from an investor or out of a pool of Mortgage Loans serviced by the Company or being serviced by the Company, (ii) obligors and their accounts, Fannie Mae, Freddie Mac, Ginnie Mae or any other investor under a Servicing Contract covering, or out of the proceeds of any sale of or foreclosure sale in respect of, any Mortgage Loan (A) repurchased by the Company out of a pool of Mortgage Loans serviced by the Company, or (B) being serviced by the Company, for the reimbursement of real estate taxes or assessments, or casualty or liability insurance premiums, paid by the Company in connection with Mortgage Loans, and
          (iii) obligors and their accounts, or Fannie Mae, Freddie Mac, Ginnie Mae, or any other investor under or in respect of any Mortgage Loans serviced by the Company for repayment of advances made by the Company to cover shortages in principal and interest payments.

                    3.3(h) All right, title and interest of the Company in and to any Hedging Arrangements entered into to protect the Company against changes in the value of the Collateral, including, without limitation, all rights to payment arising under such Hedging Arrangements.

                    3.3(i) All right, title and interest of the Borrowers in and to all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Borrowers relating to the Collateral.

                    3.3(j) All now existing or hereafter acquired cash delivered to or otherwise in the possession of the Credit Agent, the Collateral Agent, any Lender or their agents, bailee or custodian or designated on the books and records of the Borrowers as assigned and pledged to the Credit Agent, including, without limitation, all cash deposited in the Cash Collateral Account.

                    3.3(k) All cash and non-cash proceeds of the Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds thereof.

          The grant of the security interest under Sections 3.3(d) and 3.3(e) above is subject and subordinate to the rights of Fannie Mae or Ginnie Mae, as applicable, in and to any Servicing Contracts to which Fannie Mae or Ginnie Mae is a party. The Lenders acknowledge that (i) each Borrower is entitled to servicing income with respect to a given Mortgage Pool only as long as such Borrower is an issuer in good standing, (ii) upon either Borrower's loss of issuer status, the Lenders' rights to servicing income related to the affected Mortgage Pool(s) also terminate, and (iii) the pledge of rights to servicing income conveys no rights (such as the right to become a substitute servicer or issuer) that are not otherwise specifically provided for in the applicable Ginnie Mae or Investor guide.

          3.4  Release of Security Interest in Collateral.
               ------------------------------------------

                    3.4(a) Pledged Mortgages shall be released from the Credit Agent's security interest only against payment to the Credit Agent of the Release Amount in connection with such Pledged Mortgages.

                    3.4(b) If Pledged Mortgages are to be transferred to a pool custodian or to Freddie Mac or Fannie Mae for inclusion in a Mortgage Pool, the Credit Agent's security interest in such Pledged Mortgages shall be released only against payment to the Credit Agent of the Release Amount in connection with such Pledged Mortgages. If the Credit Agent's security interest in the Pledged Mortgages comprising the Mortgage Pool is not released prior to the issuance of the Mortgage-backed Security or Participation Certificate, then the Mortgage-backed Security or Participation Certificate, when issued, shall be a Pledged Security. The Credit Agent's security interest shall continue in such Pledged Mortgages and the Pledged Security.
          The Credit Agent shall be entitled to possession of such Pledged Security in the manner provided below.

                    3.4(c) If Pledged Mortgages are transferred to an Approved Custodian and included in an Eligible Mortgage Pool, the Credit Agent's security interest in the Pledged Mortgages comprising the Eligible Mortgage Pool shall be released upon the issuance of the Agency Security, which shall be a Pledged Security. The Credit Agent's security interest in such Pledged Security shall be released only against payment to the Credit Agent of the Release Amount in connection with the Pledged Mortgages backing such Pledged Security. The Credit Agent shall be entitled to possession of such Pledged Security in the manner provided below.

                    3.4(d) The Collateral Agent shall have the exclusive right to the possession of the Pledged Securities or, if the Pledged Securities are issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code of Minnesota) or its nominee, the Credit Agent shall have the right to have the Pledged Securities registered in the name of a securities intermediary (as such term is defined in the Uniform Commercial Code of Minnesota) in an account containing only customer securities and credited to an account of the Credit Agent, and the Credit Agent shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the Pledged Securities credited to the account of the Investor or the Investor's designee only against payment therefor. The Borrowers acknowledge that the Credit Agent may enter into one or more standing arrangements with other financial institutions with respect to Pledged Securities issued in book entry form or issued in certificated form and delivered to a clearing corporation, pursuant to which such Pledged

          Securities are registered in the name of such financial institution, as agent or securities intermediary for the Credit Agent, and the Borrowers agree upon request of the Lender, to execute and deliver to such other financial institutions the Borrowers' written concurrence in any such standing arrangements.

                    3.4(e) Prior to the occurrence of an Event of Default, the Borrowers may redeem a Pledged Mortgage or Pledged Security from the Credit Agent's security interest by notifying the Credit Agent of its intention to redeem such Pledged Mortgage or Pledged Security from pledge and either (a) paying, or causing an Investor to pay, to the Credit Agent, for application to prepayment of the principal balance of the Notes, the Release Amount in connection with such Pledged Mortgage or Pledged Security, or (b) delivering substitute Collateral which, in addition to being acceptable to the Collateral Agent in its sole discretion will, when included with the Collateral, result in a Collateral Value of all Warehousing Collateral held by the Collateral Agent which is at least equal to the aggregate outstanding Warehousing Advances (other than P&I Advances and Liquidity Advances).

                    3.4(f) Following the occurrence of a Default or Event of Default, unless otherwise instructed by the Majority Lenders, the Credit Agent may, with no liability to the Borrowers, the Secured Parties or any Person, continue to release its security interest in any Pledged Mortgage or Pledged Security against payment of the Release Amount in connection with such Pledged Mortgage or Pledged Security. Following the occurrence of a Default or Event of Default, at the direction of all the Lenders and with no liability to Borrowers, the Secured Parties or any Person, the Credit Agent shall refuse to release its security interest in any item of Collateral and shall instruct the Collateral Agent to cease the delivery of Collateral to the Borrowers or any Person.

                    3.4(g) The Release Amount in connection with any Pledged Mortgage shall be (i) prior to the occurrence of an Event of Default and the receipt by the Credit Agent of instructions from the Majority Lenders to exercise its remedies as provided in Section 8.2(c) hereof, the principal amount of the Warehousing Advances made against such Pledged Mortgage, and (ii) from and after the occurrence and during the continuance of an Event of Default and receipt by the Credit Agent of instructions from the Majority Lenders to exercise its remedies as provided in Section 8.2(c) hereof, the Committed Purchase Price of such Pledged Mortgage or, if there is no Purchase Commitment therefor, the amount paid to the Credit Agent in a commercially reasonable disposition thereof.

                    3.4(h) Servicing Contracts included in the Servicing Collateral (but not the proceeds thereof) shall be released from the Credit Agent's security interest in connection with any sale of such Servicing Contracts permitted pursuant to Section 7.2 hereof.

          3.5  Delivery of Additional Collateral or Mandatory Prepayment.  At
               ---------------------------------------------------------
     any time that the aggregate Collateral Value of the Pledged Mortgages and Pledged Securities then pledged hereunder is less than the aggregate amount of the Warehousing Advances then outstanding hereunder, the Credit Agent may request, and the Borrowers shall within two (2) Business Days after Notice by the Credit Agent (a) deliver to the Collateral Agent for pledge hereunder additional Mortgage Loans and/or cash, with a Collateral Value sufficient to cover the difference between the Collateral Value of the Pledged Mortgages and Pledged Securities and the aggregate amount of Warehousing Advances outstanding hereunder, and/or (b) repay the Warehousing Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Pledged Mortgages and Pledged Securities hereunder.

          3.6  Release of Collateral.
               ---------------------

                    3.6(a) The Collateral Agent may deliver documents relating to the Collateral to the Borrowers for correction or completion pursuant to a Trust Receipt and Section 4.3 of the Collateral Agency Agreement.

                    3.6(b) Prior to the occurrence of an Event of Default, upon delivery by the Borrowers to the Collateral Agent of shipping instructions pursuant to Exhibit D-MF/CONV/DUS, Exhibit D-MF/FHA or
                                   ---------------------  ----------------
          Exhibit D-MF/SFNMA, the Collateral Agent will transmit Pledged
          ------------------
          Mortgages or Pledged Securities and all related loan documents or pool documents to the applicable Investor, Approved Custodian or other party in accordance with Section 4.4 of the Collateral Agency Agreement.

                    3.6(c)  Upon receipt of Notice from the Borrowers under
          Section 2.9(i) hereof, and repayment of the Release Amount with respect to a Pledged Mortgage or a Mortgage Loan backing a Pledged Security identified by the Borrowers, any Collateral Documents relating to the redeemed Pledged Mortgage or Mortgage Loan backing a Pledged Security which have not been delivered to an Investor or Approved Custodian shall be released by the Collateral Agent to the Borrowers.

          3.7  Collection and Servicing Rights.  So long as no Event of Default
               -------------------------------
     shall have occurred and be continuing, the Borrowers shall be entitled to service and receive and collect directly all sums payable to the Borrowers in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence of any Event of Default, the Credit Agent or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Borrowers in respect of the Collateral, and in such case (a) the Credit Agent or its designee in its sole discretion may, in its own name, in the name of the Borrowers or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Borrowers shall, if the Credit Agent so requests, forthwith pay to the Credit Agent at its office designated by Notice hereunder, all amounts thereafter received by the Borrowers upon or in respect of any of the Collateral, advising the Credit Agent as to the source of such funds, and (c) all amounts so received and collected by the Credit Agent shall be held by it in the Cash Collateral Account as part of the Collateral.

          3.8  Collection of Receivables.
               -------------------------

                    3.8(a) From and after the occurrence of an Event of Default, whether or not such Event of Default shall have been cured or waived for other purposes, the Credit Agent may, and at the direction of the Majority Warehousing Lenders shall, require the Company to, and thereupon the Company shall, require that all payments in respect of Receivables (i) if made by check or other payment item, be made to a post office box under the exclusive control of the Credit Agent or its designees (the "Lock Box"), and (ii) if made by wire transfer or other method of inter-bank funds transfer, be made by transfer to a deposit account at a bank acceptable to the Credit Agent (the "Lock Box Bank") under the exclusive control of the

          Credit Agent (the "Lock Box Account"). The Company may not modify or revoke any such requirement or modify any agreement relating to the Lock Box or the Lock Box Account without the consent of the Credit Agent. The Credit Agent or its designee shall cause all checks or payment items received in the Lock Box to be deposited into the Lock Box Account.

                    3.8(b) Following the occurrence and during the continuance of an Event of Default, the Credit Agent may hold all amounts on deposit in the Lock Box Account as Collateral for the Obligations, withdraw all amounts on deposit in the Lock Box Account and apply such amounts to the Obligations as provided in Section 8.3 below or, with the consent of the Majority Warehousing Lenders, deposit such amounts into the Operating Account. Prior to the occurrence of an Event of Default, or after all Events of Default that have occurred have been cured or waived in accordance with this Agreement, the Credit Agent shall transfer all amounts deposited into the Lock Box Account into the Operating Account.

          3.9  Return of Collateral at Maturity.  If (a) the Commitments shall
               --------------------------------
     have expired or been terminated, (b) no Advances, interest or other Obligations shall be outstanding and unpaid, and (c) no Letters of Credit remain outstanding and no Letter of Credit Obligations remain unpaid, the Credit Agent shall release its security interest and the Collateral Agent shall deliver all Collateral in its possession to the Borrowers at the Borrowers' expense. The receipt of the Borrowers for any Collateral released or delivered to the Borrowers pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Secured Parties shall thereafter be discharged from any liability or responsibility therefor.

4.   CONDITIONS PRECEDENT.

          4.1  Initial Advances.  The obligation of the Lenders to make the
               ----------------
     initial Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Credit Agent, on or before the date thereof, of the following conditions precedent:

                    4.1(a) The Credit Agent shall have received the following, all of which must be satisfactory in form and content to the Credit Agent, in its sole discretion:

                                    (1) This Agreement duly executed by all
               parties hereto.

                                    (2) The Notes duly executed by the
               Borrowers.

                                    (3) The Collateral Agency Agreement duly
               executed by all parties thereto.

                                    (4) The Borrowers' articles of incorporation
               as certified by the Secretary of State of the State of each Borrowers' incorporation, bylaws certified by the corporate secretary of each Borrower, or a Certificate of each of the Borrowers stating that there have been no change in either its articles of incorporation or bylaws since those delivered in connection with the Existing Credit Agreement, and certificates of good standing dated no less recently than thirty (30) days prior to the date of this Agreement for each Borrower.

                                    (5) A resolution of the board of directors
               of each of the Borrowers, certified as of the date of this Agreement by each of the Borrowers' corporate secretary, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by the Borrowers pursuant to this Agreement.

                                    (6) A certificate of the Borrowers'
               corporate secretary as to the incumbency and authenticity of the signatures of the officers of the Borrowers executing this Agreement and the other Loan Documents and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Credit Agent being entitled to rely thereon until a new such certificate has been furnished to the Credit Agent).

                                    (7) A favorable written opinion of counsel
               to the Borrowers, dated as of the date of this Agreement and substantially in the form of Exhibit H attached hereto, addressed
                                            ---------
               to the Credit Agent and the Lenders.

                                   (8)  With respect to each Special Fannie Mae
               Program Agreement described on Exhibit Q hereto, to the extent
                                              ---------
               not previously delivered pursuant to the Existing Credit Agreement, (i) an executed copy of such Special Fannie Mae Program Agreement, (ii) executed copies of the promissory note(s) evidencing the Special Fannie Mae Loans made thereunder, (iii) an executed copy of the Fannie Mae Special Pool Purchase Contract relating thereto, and (iv) an executed original of a bailee agreement with respect to any of the promissory notes described in clause (ii) above that have been delivered to Fannie Mae, in form and substance satisfactory to the Credit Agent.

                                   (9)  Uniform Commercial Code, tax lien and
               judgment searches of the appropriate public records in the jurisdictions where each Borrower has an office, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Credit Agent or as permitted hereunder.

                                   (10) Executed financing statements or
               amendments to financing statements previously filed against the Borrowers, in recordable form covering the Collateral and ready for filing in all jurisdictions required by the Credit Agent.

                                   (11) Copies of the certificates, documents or
               other written instruments which evidence the Borrowers' eligibility described in Section 5.13 hereof, all in form and substance satisfactory to the Credit Agent.

                                   (12) Copies of the Borrowers' errors and
               omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy, or certificates in lieu of policies, all in form and content satisfactory to the Credit Agent, showing compliance by the Borrowers as of the date of this Agreement with the related provisions of Section 6.8 hereof.

                                   (13) Evidence that all accounts necessary
               into which Advances will be funded have been established at the Funding Bank and receipt of a fully executed Funding Bank Agreement.

                         4.1(b) All directors, officers and shareholders of the Borrowers, all Affiliates of the Borrowers or of any Subsidiary of the Borrowers, to whom or to any of whom the Borrowers shall be indebted as of the date of this Agreement, which indebtedness has a term of more than one (1) year or is in excess of Five Hundred Thousand Dollars ($500,000) shall have subordinated such indebtedness to the Obligations, by executing a Subordination of Debt Agreement, in the form of Exhibit F hereto; and the Credit Agent shall have received an
                  ---------
          executed copy of any such Subordination of Debt Agreement, certified by the corporate secretary of the Borrowers to be true and complete and in full force and effect as of the date of the Advance.

                         4.1(c) After giving effect to the application of all Advances made on the Closing Date, all of the Borrowers' "Obligations" (as defined in the Existing Credit Agreement) shall have been repaid in full and the Credit Agent shall have received satisfactory evidence thereof.

          4.2  Each Advance.  The obligation of the Lenders to make the initial
               ------------
     and each subsequent Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Credit Agent, as of the date of each such Advance, of the following additional conditions precedent:

                         4.2(a) The Borrowers shall have delivered to the Credit Agent the original Advance Request, and the Borrowers shall have delivered to the Collateral Agent a copy of the Advance Request, and the Collateral Documents, called for under, and shall have satisfied the procedures set forth in, Section 2.3 hereof and the applicable Exhibits hereto described in that Section, according to the type of the requested Advance. All items delivered to the Credit Agent or the Collateral Agent, as the case may be, shall be satisfactory to the Credit Agent or the Collateral Agent, in form and content, and the Credit Agent or the Collateral Agent, as the case may be, may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

                         4.2(b) The Collateral Agent shall have given telephonic notice to the Credit Agent of the

          Mortgage Loans against which Advances may be made, followed by a Loans Warehoused Report as provided for and defined in the Collateral Agency Agreement.

                         4.2(c) The Credit Agent shall have received evidence satisfactory to it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Credit Agent in the Collateral under the Uniform Commercial Code or other applicable law.

                         4.2(d) The representations and warranties of the Borrowers contained in Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

                         4.2(e) The Borrowers shall have performed all agreements to be performed by them hereunder, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

                         4.2(f) The Borrowers shall not have incurred any material liabilities, direct or contingent, other than in the ordinary course of its business, since the Statement Date.

                         4.2(g) The Credit Agent shall have received from counsel for the Borrowers, if requested by the Credit Agent in its sole discretion, an updated opinion, in form and substance satisfactory to the Credit Agent, addressed to the Credit Agent and the Lenders and dated as of the date of such Advance, covering such of the matters as the Credit Agent may reasonably request.

     Delivery of an Advance Request by the Borrowers shall be deemed a representation by the Borrowers that all conditions set forth in this
     Section 4.2 shall have been satisfied as of the date of such Advance.

          4.3  New Subsidiary Borrowers.  WMF Group may, at any time, amend
               ------------------------
     Exhibit P to add any direct or indirect Subsidiary of WMF Group as a
     ---------
     Borrower hereunder (provided, that the addition of such Subsidiary as a Borrower would not result in a breach of Section 8.1(n) hereof); provided, that the effectiveness of any such amendment to Exhibit P, and of
                                                     ---------
     the addition of any such direct or indirect Subsidiary of WMF Group as a Borrower hereunder, shall be subject to the following conditions precedent:

                    4.3(a)    The Credit Agent shall have received the
          following, all of which must be in form and content satisfactory to the Credit Agent, in its sole discretion:

                              (1) A Borrower Addition Agreement, duly executed by WMF Group (on behalf of the Borrowers) and the wholly-owned Subsidiary to be added as a Borrower hereunder (the "New Borrower").

                              (2)  Certified copies of the New Borrower's
               articles of incorporation and bylaws or other organizational documents, and certificates of good standing dated no less recently than thirty (30) days prior to the date of the Borrower Addition Agreement.

                              (3)  A copy of resolutions of the board of
               directors or other governing authority of the New Borrower, certified as of the date of the Borrower Addition Agreement by its corporate secretary (or the equivalent), authorizing the execution, delivery and performance of the Borrower Addition Agreement (and thereby the assumption of the Obligations under the Loan Documents) and all other instruments or documents to be delivered by the New Borrower pursuant to this Agreement and the Borrower Addition Agreement (including, without limitation, the Notes contemplated pursuant to Section 4.3(b)).

                              (4) A certificate of the corporate secretary (or the equivalent) of the New Borrower, as to the incumbency and authenticity of the signatures of the officers of the New Borrower executing the Borrower Addition Agreement, and all other instruments or documents to be delivered by such New Borrower pursuant to the Borrower Addition Agreement and this Agreement (the Credit Agent being entitled to rely thereon until a new such certificate has been furnished to the Credit Agent).

                              (5)  A tax, lien and judgment search of the
               appropriate public records for the

               New Borrower in the States where its chief executive office is located, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Credit Agent, for the benefit of the Secured Parties, or as permitted hereunder.

                              (6) Executed financing statements in recordable form naming the New Borrower as debtor, covering the Collateral and ready for filing in all jurisdictions required by the Credit Agent.

                              (7) Copies of the certificates, documents or other written instruments which evidence the New Borrower's status as a mortgagee, seller, servicer or issuer with HUD, Ginnie Mae and the applicable Investors all in form and substance satisfactory to the Lender.

                              (8)  Copies of the New Borrower's errors and
               omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy, or certificates in lieu of such policies or naming the new Borrower as an insured under the existing Borrowers' policies, all in form and content satisfactory to the Credit Agent, showing compliance by the New Borrower as of the date of the Borrower Addition Agreement with the related provisions of Section 6.8 hereof.

                              (9) Funding Bank Agreements in the forms attached to this Agreement, executed by the New Borrower.

                    4.3(b)    The representations and warranties of the
          Borrowers contained in Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of, and after giving effect to, the Borrower Addition Agreement.

                    4.3(c)    The Borrowers shall have performed all agreements
          to be performed by them hereunder, and after giving effect to the addition of the New Borrower hereunder, there shall exist no Default or Event of Default hereunder.

                    4.3(d) The Borrowers shall not have incurred any material liabilities, direct or contingent, other than in the ordinary course of their business, since the Statement Date.

                    4.3(e)  If requested by the Credit Agent, the Lenders
          shall have received from counsel for the Borrowers an updated opinion, in form and substance satisfactory to the Credit Agent, addressed to the Credit Agent and the Lenders and dated as of the date of the Borrower Addition Agreement, covering such of the matters set forth on Exhibit H hereto as the Credit Agent may reasonably request.
             ---------

     Each of the Borrowers (including, without limitation, any Borrower that becomes a party hereto pursuant to a Borrower Addition Agreement) hereby authorizes WMF Group, on behalf of the Borrowers, to execute and deliver Borrower Addition Agreements on behalf of all of the Borrowers.

          4.4  New Fannie Mae Special Program Agreements.  Washington may, at
               -----------------------------------------
     any time with the prior written consent of the Credit Agent, amend Exhibit
                                                                        -------
     Q to add any Special Fannie Mae Program Agreement thereto; provided, that
     -
     the effectiveness of any such amendment to Exhibit Q, and the obligation of
                                                ---------
     the Lenders to make Warehousing Advances against Special Fannie Mae Loans made thereunder, shall be subject to the following conditions precedent:

                    4.4(a) The representations and warranties of the Borrowers contained in Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of, and after giving effect to, the amendment to Exhibit Q hereto.
                                             ---------

                    4.4(b) The Borrowers shall have performed all agreements to be performed by them hereunder, and there shall exist no Default or Event of Default hereunder.

                    4.4(c) The Borrowers shall not have incurred any material liabilities, direct or contingent, other than in the ordinary course of their business, since the Statement Date.

                    4.4(d) If requested by any Lender holding a Warehousing Commitment, the Lenders shall have received from counsel for the Borrowers an updated opinion, in form and substance satisfactory to the Credit Agent, addressed to the Credit Agent and the

          Lenders and dated the date of the amendment to Exhibit Q hereto,
                                                         ---------
          covering such matters relating to the Special Fannie Mae Program Agreement and related documents as any Lender may reasonably request.

     The Credit Agent shall promptly notify the other Lenders holding Warehousing Commitments of any such amendment to Exhibit Q.
                                                      ---------

5.   REPRESENTATIONS AND WARRANTIES.

          The Borrowers hereby represent and warrant to the Lenders, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

          5.1  Organization; Good Standing; Subsidiaries.  Each of the Borrowers
               -----------------------------------------
     and each Subsidiary of the Borrowers is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Borrowers or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which the Borrowers, transacts business. The Borrowers have no Subsidiaries except as set forth on Exhibit G hereto. Exhibit G sets forth
                                         ---------          ---------
     with respect to each such Subsidiary, its name, address, place of incorporation, each state in which it is qualified as a foreign corporation, and the percentage ownership of its capital stock by the Borrowers.

          5.2  Authorization and Enforceability.  The Borrowers have the power
               --------------------------------
     and authority to execute, deliver and perform this Agreement, the Notes and all other Loan Documents to which the Borrowers are a party and to make the borrowings hereunder. The execution, delivery and performance by the Borrowers of this Agreement, the Notes and all other Loan Documents to which the Borrowers are a party and the making of the borrowings hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of the Borrowers (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law, of any judgments binding upon the Borrowers, or of the articles of incorporation or by-laws of the Borrowers, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Borrowers other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any indebtedness of the Borrowers pursuant to any agreement, instrument or indenture to which the Borrowers are a party or by which the Borrowers or their property may be bound or affected. This Agreement, the Notes, the Collateral Agency Agreement and all other Loan Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Borrowers, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights generally and general principles of equity.

          5.3  Approvals.  The execution and delivery of this Agreement, the
               ---------
     Notes and all other Loan Documents and the performance of the Borrowers' obligations hereunder and thereunder and validity and enforceability hereof and thereof do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than those which have been obtained and remain in full force and effect.

          5.4  Financial Condition.  The balance sheet of WMF Group and its
               -------------------
     Subsidiaries, on a consolidated basis, as of the Statement Date, and the related statements of income and changes in stockholders' equity for the fiscal period ended on the Statement Date, heretofore furnished to each Lender, fairly present the financial condition of WMF Group and its Subsidiaries as of the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. The Borrowers had, on the Statement Date, no known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Borrowers except as heretofore disclosed to the Lenders in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Borrowers (and their Subsidiaries), nor are the Borrowers aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

          5.5  Litigation.  Except as set forth on Exhibit T hereto, there are
               ----------                          ---------
     no actions, claims, suits or proceedings pending or, to the knowledge of the Borrowers, threatened or reasonably anticipated against or affecting the Borrowers or any Subsidiary of the Borrowers in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Borrowers as a whole, or which would affect the validity or enforceability of this Agreement, the Notes or any other Loan Document.

          5.6  Compliance with Laws.  None of the Borrowers and none of their
               --------------------
     Subsidiaries is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Borrowers and their Subsidiaries as a whole or which would affect the validity or enforceability of this Agreement, the Notes or any other Loan Document.

          5.7  Regulation U.  The Borrowers are not engaged principally, or as
               ------------
     one of their important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

          5.8  Investment Company Act.  None of the Borrowers is an "investment
               ----------------------
     company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          5.9  Payment of Taxes.  The Borrowers and each of their Subsidiaries
               ----------------
     have filed or caused to be filed all federal, state and local income, excise, property and other tax returns with respect to the operations of the Borrowers and their Subsidiaries which are required to be filed, all such returns are true and correct, and the Borrowers and each of their Subsidiaries have paid or caused to be paid all taxes as shown on such returns or on any assessment, including, but not limited to, all FICA payments and withholding taxes, if appropriate, to the extent that such taxes have become due. The amounts reserved as a liability for income and other taxes payable in the financial statements described in Section 5.4 hereof are sufficient pursuant to GAAP for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of the Borrowers and their Subsidiaries accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which either Borrower or any of their Subsidiaries may be liable in their own right or as transferee of the assets of, or as successor to, any other Person. No tax Liens have been filed and no material claims are being asserted with respect to any such taxes, fees or charges.

          5.10  Agreements.  None of the Borrowers and none of their
                ----------
     Subsidiaries, except WMFCC, is a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 5.4 hereof.
     None of the Borrowers and none of their Subsidiaries, except WMFCC, is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Borrowers and their Subsidiaries as a whole. No holder of any indebtedness of any of the Borrowers or any of their Subsidiaries has given notice of any asserted default thereunder, and no liquidation or dissolution of any of the Borrowers or of any of their Subsidiaries, and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to any of the Borrowers, any of their Subsidiaries or any of their properties, is pending or threatened.

          5.11  Title to Properties.  Each of the Borrowers and each Subsidiary
                -------------------
     of the Borrowers has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.4 hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

          5.12  ERISA.  All plans ("Plans") of a type described in Section 3(3)
                -----
     of ERISA in respect of which any of the Borrowers or any Subsidiary of the Borrowers is an "Employer," as defined in Section 3(5) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and none of the Borrowers and none of their Subsidiaries has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such Plan, and no condition exists which presents a material risk to any of the Borrowers or any of their Subsidiaries of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

          5.13  Eligibility.  The Borrowers are approved and qualified and in
                -----------
     good standing as a lender or seller/servicer, as set forth in Exhibit R
                                                                   ---------
     attached hereto, and meet all requirements applicable to its status as such.

          5.14  Place of Business.  The chief executive office and principal
                -----------------
     place of business of WMF Group and Washington is 1593 Spring Hill Road, Suite 400, Vienna, Virginia 22182. The chief executive office and principal place of business of Huntoon is 379 Thornall Street, Edison, New Jersey 08837. The chief executive office and principal place of business of Proctor is 3883 Telegraph Road, Suite 210, Bloomfield Hills, Michigan 48302. The principal place of business of Wilson is 19 Briar Hollow Lane, Suite 200, Houston, Texas 77027. The principal place of business of Wilson-Arizona is 5080 N. 40th Street, Suite 105, Phoenix, Arizona 85018. The principal place of business of Carbon Mesa is 11755 Wilshire Boulevard, Suite 1900, Los Angeles, California 90025.

          5.15  Special Representations Concerning Warehousing Collateral.  The
                ---------------------------------------------------------
     Borrowers hereby represent and warrant to the Lenders, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

                    5.15(a) The applicable Borrower is the legal and equitable owner and holder, free and clear of all Liens (other than Liens granted hereunder), of the Pledged Mortgages and the Pledged Securities. All Pledged Mortgages, Pledged Securities and Purchase Commitments have been duly authorized and validly issued to the Borrowers, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to the Credit Agent, subject to no other Liens.

                    5.15(b) Each Borrower has, and will continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

                    5.15(c) Any Mortgage Loan and any related document included in the Pledged Mortgages (1) has been duly executed and delivered by the parties thereto at a closing held not more than thirty (30) days prior to the date of the initial Warehousing Advance Request for such Mortgage Loan, except with respect to a Warehousing Advance Request for a Special Fannie Mae Advance or the Warehousing Advance Request made for Warehousing Advances to refinance Existing Agreement Warehousing Advances, (2) has been made in compliance with all applicable requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws affecting the enforcement of creditors' rights and by general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity), (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived, (5) has been evaluated or appraised in accordance with Title XI of FIRREA and industry standards, and (6) complies and will continue to comply with the terms of this Agreement and the related Purchase Commitment. Except for FHA Construction Mortgage Loans and Special Fannie Mae Loans, each Mortgage Loan has been fully advanced in the face amount thereof. Each First Mortgage is a first Lien on the premises described therein and each Second Mortgage is a second Lien on the premises described therein, and has or will have a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans. Each premises securing a Pledged Mortgage is free and clear of all tax liens and assessments (except for Liens for taxes and assessments not yet delinquent or accruing interest or penalties).

                    5.15(d) No default has occurred and is continuing for more than sixty (60) days under any Mortgage Loan included in the Pledged Mortgages without the Advance against such Pledged Mortgage having been repaid in accordance with Section 2.10(f)(7) hereof; provided, however, that, with respect to Pledged Mortgages which have already been pledged as Collateral hereunder, if any default has occurred, the Borrowers will promptly notify the Credit Agent.

                    5.15(e) The Borrowers have complied and will continue to comply with all laws, rules and regulations in respect of the FHA insurance of each Mortgage Loan included in the Pledged Mortgages designated by the Borrowers as an FHA insured Mortgage Loan, and such insurance is and will continue to be in full force and effect.

                    5.15(f) Each premises securing a Pledged Mortgage is insured by an "all-risks" or "fire and extended perils" insurance policy issued by an insurer satisfactory to the Lender, and all such insurance policies (1) name and will continue to name the applicable Borrower and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

                    5.15(g) Pledged Mortgages secured by premises located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency are and shall continue to be covered by special flood insurance under the National Flood Insurance Program. Pledged Mortgages that are Commercial Mortgage Loans have insurance covering earthquake risk from an insurer and on terms and conditions satisfying the requirements of Standard

          & Poor's Ratings Service for inclusion in a Commercial Mortgage-backed Security.

                    5.15(h) Each FHA insured Mortgage Loan pledged hereunder meets all applicable governmental requirements for such insurance. Each Pledged Mortgage against which an Advance is made on the basis of a Purchase Commitment meets all requirements of such Purchase Commitment. The Borrowers shall assure that Pledged Mortgages which are intended to be used in the formation of Mortgage-backed Securities or asset-backed securities shall comply or, prior to the formation of any such Mortgage-backed Security or asset-backed securities, shall comply with the requirements of the governmental instrumentality, department or agency issuing or guaranteeing such Mortgage-backed Security or at least one Investor that purchases similar Mortgage Loans for securitization and two Rating Agencies.

                    5.15(i) For Pledged Mortgages which will be used to back Ginnie Mae Mortgage-backed Securities, the applicable Borrower has received from Ginnie Mae a Confirmation Notice or Confirmation Notices for Request Additional Commitment Authority and for Request Pool Numbers, and there remains available thereunder a commitment on the part of Ginnie Mae sufficient to permit the issuance of Ginnie Mae Mortgage-backed Securities in an amount at least equal to the amount of such Pledged Mortgages designated by the Borrowers as the Mortgage Loans to be used to back such Ginnie Mae Mortgage-backed Securities; each such Confirmation Notice is in full force and effect; each of such Pledged Mortgages has been assigned by the Borrowers to one of such Pool Numbers and a portion of the available Ginnie Mae Commitment has been allocated thereto by the Borrowers, in an amount at least equal to such Pledged Mortgages; and each such assignment and allocation has been reflected in the books and records of the Borrowers.

                    5.15(j) At the time of any Advance to Washington against a Special Fannie Mae Loan, (i) the related Special Fannie Mae Program Agreement and the promissory note(s) evidencing such Special Fannie Mae Loan are in full force and effect and constitute the legal, valid and binding obligations of the parties thereto, enforceable against such parties in accordance with their terms, (ii) all of the Mortgages and pledges of Mortgage Notes securing such Special Fannie Mae Loans under the related Special Fannie Mae Program Agreement are in full force and effect, constitute the legal, valid and binding obligations of the parties thereto, enforceable against such parties in accordance with their terms, and, in the case of Mortgages, constitute valid, perfected first priority Liens on the underlying property, subject only to Liens specified as exceptions in the original title insurance policy related thereto and Liens in favor of Washington in connection with the same Special Fannie Mae Program Agreement, and in the case of pledges of Mortgage Notes, constitute a valid, perfected first priority Lien on such Mortgage Notes, which is in turn secured by valid, perfected, first priority Liens on the underlying property, subject only to Liens specified in the original file policy related thereto; and (iii) such Special Fannie Mae Loan is or was made, and each of Washington and the borrower(s) and other obligor(s) is, in compliance with all terms of the related Special Fannie Mae Program Agreement and the FNMA Special Pool Purchase Contract related thereto.

          5.16  Servicing.  Attached hereto as Exhibit E is a true and complete
                ---------                      ---------
     list of the Borrowers' Servicing Portfolio. All of the Borrowers' Servicing Contracts are in full force and effect and, except as otherwise indicated, are unencumbered by Liens. No default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract.

          5.17  Special Representations Concerning Servicing Collateral.  The
                -------------------------------------------------------
     Borrowers hereby represent and warrant to the Lenders, as of the Closing Date and as of the date of each Servicing Facility Advance Request or Warehousing Advance Request for a P&I Advance or a Liquidity Advance, and the making of each such Advance, that:

                5.17(a) A Borrower is the legal and equitable owners and holders, free and clear of all Liens (other than Liens granted hereunder), of each Pledged Servicing Contract, and the Pledged Servicing Contracts have been and will continue to be validly pledged or assigned to the Credit Agent, subject to no other Liens.

                5.17(b) The Borrower that owns each Pledged Servicing Contracts has, and will continue to have, the full right, power and authority to pledge such Pledged

          Servicing Contract, subject to the rights of Fannie Mae, Ginnie Mae or any applicable Investor.

                    5.17(c) All of the servicing rights under the Servicing Contracts included in the calculation of Servicing Collateral Value constitute direct, primary servicing rights.

                    5.17(d) Each Pledged Servicing Contract is in full force and effect, each Pledged Servicing Contract is legal, valid and enforceable in accordance with its terms and no default or event which, with notice or lapse of time or both, would become a default, exists under any Pledged Servicing Contract.

                    5.17(e) Each right to the payment of money under the Pledged Servicing Contracts is genuine and enforceable in accordance with its terms against the parties obligated to pay the same ("Obligor"), except as limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity, which terms have not been modified or waived in any material respect or to any material extent.

                    5.17(f) To the best of the Borrowers' knowledge, the amount represented by the Borrowers to the Credit Agent as owing by an Obligor under each Mortgage Loan being serviced under a Pledged Servicing Contract is the correct amount actually and unconditionally owing by such Obligor.

                    5.17(g) To the best of the Borrowers' knowledge, no Obligor has any defense, set off, claim or counterclaim against the Borrowers or any Subsidiary of the Borrowers which can be asserted against the Credit Agent or the Lenders, whether in any proceeding to enforce the Credit Agent's security interest in the related Pledged Servicing Contracts or otherwise.

                    5.17(h) The Borrowers have not sold, assigned or otherwise transferred any rights associated with the Mortgage Loans being serviced under any Pledged Servicing Contract, including, without limitation, any rights to place escrow deposits with respect thereto.

                    5.17(i) Except for Acknowledgment Agreements, no consent of any Obligor or any other

          Person is required for the grant of a security interest in favor of the Credit Agent, for the benefit of the Secured Parties, in any of the Servicing Collateral including, without limitation, the Pledged Servicing Contracts, or any computer software being utilized by the Borrowers pursuant to license, lease or otherwise, other than consents which have been obtained, nor will any consent need to be obtained upon the occurrence of an Event of Default for the Credit Agent to exercise its rights with respect to any of the Servicing Collateral except as set forth in the Acknowledgment Agreements.

          5.18  No Adverse Selection.  The Borrowers have not selected the
                --------------------
     Collateral in a manner so as to affect adversely the Lenders' interests.

          5.19  Year 2000 Compliance.  The Borrowers have conducted a
                --------------------
     comprehensive review and assessment of the Borrowers' computer applications and made inquiry of the Borrowers' key suppliers, vendors, customers, and Investors with respect to the Year 2000 Problem and, based on that review and inquiry, the Borrowers do not believe the Year 2000 Problem will result in a material adverse change in the Borrowers' business condition (financial or otherwise), operations, properties or prospects, or ability to pay the Obligations.

6.   AFFIRMATIVE COVENANTS.

          The Borrowers hereby covenant and agree with the Lenders that, so long as any of the Commitments are outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, the Borrowers shall:

          6.1  Payment of Notes.  Punctually pay or cause to be paid all
               ----------------
     Obligations payable hereunder and under the Notes in accordance with the terms hereof and thereof.

          6.2  Financial Statements and Other Reports.  Deliver to each Lender:
               --------------------------------------

                    6.2(a) As soon as available and in any event within forty-five (45) days after the end of each month, statements of income and changes in stockholders' equity of WMF Group and its Subsidiaries on a consolidated basis for the immediately preceding month and for the period from the beginning of the fiscal year to the end of such month, and the related balance sheet as of the end of the immediately preceding month, all in reasonable detail and certified as to the fairness of presentation by the chief financial officer of WMF Group, subject, however, to year-end audit adjustments.

                    6.2(b)  As soon as available and in any event within ninety
          (90) days after the close of each fiscal year of WMF Group, statements of income, changes in stockholders' equity and cash flow of WMF Group and its Subsidiaries on a consolidated basis for such year, and the related balance sheet as of the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an opinion (which opinion shall not be qualified due to possible failure to take all appropriate steps to successfully address the Year 2000 Problem) in form and substance satisfactory to the Lenders and prepared by independent certified public accountants of recognized standing selected by WMF Group and reasonably satisfactory to the Lenders as to said financial statements and a certificate signed by the chief financial officer of WMF Group stating that said financial statements fairly present the financial condition and results of operations of WMF Group and its Subsidiaries as of the end of, and for, such fiscal year.

                    6.2(c) Together with each delivery of financial statements required in Section 6.2(a) for the last month of any fiscal quarter, and each delivery of financial statements required in Section 6.2(b), an Officer's Certificate substantially in the form of Exhibit I-MF
                                                                ------------
          hereto: (1) setting forth in reasonable detail all calculations necessary to show that the Borrowers are in compliance with the requirements of Sections 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, 7.12, 7.13,
          7.14 and 7.16 hereof as of the end of such month or year (or, if the Borrowers are not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions the Borrowers have taken, are taking or propose to take with respect thereto); (2) certifying that the Borrowers were, as of the end of the period, in compliance and in good standing with applicable HUD, Ginnie Mae, or Investor net worth requirements; (3) certifying that the representation set forth in Section 5.19 hereof is true and correct as of the date of such certificate or, if such representation is not true and correct as of such date, specifying the nature of the problem and what action the Borrowers have taken, is taking or proposes to take with respect thereto; and (4) stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Borrowers and their Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as of the date of the Officer's Certificate, of any Default or Event of Default or if any Default or Event of Default existed or exists, specifying the nature and period of the existence thereof and what action the Borrowers have taken, are taking and propose to take with respect thereto.

                    6.2(d) As soon as available and in any event within forty-five (45) days after the end of each month, a consolidated report (the "Servicing Portfolio Report") as of the end of the month detailing, as to all Mortgage Loans the servicing rights to which are owned by the Borrowers (specified by investor type, recourse and non-recourse) regardless of whether such Mortgage Loans are Pledged Mortgages and which report shall indicate Mortgage Loans which (A) are current and in good standing, (B) are more than 30, 60 or 90 days past due, respectively, (C) are the subject of pending bankruptcy or foreclosure proceedings, (D) are excluded in calculating the Adjusted Servicing Portfolio for any of the reasons listed in clauses (a) - (f) of the definition thereof, or (E) have been converted (through foreclosure or other proceedings in lieu thereof) by the Borrowers into real estate owned by the Borrowers.

                    6.2(e) As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of the Borrowers, a consolidated report (the "Loan Production Report") as of the end of the fiscal quarter, presenting the total dollar volume and the number of Mortgage Loans originated or purchased during the fiscal year, specified by property type and loan type or Investor (e.g. FHA, Ginnie Mae, Fannie Mae, Freddie Mac, etc.)

                    6.2(f) Reports in respect of the Pledged Mortgages, Pledged Securities and Pledged Servicing Contracts, in such detail and at such times as any Lender in its discretion may reasonably request at any time or from time to time.

                    6.2(g) As of the last day of June and December of each year (to be delivered with the financial statements required under Sections 6.2(a) and (b), respectively, as of such dates), and at any time at the request of the Credit Agent, an Appraisal of the Pledged Servicing Contracts; if the Borrowers shall at any time fail to obtain an Appraisal required by this Section 6.2(g), the Credit Agent may obtain such Appraisal, and the Borrowers shall reimburse the Credit Agent for its costs and expenses incurred in connection therewith.

                    6.2(h) As soon as available and in any event within forty-five (45) days after the end of each Calendar Quarter, a valuation of the Pledged Servicing Contracts prepared by the Borrowers using the methodology used in the most recent Appraisal thereof.

                    6.2(i) Copies of all regular or periodic financial and other reports, if any, which the Borrowers shall file with the Securities and Exchange Commission or any governmental agency successor thereto and copies of any audits completed by HUD, Ginnie Mae, Fannie Mae or Freddie Mac. Copies of the Mortgage Bankers' Financial Reporting Forms (Freddie Mac Form 1055/Fannie Mae Form 1002) which the Borrowers shall have filed with Fannie Mae or Freddie Mac, in such detail and at such times as any Lender may reasonably request.

                    6.2(j) From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Borrowers as any Lender may reasonably request.

          6.3  Maintenance of Existence; Conduct of Business.  Preserve and
               ---------------------------------------------
     maintain their corporate existence in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of their business, including, without limitation, their eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof or in any Borrower Addition Agreement; conduct their businesses in an orderly and efficient manner; maintain a net worth of acceptable assets as required for maintaining each Borrower's eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof or in any Borrower Addition Agreement; and make no change in the nature or character of their businesses or engage in any business in which they were not engaged on the date of this Agreement or, in the case of any New Borrower acquired by the Borrowers in a Servicing Acquisition, on the date the Borrowers' acquisition of such New Borrower was approved by the Lenders hereunder. Notwithstanding anything in this Agreement to the contrary, it shall not be deemed a change in the nature or character of their businesses for any of the Borrowers, directly or indirectly through any existing or prospective Subsidiary, to engage as a principal in (i) mortgage loan securitizations in the primary and secondary markets, (ii) mortgage asset management, and (iii) services with respect to mortgage banking generally, with respect to the financing, managing and sale of real property, and with respect to collateralized mortgage obligations.

          6.4  Compliance with Applicable Laws.  Comply with the requirements of
               -------------------------------
     all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect their business, operations, assets, or financial condition, except where contested in good faith and by appropriate proceedings.

          6.5  Inspection of Properties and Books.  Permit authorized
               ----------------------------------
     representatives of the Credit Agent, the Collateral Agent, any Lender or any Participant to discuss the business, operations, assets and financial condition of the Borrowers and their Subsidiaries with their officers and employees and to examine their books of account and make copies or extracts thereof, all at such reasonable times as the Credit Agent, the Collateral Agent, any Lender or any Participant may request; provided, that prior to the occurrence of a Default or an Event of Default, the Borrowers shall have no obligation to permit any such visitation or examination on less than two (2) Business Days notice from the Credit Agent, the Collateral Agent, any Lender or any Participant. The Borrowers will provide their accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly any and all questions that the officers of the Credit Agent, the Collateral Agent, any Lender or any Participant or any authorized representative of the Credit Agent, the Collateral Agent, any Lender or any Participant may address to them in reference to the financial condition or affairs of the Borrowers and their Subsidiaries. The Borrowers may have their representatives in attendance at any meetings between the officers or other representatives of the Credit Agent, the Collateral Agent, any Lender or any Participant and the Borrowers' accountants held in accordance with this authorization.

          6.6  Notice.  Give  Notice to the Credit Agent, promptly after the
               ------
     Borrowers have actual or constructive notice thereof, of (a) any action, suit or proceeding instituted by or against any Borrower or any of their Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding has at issue in excess of Five Hundred Thousand Dollars ($500,000), or any such proceedings threatened against any Borrower or any of their Subsidiaries in a writing containing the details thereof that the Borrowers reasonably determine is likely to be instituted unless settled, (b) the filing, recording or assessment of any federal, state or local tax Lien against any Borrower, any of their Subsidiaries or any of their assets, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for five (5) days, (d) the suspension, revocation or termination of any Borrower's eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 5.13 hereof or in any Borrower Addition Agreement, (e) the transfer, loss or termination (other than termination resulting from repayment of one or more Mortgage Loan in whole) of any Servicing Contract to which any Borrower or any of their Subsidiaries is a party, or which is held for the benefit of any Borrower or any of their Subsidiaries, and the reason for such transfer, loss or termination, if known to any Borrower, if the unpaid principal balance of the Mortgage Loans serviced pursuant to all such Servicing Contracts transferred, lost or terminated since the date of the most recent appraisal or valuation delivered pursuant to Section 6.2(g) or 6.2(h) hereof exceeds five percent (5%) of the Servicing Portfolio as of the date of such appraisal or valuation, and (f) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of the Borrowers and their Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement, instrument or indenture to which any Borrower or any of their Subsidiaries is a party or to which any Borrower or any of their Subsidiaries, their properties, or assets may be subject.

          6.7  Payment of Debt, Taxes, etc.  Pay and perform all obligations and
               ---------------------------
     indebtedness of any Borrower, and cause to be paid and performed all obligations and indebtedness of their Subsidiaries, except WMFCC, promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon any Borrower or any of their Subsidiaries, except WMFCC, or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that any Borrower and any of their Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Borrowers or their Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued and for which proper reserves have been created.

          6.8   Insurance.  Maintain (a) errors and omissions insurance or
                ---------
     mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing requirements applicable to a lender, seller/servicer and issuer described under Section 5.13 hereof, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Credit Agent, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and within thirty (30) days after Notice from the Credit Agent, obtain such additional insurance as the Credit Agent shall reasonably require, all at the sole expense of the Borrowers. Copies of such policies shall be furnished to the Credit Agent without charge upon request of the Credit Agent.

          6.9   Closing Instructions.  Indemnify and hold the Secured Parties
                --------------------
     harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of a title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Borrowers relating to any Mortgage Loan. The Collateral Agent shall have the right to pre-approve the closing instructions of the Borrowers to the title insurance company, agent or attorney in any case where the Mortgage Loan to be created at settlement is intended to be pledged as Collateral pursuant hereto.

          6.10  Subordination of Certain Indebtedness.  Cause any indebtedness
                -------------------------------------
     of any Borrower incurred after the date of this Agreement to any shareholder, director or officer of any

     Borrower, or to any Affiliate of any Borrower or of any Subsidiary of any Borrower, which indebtedness has a term of more than one (1) year or is in excess of Five Hundred Thousand Dollars ($500,000), to be subordinated to all Obligations by the execution of a Subordination of Debt Agreement in the form of Exhibit F hereto and deliver to the Credit Agent an executed
                 ---------
     copy of said Agreement, certified by the corporate secretary of the applicable Borrower to be true and complete and in full force and effect.

          6.11  Other Loan Obligations.  Perform all material obligations under
                ----------------------
     the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which any Borrower is bound or to which any of their property is subject, and promptly notify the Credit Agent in writing of a declared default under or the termination, cancellation, reduction or nonrenewal of any of its other lines of credit or agreements with any other lender. Exhibit J hereto is a true and complete list of all such lines of
              ---------
     credit or agreements as of the date hereof and the Borrowers hereby agree to give the Credit Agent at least thirty (30) days Notice before entering into any additional lines of credit or agreements.

          6.12  Use of Proceeds of Advances.  Use the proceeds of each Advance
                ---------------------------
     solely for the purpose set forth in Section 2.1(b), Section 2.4(b) or
     Section 2.6 for Advances of that type.

          6.13  Special Affirmative Covenants Concerning Collateral.
                ---------------------------------------------------

                    6.13(a) Warrant and defend the right, title and interest of the Secured Parties in and to the Collateral against the claims and demands of all Persons whomsoever.

                    6.13(b) Service or cause to be serviced all Mortgage Loans in accordance with the standard requirements of the issuers of Purchase Commitments covering the same, all applicable HUD, Fannie Mae and Freddie Mac requirements and, with respect to Mortgage Loans not intended for sale to Fannie Mae or Freddie Mac or to back a Ginnie Mae Mortgage-backed Security, the Rating Agencies, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Borrowers shall service or cause to be serviced all Mortgage Loans backing Pledged Securities in accordance with applicable governmental requirements and requirements of issuers of Purchase Commitments covering the same. The Borrowers shall hold all escrow funds collected in respect of Pledged Mortgages, Mortgage Loans backing Pledged Securities and Mortgage Loans serviced pursuant to Pledged Servicing Contracts in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

                    6.13(c) Execute and deliver to the Credit Agent such Uniform Commercial Code financing statements with respect to the Collateral as the Credit Agent may request. The Borrowers shall also execute and deliver to the Credit Agent and obtain the execution and delivery by Fannie Mae, Ginnie Mae and/or other Investors Acknowledgment Agreements in the forms from time to time promulgated by Fannie Mae, Ginnie Mae and/or other Investors, as applicable, and acceptable to the Credit Agent, with respect to the Pledged Servicing Contracts. The Borrowers shall also execute and deliver to the Credit Agent such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as may be reasonably requested by the Credit Agent, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Secured Parties under this Agreement and the other Loan Documents. The Credit Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Minnesota or any other applicable law in addition to all rights provided for herein and in the other Loan Documents.

                    6.13(d) Notify the Collateral Agent within two (2) Business Days of any default under, or of the termination of, any Purchase Commitment relating to any Pledged Mortgage, Eligible Mortgage Pool or Pledged Security.

                    6.13(e) Promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Borrowers will cause to be delivered to the Investor the Pledged Mortgages and Pledged Securities to be sold under each Purchase Commitment not later than three (3)

          Business Days prior to the mandatory delivery date thereof.

                    6.13(f) Maintain, at their principal office or in a regional office approved by the Credit Agent, or in the office of a computer service bureau engaged by the Borrowers and approved by the Credit Agent, and, upon request, shall make available to the Collateral Agent, the originals, or copies in any case where the originals have been delivered to the Collateral Agent or to an Investor, of its Mortgage Notes and Mortgages included in Pledged Mortgages, Mortgage-backed Securities delivered to the Collateral Agent as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

                    6.13(g) Promptly provide the Credit Agent with copies of any amendment, supplement, restatement or other modification of any Special Fannie Mae Program Agreement, the promissory note(s) evidencing the Special Fannie Mae Loans made thereunder, or the Fannie Mae Special Pool Purchase Contract related thereto.

          6.14  Repayment of Debt to PNC Bank, N.A. The Borrowers will, on or
                -----------------------------------
     before March 27, 1999, repay in full all of their outstanding Debt to PNC Bank, N.A., terminate all outstanding lending commitments from PNC Bank, N.A., and obtain the release of all Liens on their assets in favor of PNC Bank, N.A. (including, without limitation, the termination of any financing statements filed to perfect those Liens).

7.  NEGATIVE COVENANTS.

          The Borrowers hereby covenant and agree with the Lenders that, so long as the commitments of the Lenders are outstanding or there remain any Obligations to be paid or performed, the Borrowers shall not, either directly or indirectly, without the prior written consent of all the Lenders:

          7.1  Contingent Liabilities.  Assume, guarantee, endorse, or otherwise
               ----------------------
     become contingently liable for the obligation of any Person, except another Borrower, and except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, for liability for breaches of representations and warranties made by any Borrower in connection with the sale of Mortgage Loans in the ordinary course of business, provided such representations and warranties are typical of non-recourse sales of similar Mortgage Loans, for liability as a result of sales of Mortgage Loans to RFC pursuant to the Master Purchase Agreement (Bridge Mortgage Loans) dated as of September 22, 1997 by and between Washington, Huntoon and Proctor, as sellers, and RFC, as purchaser, and for liability as a result of the sale of Fannie Mae DUS Mortgage Loans with recourse in the ordinary course of the Borrowers' businesses.

          7.2  Sale or Pledge of Servicing Contracts.  Sell, pledge or grant a
               -------------------------------------
     security interest in any existing or future Servicing Contracts of any Borrower or acquired in any Servicing Acquisition other than to the Credit Agent for the benefit of the Secured Parties, or omit to take any action required to keep all such Servicing Contracts in full force and effect; provided, however, that if no Default or Event of Default has occurred and is continuing, (a) servicing on individual Mortgage Loans may be sold concurrently with and incidental to the sale of such Mortgage Loans (with servicing released) in the ordinary course of the Borrowers' business, and
     (b) Servicing Contracts may be sold by the Borrowers or any Subsidiary of the Borrowers in the ordinary course of business as long as (i) after giving effect to any such sale, the requirements of Section 7.11 will be satisfied, and (ii) after giving effect to any prepayments of Servicing Facility Advances made with the proceeds of such sale, no further prepayments will be required pursuant to Section 2.10(l) hereof.

          7.3  Merger; Sale of Assets; Acquisitions.  Liquidate, dissolve,
               ------------------------------------
     consolidate or merge or sell any substantial part of its assets, or acquire any substantial part of the assets of another, other than acquisition of
     (a) Nonrecourse Servicing Contracts acquired in the ordinary course of the Borrowers' business, and (b) the stock or assets of a Person engaged principally in the mortgage banking business and acquired in a Servicing Acquisition. For purposes of this Section 7.3, "mortgage banking business" shall mean business activities relating to (i) mortgage loan securitizations in the primary and secondary markets, (ii) mortgage asset management, and (iii) services with respect to the financing, managing and sale of real property, and with respect to collateralized mortgage obligations.

          7.4  Deferral of Subordinated Debt.  Except for the repayment of
               -----------------------------
     Subordinated Debt owed to COMIT in an amount not to exceed $4,000,000 (principal, accrued interest and other amounts) on or before the date the Rights Offering closes, pay in advance of the stated maturity thereof any Subordinated Debt of the Borrowers or, if a Default or Event of Default hereunder shall have occurred, make any payment of any kind thereafter on such Subordinated Debt, until all Obligations have been paid and performed in full and any applicable preference period has expired.

          7.5   Loss of Eligibility.  Take any action that would cause any
                -------------------
     Borrower to lose all or any part of its status as an eligible lender, seller/servicer and issuer as described under Section 5.13 hereof or in any Borrower Addition Agreement.

          7.6   Debt to Adjusted Tangible Net Worth Ratio.  Permit the ratio of
                -----------------------------------------
     Debt (excluding, for this purpose only, Debt arising under the Hedging Arrangements, to the extent of assets arising under the same Hedging Arrangements) to Adjusted Tangible Net Worth of WMF Group (and its Subsidiaries, on a consolidated basis) at any time to exceed 15 to 1.

          7.7   Non-Warehouse Debt to Adjusted Tangible Net Worth. Permit the
                -------------------------------------------------
     ratio of Debt (excluding, for this purpose only, (a) Debt arising under Hedging Arrangements, to the extent of assets arising under the same Hedging Arrangements, (b) Warehousing Advances, and (c) other Debt secured by Multifamily Mortgage Loans, Commercial Mortgage Loans and/or Mortgage-backed Securities covered by Purchase Commitments issued by Investors, to the extent such Debt does not exceed the Committed Purchase Price of such Mortgage Loans) to Adjusted Tangible Net Worth of WMF Group (and its Subsidiaries, on a consolidated basis) at any time to exceed 1.25 to 1.

          7.8   Minimum Adjusted Tangible Net Worth.  Permit Adjusted Tangible
                -----------------------------------
     Net Worth of WMF Group (and its Subsidiaries, on a consolidated basis) at any time (a) from the Closing Date to and including June 30, 1999, to be less than Thirty-Five Million Dollars ($35,000,000); and (b) thereafter, to be less than Fifty Million Dollars ($50,000,000).

          7.9   Liquidity.  Permit the Liquid Assets of WMF Group (and its
                ---------
     Subsidiaries, on a consolidated basis) at any time to be less than the greater of (a) twenty-five percent (25%) of Tangible Net Worth or (b) Five Million Dollars ($5,000,000).

          7.10  Maximum Pass-Throughs.  Permit the ratio (expressed as a
                ---------------------
     percentage) of (a) the aggregate cumulative outstanding amount of advances to or on behalf of defaulting mortgagors paid or required to have been paid by the Borrowers and their Subsidiaries on Mortgage Loans and Mortgage-backed Securities to (b) Tangible Net Worth of WMF Group (and its Subsidiaries, on a consolidated basis) at any time to exceed forty percent (40%).

          7.11  Minimum Nonrecourse Servicing Portfolio.  Permit the Nonrecourse
                ---------------------------------------
     Servicing Portfolio of the Borrowers to be less than Five Billion Dollars ($5,000,000,000).

          7.12  Debt Service Coverage Ratio.  Permit the Debt Service Coverage
                ---------------------------
     Ratio, measured as of the last day of any fiscal quarter ending on or after September 30, 1999, to be less than 1.50 to 1.00.

          7.13  Minimum Income.  Permit the net income of WMF Group (and its
                --------------
     Subsidiaries, on a consolidated basis, excluding, for measurement periods ending on or before March 31, 2000, WMFCC) for any period of four (4) consecutive fiscal quarters, to be less than One Dollar ($1).

          7.14  Debt Limitation.  Permit Debt (excluding, for this purpose only,
                ---------------
     (a) Debt arising under Hedging Arrangements, to the extent of assets under the same Hedging Arrangements, (b) Warehousing Advances, (c) other Debt secured by Multifamily Mortgage Loans, Commercial Mortgage Loans or Mortgage-backed Securities covered by Purchase Commitments issued by Investors, to the extent such Debt does not exceed the Committed Purchase Price of such Mortgage Loans, (d) Subordinated Debt, and (e) Debt of Subsidiaries of WMF Group that are not Borrowers, provided such Debt is not guaranteed by, secured by the assets of, or otherwise supported by, any Borrower) of WMF Group (and its Subsidiaries, on a consolidated basis) to exceed One Hundred Million Dollars ($100,000,000).

          7.15  Acquisition of Recourse Servicing Contracts.  Acquire or enter
                -------------------------------------------
     into, or permit any Subsidiary to acquire or enter into, Servicing Contracts under which any Borrower or Subsidiary is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans (other than those Servicing Contracts that are customarily recognized in the trade as non-recourse but that may contain repurchase or indemnification obligations related to breaches of usual and customary representations and warranties made in connection with the non-recourse sale and servicing of the Mortgage Loans serviced thereunder).

          7.16  Transactions with Affiliates.  Directly or indirectly (a) make
                ----------------------------
     any loan, advance, extension of credit or capital contribution to any of its Affiliates, (b) transfer, sell, pledge, assign or otherwise dispose of any of its assets to or on behalf of such Affiliates, (c) merge or consolidate with or purchase or acquire assets from such Affiliates, or (d) pay management fees to or on behalf of such Affiliates; provided, that nothing in this Section 7.16 shall restrict transactions between the Borrowers. Provided that no Default or Event of Default has occurred or is continuing at the time any transfer or investment is made, this Section
     7.16 does not prohibit investments by WMF Group in an aggregate amount not to exceed Ten Million Dollars ($10,000,000) in COMIT.

          7.17  Gestation Facilities.  Directly or indirectly sell or finance
                --------------------
     Pledged Mortgages under any Gestation Agreements.

          7.18  Restricted Payments.  Make any Restricted Payment if, either
                -------------------
     before or after giving effect thereto, a Default or Event of Default will have occurred and be continuing.

          7.19  Special Negative Covenants Concerning Collateral.
                ------------------------------------------------

                    7.19(a) The Borrowers shall not amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or Pledged Securities.

                    7.19(b) The Borrowers shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein), any of the Collateral or any interest therein.

                    7.19(c) The Borrowers shall not make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

                    7.19(d) At any time that a Special Fannie Mae Advance is outstanding against any Special Fannie Mae Loan, Washington shall not amend, supplement, restate or otherwise modify the related Special Fannie Mae Program Agreement, the promissory note(s) evidencing such Special Fannie Mae Loans or the Fannie Mae Special Pool Purchase Contract related thereto.

8.   DEFAULTS; REMEDIES.

          8.1  Events of Default.  The occurrence of any of the following
               -----------------
     conditions or events shall be an event of default ("Event of Default"):

                    8.1(a) Failure to pay the principal of any Advance when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement within ten (10) days after the due date; or failure to pay, within any applicable grace period, the principal or interest on any other indebtedness of the Borrowers due the Lenders; or

                    8.1(b) Failure of any Borrower or any of their Subsidiaries, except WMFCC, to pay, or any default in the payment of any principal or interest on, any other indebtedness or contingent obligations in an aggregate amount of One Million Dollars ($1,000,000) or more within any period of grace provided; breach or default with respect to any other material term of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such breach or default is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of any Borrower or any of their Subsidiaries, except WMFCC, in the aggregate amount of One Million Dollars ($1,000,000) or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

                    8.1(c) Failure of the Borrowers to perform or comply with any term or condition applicable to them contained in Sections 6.3, 6.12, 6.13 and 6.14, or in any Section of Article 7 of this Agreement; provided, however, that no Event of Default shall be deemed to occur as a result of a breach of Section 6.13 or Section 7.19 hereof relating to particular Pledged Mortgages if the Borrowers deliver to the Lender the Release Amount for each Pledged Mortgage affected by such breach within one (1) Business Day after the earliest of (i) receipt by the Borrowers of Notice from the Lender of such breach,
          (ii) receipt by the Lender of Notice from the Borrowers of such breach, or (iii) the date the Borrowers should have notified the Lender of such breach pursuant to Section 6.6(c) hereof; or

                    8.1(d) (1) Any of the Borrowers' representations or warranties made or deemed made herein or in any other Loan Document shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made, or (2) any of the Borrowers' representations or warranties made or deemed made in any statement or certificate at any time given by any Borrower in writing pursuant hereto or thereto shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made and, if such inaccuracy or incompleteness was unintentional, the same has not been cured within ten (10) days after (i) receipt by the Borrowers of Notice thereof from the Credit Agent, (ii) receipt by the Credit Agent of Notice thereof from the Borrowers, or (iii) the date the Borrowers should have notified the Credit Agent thereof pursuant to Section 6.6(c); or

                    8.1(e) The Borrowers shall default in the performance of or compliance with any term contained in this Agreement or any other Loan Document other than those referred to above in Subsections 8.1(a), 8.1(c) or 8.1(d) and such default shall not have been remedied or waived within thirty (30) days after the earliest of (i) receipt by the Borrowers of Notice from the Credit Agent of such default, (ii) receipt by the Credit Agent of Notice from the Borrowers of such default, or (iii) the date the Borrowers should have notified the Credit Agent of such default pursuant to Section 6.6(c); or

                    8.1(f) (1) A court having jurisdiction shall enter a decree or order for relief in respect of any Borrower or any of their Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law in respect of any Borrower or any of their Subsidiaries now or hereafter in effect, which decree or order is not stayed; any Borrower or any of their Subsidiaries shall consent to the entry of any such decree or order; or a filing of a voluntary case under any applicable bankruptcy, insolvency or other similar law in respect of any Borrower or any of their Subsidiaries has occurred; or any other similar relief shall be granted under any applicable federal or state law; or (2) the filing of an involuntary case in respect of any Borrower or any of their Subsidiaries under any applicable bankruptcy, insolvency or other similar law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Borrower or any of their Subsidiaries, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim or permanent receiver, trustee or other custodian of any Borrower or any of their Subsidiaries for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of any Borrower or any of their Subsidiaries, and the continuance of any such events in Subsection (2) above for sixty (60) days unless dismissed, bonded off or discharged; or

                    8.1(g) Any Borrower or any of their Subsidiaries shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by any Borrower or any of their Subsidiaries of any assignment for the benefit of creditors; or the inability or failure of any Borrower or any of their Subsidiaries other than WMFCC, or the admission by any Borrower or any of their Subsidiaries other than WMFCC in writing of its inability, to pay its debts as such debts become due; or

                    8.1(h) Failure of any Borrower or any of their Subsidiaries to perform any contractual obligations which it may have to repurchase Mortgage Loans if such obligations in the aggregate exceed One Million Dollars ($1,000,000); or

                    8.1(i) Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of Five Hundred Thousand Dollars ($500,000) shall be entered or filed against any Borrower, any of their Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                    8.1(j) Any order, judgment or decree shall be entered against any Borrower decreeing the dissolution or split up of any Borrower and such order shall remain undischarged or unstayed for a period in excess of twenty (20) days; or

                    8.1(k) Any Plan maintained by any Borrower or any of their Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof such Borrower's or Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than Twenty-Five Thousand Dollars ($25,000) (or in the case of a termination involving any Borrower or any of their Subsidiaries as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

                    8.1(l) Any Borrower or any of their Subsidiaries as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding Twenty-Five Thousand Dollars ($25,000); or

                    8.1(m) Any Borrower or any of their Subsidiaries shall purport to disavow its obligations hereunder or under any other Loan Document, or shall contest the validity or enforceability hereof or thereof; or the Credit Agent's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Majority Lenders' approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within ten
          (10) days of the date of such impairment; or

                    8.1(n) WMF Group shall cease to own, directly or indirectly, at least 51% of each class of the capital stock of any other Borrower or any Subsidiary that has granted a Lien to secure the Obligations; or

                    8.1(o) The Rights Offering shall not have closed, or WMF Group shall not have received at least $20,000,000 in Net Proceeds therefrom, on or before May 31, 1999; or

                         8.1(p) A material adverse change occurs, or is reasonably likely to occur, in the business condition (financial or otherwise), operations, properties or prospects of the Borrowers, or in the ability of the Borrowers to repay their Obligations; or

                         8.1(q) Any Lien for any taxes, assessments or other governmental charges (i) is filed against the Borrowers or any of their properties, or is otherwise enforced against the Borrowers or any portion of their Collateral, or (ii) obtains priority that is equal or greater than the priority of the Lender's security interest in any of the Collateral; or

                         8.1(r)  The Warehousing Maturity Date shall occur.

          8.2  Remedies.
               --------

                         8.2(a) If a Lender shall have knowledge of a Default or an Event of Default, it shall forthwith give Notice thereof to the Credit Agent. If the Credit Agent shall have knowledge of a Default or an Event of Default, it shall forthwith give Notice thereof to each Lender and to the Borrowers. The Credit Agent shall not be deemed to have knowledge or Notice of the occurrence of a Default or an Event of Default unless the Credit Agent has received Notice thereof from a Lender or the Borrowers .

                         8.2(b) Upon the occurrence of any Event of Default described in Sections 8.1(f) or 8.1(g) with respect to any Borrower, the Commitment shall automatically be terminated and all unpaid principal amounts of and accrued interest on the Notes and all other Obligations shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Borrowers.

                         8.2(c) Upon the occurrence of any Event of Default, other than those described in Sections 8.1(f) and 8.1(g) with respect to any Borrower, the Majority Lenders may, by Notice to the Borrowers, terminate the Commitments and/or declare all Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lenders to make any Advances shall thereupon terminate.

                         8.2(d)    Upon the occurrence of any Event of Default,
          the Credit Agent, on behalf of the Secured Parties, may also do any of the following:

                                   (1)  Foreclose upon or otherwise enforce its
               security interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for hereunder.

                                   (2)  Notify all obligors in respect of
               Collateral that the Collateral has been assigned to the Credit Agent, for the benefit of the Secured Parties, and that all payments thereon are to be made directly to the Credit Agent or such other party as may be designated by the Credit Agent; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Credit Agent; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

                                   (3)  Act, or contract with a third party to
               act, as servicer or subservicer of each item of Collateral requiring servicing and perform all obligations required in connection with the Pledged Mortgages, the Pledged Securities, the Pledged Servicing Contracts and related Purchase Commitments, such third party's fees to be paid by the Borrowers.

                                   (4)  Require the Borrowers to assemble the
               Collateral and/or books and records relating thereto and make such available to the Credit Agent at a place to be designated by the Credit Agent.

                                   (5) Enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and obtain access to the Borrowers' data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Credit Agent deems necessary for the purpose of effectuating its rights under this Agreement and any other Loan Document.

                                   (6)  Prior to the disposition of the
               Collateral, prepare it for disposition in any manner and to the extent the Credit Agent deems appropriate.

                                   (7)  Exercise all rights and remedies of a
               secured creditor under the Uniform Commercial Code of Minnesota or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Credit Agent may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Credit Agent will give the Borrowers not less than ten (10) days' notice of any such public sale or of the date after which any private sale may be held. The Borrowers agree that ten (10) days' notice shall be reasonable notice. The Credit Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Credit Agent until the selling price is paid by the purchaser thereof, but the Credit Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Credit Agent may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

                                 (8)  Proceed against the Borrowers on the
               Notes.

                    The Credit Agent shall follow the instructions of the Majority Lenders in exercising or not exercising its rights under this
          Section 8.2(d), but (i) the Credit Agent shall have no obligation to take or not to take any action which it believes may expose it to any liability, and (ii) the Credit Agent may, but shall be under no obligation to, await instructions from the Majority Lenders before exercising or not exercising its rights under this Section 8.2(d).

                         8.2(e) Neither the Credit Agent nor any other Secured Party shall incur any liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Borrowers hereby waive (to the extent permitted by law) any claims it may have against the Credit Agent and the other Secured Parties arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Credit Agent accepts the first offer received and does not offer the Collateral to more than one offeree, provided such sale was commercially reasonable in all other respects. Any sale of Collateral pursuant to the terms of a Purchase Commitment, or any other disposition of Collateral arranged by any Borrower, whether before or after the occurrence of an Event of Default, shall be deemed to have been made in a commercially reasonable manner.

                         8.2(f) The Borrowers acknowledge that Mortgage Loans and Mortgage-backed Securities are collateral of a type which is customarily sold on a recognized market. The Borrowers waive any right they may have to prior notice of the sale of any Pledged Mortgage or Pledged Security, and agrees that any

          Lender may purchase any Pledged Mortgages or Pledged Securities at a private sale of such Collateral.

                         8.2(g) The Borrowers specifically waive and release (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Borrowers have or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Credit Agent or any of the Secured Parties to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue their rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in their power. The Credit Agent shall not be required to take any steps necessary to preserve any rights of the Borrowers against holders of mortgages prior to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

                         8.2(h) The Credit Agent and/or the Lenders may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Credit Agent or any Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon at the Default Rate from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Notes.

                         8.2(i) No failure on the part of the Credit Agent or any other Secured Party to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Credit Agent or any other Secured Party of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Borrowers to the extent permitted by law.

          The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

                         8.2(j) The Borrowers acknowledge that the Borrowers and the Credit Agent may from time to time hereafter enter into, agreements ("Acknowledgment Agreements") with Fannie Mae, Ginnie Mae or any other Investor in order to obtain the consent of Fannie Mae, Ginnie Mae or such other Investor to the assignment of and security interest granted in the Pledged Servicing Contracts. The Borrowers further acknowledge that the Acknowledgment Agreements may contain certain provisions concerning the enforcement by the Credit Agent of its security interest, for the benefit of the Secured Parties, in the Servicing Contracts subject thereto. The Borrowers agree that the disposition of their rights in any Pledged Servicing Contract pursuant to the terms of the applicable Acknowledgment Agreement shall be deemed commercially reasonable within the meaning of Section 9-504(3) of the Uniform Commercial Code of Minnesota. The Borrowers hereby waive any claims they might otherwise have against the Credit Agent or the other Secured Parties as a result of the Credit Agent's compliance with the terms of any Acknowledgment Agreement.

                         8.2(k) The Credit Agent is hereby granted a license or other right to use, without charge, the Borrowers' computer programs, other programs, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and the Borrowers' rights under all licenses and all other agreements related to the foregoing shall insure to the Credit Agent's benefit until the Obligations and the Letter of Credit Obligations are paid in full and no Letters of Credit are outstanding.

          8.3  Application of Proceeds.  The proceeds of any sale, disposition
               -----------------------
     or other enforcement of the Credit Agent's security interest in all or any part of the Collateral shall be applied by the Credit Agent as follows:

                         8.3(a) In the case of the proceeds of the Warehousing Collateral and Receivables:

                          First,   to the payment of the costs and expenses of
                          -----
          such sale or enforcement, including reasonable compensation to the Credit Agent's and Collateral Agent's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Credit Agent and Collateral Agent in connection therewith;

                          Second,  to the payment of the costs and expenses of
                          ------
          such sale or enforcement, including reasonable compensation to the Lenders' agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of any Lender in connection therewith;

                          Third,   to the Swingline Lender, in an amount equal
                          -----
          to the amount of accrued interest, or accrued fees charged in lieu of interest pursuant to a Balance Funded Agreement, owed to the Swingline Lender in respect of Swingline Advances, until paid in full;

                          Fourth,  to the Swingline Lenders until the principal
                          ------
          amount of all Swingline Advances outstanding are paid in full;

                          Fifth,   to the Lenders holding Warehousing Advances,
                          -----
          pro rata in accordance with the amount of accrued interest, or accrued fees charged in lieu of interest pursuant to a Balance Funded Agreement, owed to each of them in respect to Warehousing Advances, until such interest and fees are paid in full;

                          Sixth,   to the Lenders holding Warehousing Advances,
                          -----
          pro rata in accordance with their respective Warehousing Percentage Shares, until the principal amounts of all Warehousing Advances outstanding are paid in full;

                          Seventh, to the Lenders holding Warehousing Advances,
                          -------
          pro rata in accordance with their respective Warehousing Percentage Shares, until all fees and other Obligations accrued by or due each Lender, the Credit Agent and the Collateral Agent are paid in full;

                          Eighth,  to the Lenders, for application to the
                          ------
          Obligations owed to each of them in respect of the Servicing Facility Advances and the Term Loan

          Advances, as set forth in clauses Third and Fourth of Section 8.2(b)
                                            -----     ------
          hereof;

                          Ninth,   to LaSalle, for application to the Letter of
                          -----
          Credit Obligations and to hold as separate collateral for any future Letter of Credit Obligations, in the amount notified by LaSalle to the Credit Agent;

                          Tenth,   to the remaining Obligations; and
                          -----

                          Finally, to the payment to the Borrowers, or to their
                          -------
          successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                          8.3(b)  In the case of the proceeds of the Servicing
          Collateral:

                          First,   to the payment of the costs and expenses of
                          -----
          such sale or enforcement, including reasonable compensation to the Credit Agent's and Collateral Agent's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Credit Agent and Collateral Agent in connection therewith;

                          Second,  to the payment of the costs and expenses of
                          ------
          such sale or enforcement, including reasonable compensation to the Lenders' agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of any Lender in connection therewith;

                          Third,   to the Lenders holding Servicing Facility
                          -----
          Advances and/or Term Loan Advances, pro rata in accordance with the amount of accrued interest, or accrued fees charged in lieu of interest pursuant to a Balance Funded Agreement, owed to each of them in respect of Term Loan Advances and Servicing Facility Advances, until such interest and fees are paid in full;

                          Fourth,  to the Lenders holding Servicing Facility
                          ------
          Advances and/or Term Loan Advances, pro rata in accordance with their respective Servicing Facility Percentage Shares and Term Loan Servicing Facility Percentage Shares and Term Loan Percentage Shares, until the principal amount of all Term Loan Advances and Servicing Facility Advances outstanding are paid in full;

                          Fifth,   to the Lenders holding Servicing Facility
                          -----
          Advances and/or Term Loan Advances, pro rata in accordance with their respective Percentage Shares, until all fees and other Obligations accrued by or due each Lender, the Credit Agent and the Collateral Agent are paid in full;

                          Sixth,   to LaSalle, for application to the Letter of
                          -----
          Credit Obligations and to hold as separate collateral for any future Letter of Credit Obligations, in the amount notified by LaSalle to the Credit Agent;

                          Seventh, to the Lenders, for application to the
                          -------
          Obligations owed to each of them in respect of Warehousing Advances, as set forth in clauses Third, Fourth, Fifth and Sixth of Section
                                  -----  ------  -----     -----
          8.3(a) hereof;

                          Eighth,  to the remaining Obligations; and
                          ------

                          Finally, to the payment to the Borrowers, or to their
                          -------
          successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                          8.3(c) If the proceeds of any such sale, disposition or other enforcement are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of all Obligations, the Borrowers shall remain liable for any deficiency.

          8.4  Credit Agent Appointed Attorney-in-Fact.  The Credit Agent is
               ---------------------------------------
     hereby appointed the attorney-in-fact of the Borrowers, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Credit Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Credit Agent shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Borrowers or in its own name, to endorse all Pledged Mortgages or Pledged Securities payable to the order of the Borrowers, to change or cause to be changed the book-entry registration or name of subscriber or Investor on any

     Pledged Security, or to receive, endorse and collect all checks made payable to the order of either Borrower representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages or Pledged Securities and to give full discharge for the same. Except to the extent the Credit Agent is granted the power to take any action covered by the foregoing power of attorney prior to the occurrence of an Event of Default under the Loan Documents, the Lenders agree that the Credit Agent shall not exercise the foregoing power of attorney prior to the occurrence of an Event of Default.

          8.5  Right of Setoff.  The Borrowers hereby grant to the Credit Agent,
               ---------------
     to each Lender and to any assignee or Participant of any Lender a right of setoff, to secure the repayment of the Obligations and (in the case of LaSalle) the Letter of Credit Obligations, upon any and all monies, securities, or other property of the Borrowers, and the proceeds thereof, now or hereafter held or received by or in transit to such Person, from or for the account of the Borrowers, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and all deposits (general or special, time or demand, provisional or final) and credits of the Borrowers and any and all claims of the Borrowers against such Person at any time existing. Upon the occurrence and during the continuance of any Event of Default, the Credit Agent, each Lender and any assignee or Participant of any Lender is hereby authorized, at any time and from time to time, without notice, to setoff and to appropriate or apply any and all items hereinabove described against and on account of the Obligations and (in the case of LaSalle) the Letter of Credit Obligations, irrespective of whether or not the Lenders shall have made any demand hereunder and whether or not said Obligations or Letter of Credit Obligations shall have matured.

          8.6  Sharing of Payments.  If upon the occurrence of an Event of
               -------------------
     Default and acceleration of the Obligations any Lender shall hold or receive and retain any payment, whether by setoff, application of deposit balance or security, or otherwise, in respect of the Obligations, then such Lender shall purchase from the other Lenders for cash and at face value and without recourse, such participation in the Obligations held by them as shall be necessary to cause such payment to be shared with each of them as provided in Section 8.3 hereof; provided, that if such payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest thereon unless the purchasing Lender is required to pay interest on such amounts to the Person recovering such payment, in which case with interest thereon, computed at the same rate, and on the same basis, as the interest that the purchasing Lender is required to pay. If any Lender receives a payment from the Borrowers not in respect of the Obligations, but relating to another relationship of such Lender and the Borrowers, such Lender may apply the payment first to the indebtedness arising out of the other relationship and then against the Obligations as provided for above.

9.   THE CREDIT AGENT.

          9.1  Appointment.  Each Lender hereby irrevocably designates and
               -----------
     appoints the Credit Agent as the agent of such Lender under the Loan Documents and each such Lender hereby irrevocably authorizes the Credit Agent to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Credit Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. The Credit Agent hereby accepts such appointment and agrees to act in accordance with this Agreement.

          9.2  Duties of Credit Agent.  The provisions of the Loan Documents set
               ----------------------
     forth the exclusive duties of the Credit Agent and no implied duties or obligations shall be read into the Loan Documents against the Credit Agent. The Credit Agent shall not be bound in any way by any agreement or contract other than the Loan Documents and any other agreement to which it is a party.

          9.3  Standard of Care.  The Credit Agent shall act in accordance with
               ----------------
     customary standards for those engaged as agents of commercial loan transactions in similar capacities. Without limiting the generality of the foregoing:

               9.3(a)   The Credit Agent shall not be required to ascertain or
          inquire as to the performance or observance of any of the conditions or agreements to be performed or observed by any other party, except as specifically provided in the Loan Documents. The Credit Agent disclaims any responsibility for the validity or accuracy of the recitals to this Agreement and any representations and warranties contained herein, unless specifically identified as recitals, representations or warranties of the Credit Agent.

               9.3(b) The Credit Agent shall have no responsibility for ascertaining the value, collectibility, insurability, enforceability, effectiveness or suitability of any Collateral, the title of any party therein, the validity or adequacy of the security afforded thereby, or the validity of this Agreement (except as to Credit Agent's authority to enter into this Agreement and to perform its obligations hereunder).

               9.3(c) No provision of this Agreement shall require the Credit Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if, in its sole judgment, it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it.

               9.3(d) The Credit Agent is not responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Credit Agent's compensation or for reimbursement of expenses.

          9.4  Delegation of Duties.  The Credit Agent may execute any of its
               --------------------
     duties under the Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Credit Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          9.5  Exculpatory Provisions.  Neither the Credit Agent nor any of its
               ----------------------
     respective officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or
     (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrowers or any officer thereof contained in the Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Credit Agent under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Loan Documents or for any failure of the Borrowers to perform their obligations under any Loan Document. The Credit Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents or to inspect the properties, books or records of the Borrowers or any of their Subsidiaries.

          9.6  Reliance by Credit Agent.  The Credit Agent shall be entitled to
               ------------------------
     rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Credit Agent. The Credit Agent may deem and treat the payee of any Note as the owner thereof for all purposes. As to the
     Lenders: (a) the Credit Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Majority Lenders or all of the Lenders, as appropriate, and/or it shall first be indemnified to its satisfaction by the Lenders ratably in accordance with their respective Percentage Shares against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (except for liabilities and expenses resulting from the Credit Agent's gross negligence or willful misconduct), and (b) the Credit Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request of the Majority Lenders or all of the Lenders, as appropriate, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

          9.7  Non-Reliance on Credit Agent or Other Lenders.  Each Lender
               ---------------------------------------------
     expressly acknowledges that neither the Credit Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to such Lender and that no act by the Credit Agent hereafter taken, including any review of the affairs of the Borrowers, shall be deemed to constitute any representation or warranty by the Credit Agent to any Lender. Each Lender represents to the Credit Agent that it has, independently and without reliance upon the Credit Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers and made its own decision to enter into and make Advances under the Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Credit Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Credit Agent hereunder, the Credit Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial or other condition or creditworthiness of the Borrowers or any Subsidiary which may come into the possession of the Credit Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

          9.8  Credit Agent in Individual Capacity.  The Credit Agent may make
               -----------------------------------
     loans to, accept deposits from and generally engage in any kind of business with the Borrowers as though the Credit Agent was not the Credit Agent hereunder. With respect to the Advances made or renewed by it and any Note issued to it, the Credit Agent shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though it were not the Credit Agent, and the terms "Lender" and "Lenders" shall include the Credit Agent in its individual capacity.

          9.9  Successor Credit Agent.  The Credit Agent may resign as such at
               ----------------------
     any time upon giving thirty (30) days Notice to the Borrowers and the Lenders. The Credit Agent may be removed immediately with cause or at any time upon thirty (30) days Notice from the Majority Lenders to the Credit Agent and the Borrowers. Upon Notice of such resignation or removal, the Majority Lenders may appoint a successor Credit Agent (which successor Credit Agent, assuming that no Default or Event of Default exists, shall be reasonably acceptable to the Borrowers). The date on which the Borrowers, the Collateral Agent and Lenders have received Notice from such successor of its acceptance of appointment as the Credit Agent shall constitute the effective date of resignation or removal of the resigning or removed the Credit Agent. If no successor Credit Agent shall have been so appointed by the Majority Lenders, and shall have accepted such appointment within the allotted time period, then, upon five (5) days' Notice to the

     Borrowers, the resigned or removed Credit Agent may, on behalf of the Lenders, appoint a successor. Upon the effective date of resignation or removal of the resigning or removed Credit Agent, such successor will thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the resigning or removed Credit Agent, but the resigning or removed Credit Agent shall not be discharged from any liability as a result of its or its directors', officers', agents', or employees' gross negligence or willful misconduct in the performance of its duties and obligations under this Agreement prior to the effective date of its resignation or removal. Upon the effective date of its resignation or removal, the Credit Agent shall assign all of its right, title and security interest in and to all Collateral to its successor, without recourse, warranty or representation, express or implied.

          9.10  Agreements Regarding Servicing Collateral and Acknowledgment
                ------------------------------------------------------------
     Agreements.  Each Lender (including each Lender becoming a party hereto as
     ----------
     an Additional Lender pursuant to Section 13.4) hereby agrees (a) to benefit under this Agreement with respect to the Servicing Collateral and under each Acknowledgment Agreement exclusively by and through the Credit Agent,
     (b) to authorize the Credit Agent or its agent to act exclusively for such Lender with respect to the Acknowledgment Agreements and persons (other than the Borrowers) party thereto, and (c) that all terms of the Acknowledgment Agreements shall be binding on such Lender as if it had executed the same. The provisions of clause (c) of the preceding sentence shall not be effective with respect to any Acknowledgment Agreement, other than Acknowledgment Agreements in the forms promulgated by Fannie Mae and Freddie Mac as of the date of this Agreement, unless the Credit Agent's execution and delivery of such Acknowledgment Agreement is consented to by all of the Lenders.

10.  NOTICES.

          All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telecopied, or mailed, first class or delivered by overnight courier, return receipt requested, postage prepaid, addressed to the respective party hereto at its address set forth opposite the name of such party on the signature pages of this Agreement or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person, by telecopy or by overnight courier, or if mailed, on the date of receipt as noted on the return receipt.

11.  REIMBURSEMENT OF EXPENSES; INDEMNITY.

          11.1  Reimbursement of Expenses and Indemnification by the Borrowers.
                --------------------------------------------------------------
     The Borrowers shall:   (a) pay a documentation production fee of Five
     Thousand Dollars ($5,000) to the Credit Agent in connection with the preparation and negotiation of this Agreement; (b) pay all reasonable out-of-pocket costs and expenses of the Credit Agent and the Collateral Agent, including, without limitation, reasonable fees and disbursements of counsel (including the fees and service charges of Dorsey & Whitney LLP, special counsel to the Credit Agent, and allocated costs of internal counsel), in connection with the preparation, negotiation, amendment, enforcement and administration of this Agreement, the Notes, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon; (c) indemnify, pay, and hold harmless the Lenders and any holder of the Notes from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lenders and the holder or holders of the Notes harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; (d) indemnify, pay and hold harmless the Credit Agent, the Collateral Agent and each Lender and any of their respective officers, directors, employees or agents and any subsequent holder of the Notes (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, and reasonable costs, expenses and disbursements of any kind or nature whatsoever (including without limitation, the reasonable fees and disbursements of counsel of the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) which may be imposed upon, incurred by or asserted against such Indemnitees in any manner relating to or arising out of this Agreement, the Notes, or any other Loan Document or any of the transactions contemplated hereby or thereby (the "Indemnified Liabilities"); provided, however, that the Borrowers shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities arising from any action or inaction by the Borrowers explicitly directed by the Credit Agent or by any Lender in writing, or the gross negligence or willful misconduct of such Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreement of the Borrowers contained in this Subsection (d) shall survive the expiration or termination of this Agreement and the payment in full of the Notes. Reasonable attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment. As to Subsection (d), each Indemnitee shall use its best efforts to give Borrowers' notice of any such investigative, administrative or judicial proceeding, and the Borrowers shall have the right to consult in the defense of or the negotiation relating to any such matter at Borrowers' expense.

          11.2  Indemnification by the Lenders.  The Lenders agree to indemnify
                ------------------------------
     each of the Credit Agent and the Collateral Agent in its respective capacity as such (to the extent not reimbursed by the Borrowers, and without limiting the obligation of the Borrowers to do so), ratably according to the respective amounts of their Percentage Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Credit Agent or the Collateral Agent in any way relating to or arising out of the Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Credit Agent or the Collateral Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Credit Agent's or the Collateral Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Obligations and the termination of this Agreement. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

12.  FINANCIAL INFORMATION.

          All financial statements and reports furnished to the Credit Agent or the Lenders hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at the end of and for the last fiscal year ended (except to the extent otherwise required to conform to good accounting practice).

13.  MISCELLANEOUS.

          13.1  Terms Binding Upon Successors; Survival of Representations.  The
                ----------------------------------------------------------
     terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Borrowers shall survive the making of any Advance and the execution of the Notes, and shall be effective so long as any Lender's commitment is outstanding hereunder or there remain any Obligations to be paid or performed.

          13.2  Lenders in Individual Capacity.  The Lenders and their
                ------------------------------
     Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers or any Subsidiary of the Borrowers regardless of the capacity of the Lenders hereunder. The Lenders may disclose to the other Lenders information regarding other relationships which they may have with the Borrowers and the Borrowers hereby consent to these disclosures.

          13.3  Participation and Assignments.  This Agreement and the
                -----------------------------
     Obligations of the Borrowers may not be assigned by the Borrowers. Any Lender may, subject to the limitations set forth below, assign or transfer, in whole or in part, this Agreement and the other Loan Documents and further may sell participations in all or any part of its Advances or Maximum Commitment or any other interest in the Obligations or any of its obligations hereunder to another Person, in which event: (a) in the case of an assignment, upon consent of the Credit Agent and, with respect to any assignment made except after the occurrence and during the continuance of an Event of Default, the Borrowers (which consent of the

     Borrowers shall not be unreasonably withheld), the assignee shall have, to the extent of such assignment (unless otherwise provided thereby), the same rights and benefits as it would have if it were a "Lender" hereunder, and, if the assignee has expressly assumed, for the benefit of the Borrowers, such Lender's obligations hereunder, such Lender shall be relieved of its obligations hereunder to the extent of such assignment and assumption, provided that the Credit Agent shall have no obligation to consent to there being more than a total of ten (10) Lenders (a Participant is not a Lender); and (b) in the case of a participation, the participating Person's (a "Participant") rights against the Lender from whom it has purchased such participation in respect of such participation are those set forth in the agreement executed by such Lender in favor of the Participant relating thereto. In the case of any sale of a participation by any Lender, such Lender shall remain solely responsible to the other parties hereto for the performance of such Lender's obligations under the Loan Documents, whether or not such Lender shall remain the holder of any Note, such Lender shall retain all voting rights with respect to such Note, the Advances hereunder and the Lender's Maximum Commitment, and the Borrowers, the Credit Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents. Each such Participant shall enter into an agreement with the Participating Lender under which such Participant agrees (a) to the benefit under this Agreement with respect to the Servicing Collateral and under the Acknowledgment Agreements exclusively by and through the Credit Agent, (b) to authorize the Credit Agent or its agent to act exclusively for such Participant with respect to the Acknowledgment Agreements and the parties thereto (other than the Borrowers), and (c) that all terms of the Acknowledgment Agreements shall be binding upon such Participant as if it had executed the same. Nothing contained herein shall in any manner or to any extent affect the right of any Lender to assign its Note and its right to receive and retain payments on its Note provided such Lender remains primarily and directly liable pursuant to the terms and conditions of this Agreement to keep, observe and perform all of its obligations under this Agreement, and all such assignments shall be treated, considered and administered as a sale of a participation and not as an assignment and shall be subject to and governed by the provisions of this Section. Notwithstanding the other provisions of this Section 13.3, (a) no Lender shall assign or transfer its Warehousing Advances or Maximum Warehousing Commitment if the portion of such Lender's Maximum Warehousing Commitment held by it

     (after giving effect to all such assignments) would be less than Fifteen Million Dollars ($15,000,000), or if the Maximum Warehousing Commitment or, if the Warehousing Commitments have expired or been terminated, Warehousing Advances of the assignee Lender would be less than Fifteen Million Dollars ($15,000,000), and (b) no Lender may assign or transfer its Servicing Facility Advances, Maximum Servicing Facility Commitment, Term Loan Advances or Maximum Term Loan Commitment if the portion of the sum of such Lender's Maximum Servicing Facility Commitment or, if the Servicing Facility Commitments have expired or been terminated, Servicing Facility Advances, and Maximum Term Loan Commitment, or, after the Term Loan Advances have been made, Term Loan Advances held by it (after giving effect to all such assignments) would be less than Ten Million Dollars ($10,000,000) or if the sum of such amounts of the assignee Lender would be less than Ten Million Dollars ($10,000,000). On the closing date of any assignment by any Lender of any portion of its Commitments or Advances, such Lender shall pay to the Credit Agent an assignment fee in the amount of Two Thousand Five Hundred Dollars ($2,500). Any Lender may furnish any information concerning the Borrowers in the possession of such Lender from time to time to Affiliates of such Lender and to assignees and Participants (including prospective assignees and Participants) and the Borrowers hereby consent to the provision of such information.

          13.4  Commitment Increases.
                --------------------

                    13.4(a) At any time and from time to time after the Closing Date, the Warehousing Credit Limit may be increased, either temporarily or permanently, by either an Additional Lender establishing a Maximum Commitment or by one or more then existing Lender ("Increase Lender") increasing its Maximum Warehousing Commitment (each such increase by either means, a "Commitment Increase"); provided that no Commitment Increase shall become effective unless and until (i) the Borrowers, the Credit Agent and the Additional Lender or the Increase Lender shall have executed and delivered an amendment with respect to such Commitment Increase, and
          (ii) if, after giving effect thereto, the Warehousing Credit Limit would exceed Three Hundred Thousand Dollars ($300,000,000), such Commitment Increase shall have been consented to by each of the other Lenders holding Warehousing Commitments. Prior to the effective date ("Effective Date") of any Commitment Increase, the Borrowers shall issue a promissory note to the Additional Lender, or against surrender of its existing Note to an Increase

          Lender, in the amount of such Lender's Maximum Warehousing Commitment after giving effect to such Commitment Increase. Such new promissory note or notes shall constitute a "Warehousing Note" or "Warehousing Notes" for the purposes of the Loan Documents.

                         13.4(b)   On the Effective Date of any such Commitment
          Increase, if such Commitment Increase is permanent, the Credit Agent shall recompute the Warehousing Percentage Share for each Lender based on the new Warehousing Credit Limit which results from the Commitment Increase, and within two (2) Business Days, the Credit Agent shall request Warehousing Advances from or shall direct prepayments to each Lender so that the total amount of all then outstanding Warehousing Advances are shared pro rata with each Lender. In the case of a temporary Commitment Increase, notwithstanding anything to the contrary set forth in this Agreement:


                                   (1)  Warehousing Advances during the period
               of such temporary Commitment Increase (the "Temporary Increase Period") shall be made by the Lenders holding Warehousing Commitments (i) ratably, based on (A) their respective Maximum Warehousing Commitments, without giving effect to such temporary Commitment Increase, until such amounts are fully advanced, and
               (ii) thereafter, by the Additional Lender(s) or Increase Lender(s) only, up to the amount of its or their Maximum Warehousing Commitment(s); and

                                   (2)  As long as the maturity of the
               Warehousing Commitments has not been accelerated pursuant to
               Section 8.2 of the Agreement, payments received by the Credit Agent in respect of the principal amount of Warehousing Advances outstanding shall be applied first, to Warehousing Advances made by the Additional Lender(s) or the Increase Lender(s) to the extent the outstanding principal balance thereof exceeds the permanent Maximum Warehousing Commitment of such Lender(s), and thereafter, to the remaining Warehousing Advances outstanding, ratably among the Lenders holding Warehousing Commitments.

     On the date any temporary Commitment Increase expires, the amount by which the outstanding principal balance of

     Warehousing Advances exceeds the Warehousing Credit Limit (as reduced by the expiration of the temporary increase) shall be due and payable to the Additional Lender(s) or Increase Lender(s).

          13.5  Amendments.
                ----------

                         13.5(a)   This Agreement may not be amended or terms or
          provisions hereof waived unless such amendment or waiver is in writing and signed by the Majority Lenders, the Credit Agent and the Borrowers; provided, however, that (i) without the prior written consent of one hundred percent (100%) of the Lenders, no amendment or waiver shall: (1) reduce the principal of, or rate of interest or fees on, the Advances or any Lender's Maximum Servicing Facility Commitment or Maximum Warehousing Commitment, (2) except as provided in Section 13.4 hereof, modify the Warehousing Credit Limit, the Servicing Facility Credit Limit or the Term Loan Credit Limit, (3) except as expressly contemplated by Sections 13.3 and 13.4 hereof, modify any Lender's Percentage Share of the Warehousing Credit Limit, Term Loan Credit Limit or Servicing Facility Credit Limit, (4) modify the definition of "Majority Lenders," "Majority Warehousing Lenders," "Majority Servicing Facility Lenders" or "Majority Term Loan Lenders,"
          (5) modify any of the provisions of this Agreement relating to the sharing of payments or proceeds of Collateral among the Lenders, (6) modify Section 11.1(c) or Section 11.1(d) hereof, (7) amend any of the definitions related to the foregoing provisions, or (8) release any of the Servicing Collateral except in connection with a sale of Servicing Contracts permitted pursuant to Section 7.2 of the Agreement, or (9) amend this Section; (ii) without the prior written consent of the Lenders holding one hundred percent (100%) of Servicing Facility Commitments or, if the Servicing Facility Commitments have expired or been terminated, the Servicing Facility Advances, (1) change the amount or time for payment of any Servicing Facility Advance or amount payable in respect thereof or any Servicing Facility Commitment or (2) amend any of the definitions relating to the foregoing provisions;
          (iii) without the prior written consent of the Lenders holding one hundred percent (100%) of the Term Loan Commitments or, after the Term Loans have been made, the Term Loan Advances, (1) change the amount of time for payment of any Term Loan Advances or installment thereof, or
          (2) amend any of the definitions relating to the foregoing provisions; or (iv) without the prior written consent of the Lenders holding one hundred percent (100%) of the Warehousing Commitments or, if the Warehousing Commitments have expired or been terminated, the Warehousing Advances, (1) change the amount or time for payment of any Warehousing Advance or amount payable in respect thereof or any Warehousing Commitment, (2) release any of the Warehousing Collateral except in connection with the sale of Pledged Mortgages or Pledged Securities in the ordinary course of business or (3) amend any of the definitions related to the foregoing. It is expressly agreed and understood that the failure by the Majority Lenders to elect to accelerate amounts outstanding hereunder or to terminate the obligation of the Lenders to make Advances hereunder shall not constitute an amendment or waiver of any term or provision of this Agreement.

                         13.5(b)   The Borrowers hereby agree that they shall,
          upon requesting any amendment of this Agreement or any other Loan Document or any waiver of any material term or provision of this Agreement or any other Loan Document (except an extension of the Maturity Date), pay at the time of such request a modification fee (1) to the Credit Agent in a minimum amount of One Thousand Dollars ($1,000) or such greater amount as may be specified in the Amendment or waiver, and (2) to each Lender (except any Lender which becomes party to the Agreement by virtue of such amendment) in a minimum amount of Five Hundred Dollars ($500) or such greater amount as may be specified in the Amendment or waiver. The payment of such modification fees shall be in addition to and shall not limit the Borrowers' reimbursement obligations pursuant to Article 11 hereof, and any other fee or charge imposed by the Credit Agent or the Lenders as a condition to any amendment.

          13.6  Operational Reviews.  From time to time upon request, the
                -------------------
     Borrowers shall permit the Credit Agent, any Lender or their representative access to its premises and records for the purpose of conducting a review of the Borrowers' general mortgage business methods, policies, and procedures, auditing loan files and reviewing financial and operational aspects of the Borrowers' business.

          13.7  Governing Law.  This Agreement and the other Loan Documents
                -------------
     shall be governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

          13.8   Relationship of the Parties.  This Agreement provides for the
                 ---------------------------
     making of Advances by the Lenders, in their capacities as lenders, to the Borrowers, in their capacity as borrowers, and for the payment of interest and repayment of principal by the Borrowers to the Lenders, and for the payment of certain fees by the Borrowers to the Lenders, the Credit Agent and the Collateral Agent. The relationship between the Secured Parties and the Borrowers is limited to that of creditor/secured party, on the one hand, and debtor, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Secured Parties to protect their interests in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this Agreement shall be construed as permitting or obligating any Secured Party to act as a financial or business advisor or consultant to the Borrowers, as permitting or obligating any Secured Party to control the Borrowers or to conduct the Borrowers' operations, as creating any fiduciary obligation on the part of the Lenders to the Borrowers, or as creating any joint venture, agency, or other relationship between or among any parties hereto other than as explicitly and specifically stated in this Agreement. The Borrowers acknowledge that they have had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Borrowers further acknowledge that they are experienced with respect to financial and credit matters and has made their own independent decisions to apply to the Lenders for credit and to execute and deliver this Agreement.

          13.9   Severability.  If any provision of this Agreement shall be
                 ------------
     declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

          13.10  Counterparts.  This Agreement may be executed in any number of
                 ------------
     counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

          13.11  Consent to Credit References.  The Borrowers hereby consent to
                 ----------------------------
     the disclosure of information regarding the Borrowers and their relationships with the Lenders to Persons making credit inquiries to the Lenders. This consent is revocable by the Borrowers at any time upon Notice to the Lenders as provided in Section 10 hereof.

          13.12  Consent to Jurisdiction.  The Borrowers, the Credit Agent and
                 -----------------------
     each of the Lenders hereby agree that any action or proceeding under the Loan Documents, the Notes or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of Minnesota, by service of process by first class registered or certified mail, return receipt requested, addressed to such Person at its address last designated under the Notices provisions herein. The Borrowers, the Credit Agent and each of the Lenders agree that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in the Hennepin County, State District Court or in the United States District Court for the District of Minnesota at the option of the Credit Agent; and the Borrowers, the Credit Agent and each of the Lenders hereby waive any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Credit Agent or any Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers in any other jurisdiction or court.

          13.13  Counterparts.  This Agreement may be executed in any number of
                 ------------
     counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

          13.14  Confidentiality of Information.  The Lenders shall use their
                 ------------------------------
     usual and customary efforts (as applied to public companies) to assure that information about the Borrowers and their operations, affairs and financial condition not generally disclosed to the public or to trade and other creditors that is furnished to the Lenders pursuant to the provisions hereof is used only for the purposes of this Agreement and any other relationship between the Lenders and the Borrowers, and shall not be divulged to any Person other than the Lenders, their Affiliates and their respective officers, directors, employees and agents, except: (a) to their attorneys and accountants, (b) in connection with the enforcement of the rights of the Credit Agent, the Collateral Agent and the Lenders hereunder and under the other Loan Documents or otherwise in connection with litigation involving the Borrowers, (c) in connection with assignments and participations and the solicitation of prospective assignees and participants referred to in Section 13.3 hereof, provided that the assignee, participant or prospective assignee or participant agrees to be bound by the terms of this Section 13.14 and (d) as may otherwise be required or requested by any applicable law, rule, regulation or judicial process, the opinion of the applicable Lender's counsel concerning the making of such disclosure to be binding on the parties hereto. The Lenders shall not incur any liability to the Borrowers by reason of any disclosure permitted by this Section 13.14.

          13.15  WAIVER OF JURY TRIAL.  THE BORROWERS, THE CREDIT AGENT AND EACH
                 --------------------
     OF THE LENDERS HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE BORROWERS, THE CREDIT AGENT AND EACH OF THE LENDERS, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE CREDIT AGENT, THE LENDERS AND THE BORROWERS ARE HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE CREDIT AGENT, THE BORROWERS AND EACH OF THE LENDERS HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF ANY OF THEM, RESPECTIVELY, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF THE UNDERSIGNED THAT THE CREDIT AGENT, THE BORROWERS OR ANY OF THE LENDERS WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

          13.16  Entire Agreement.  This Agreement, the Notes and the other Loan
                 ----------------
     Documents represent the final agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, and may not be contradicted by evidence of prior or contemporaneous oral agreements among such parties. There are no oral agreements among the parties with respect to the subject matter hereof and thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                  BORROWERS:

                              THE WMF GROUP, LTD.,
                              a Delaware corporation


                              By:____________________

                              Its:___________________

                              WMF WASHINGTON MORTGAGE CORP.,
                              a Delaware corporation


                              By:____________________

                              Its:___________________

                              WMF/HUNTOON, PAIGE ASSOCIATES
                              LIMITED, a Delaware corporation


                              By:____________________

                              Its:___________________

                              WMF PROCTOR, LTD., a Michigan


                              By:____________________

                              Its:___________________

                              THE ROBERT C. WILSON COMPANY,
                              a Texas corporation


                              By:____________________

                              Its:___________________

                              THE ROBERT C. WILSON COMPANY-ARIZONA,
                              an Arizona corporation


                              By:____________________

                              Its:___________________

                              WMF CARBON MESA ADVISORS, INC.
                              a Delaware corporation

                              By:____________________

                              Its:___________________

                              Notice Address:
                              The WMF Group, Ltd.
                              1593 Spring Hill Road, Suite 400
                              Vienna, VA  22182
                              Attention: Michael D. Ketcham, CFO
                              Telecopier No.: (703) 610-1459

STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On _________________, 1999, before me, a Notary Public, personally appeared ________________________________, the of THE WMF GROUP, LTD., a Delaware
corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

______________________________
                              Notary Public
 (SEAL)                       My Commission Expires:


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On _________________, 1999, before me, a Notary Public, personally appeared __________________________________________________, the of WMF WASHINGTON
MORTGAGE CORP., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

______________________________
                              Notary Public
 (SEAL)                       My Commission Expires:


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On _________________, 1999, before me, a Notary Public, personally appeared _____________________________________________________, the of WMF/HUNTOON, PAIGE
ASSOCIATES LIMITED, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


______________________________
                              Notary Public
 (SEAL)                       My Commission Expires:


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On _________________, 1999, before me, a Notary Public, personally appeared _______________________________________________, the of WMF PROCTOR, LTD., a
Michigan corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


______________________________
                              Notary Public
 (SEAL)                       My Commission Expires:


STATE OF _______________ )
                         )ss

COUNTY OF ______________ )

     On _________________, 1999, before me, a Notary Public, personally appeared ____________________________________________________, the of THE ROBERT C.
WILSON COMPANY, a Texas corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

______________________________
                              Notary Public
 (SEAL)                       My Commission Expires:


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On _________________, 1999, before me, a Notary Public, personally appeared _______________________________________________, the of THE ROBERT C. WILSON
COMPANY-ARIZONA, an Arizona corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

______________________________
                              Notary Public
 (SEAL)                       My Commission Expires:

STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On _________________, 1999, before me, a Notary Public, personally appeared _________________________________________________, the of WMF CARBON MESA
ADVISORS, INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

______________________________
                              Notary Public
 (SEAL)                       My Commission Expire:


                              CREDIT AGENT:
                              RESIDENTIAL FUNDING CORPORATION,
                              a Delaware corporation


                              By:______________

                              Its: Director

                              Notice Address:
                              4800 Montgomery Lane
                              Suite 300
                              Bethesda, Maryland  20814
                              Attention: Lisa Carlson, Managing
                              Telecopier No.: (301) 215-7212

                              LENDERS:
Maximum Warehousing           RESIDENTIAL FUNDING CORPORATION,
 Commitment: $115,500,000     a Delaware corporation


                              By:______________

Maximum Servicing Facility    Its: Director
 Commitment: $  7,500,000
                              Notice Address:
Maximum Term Loan             4800 Montgomery Lane
 Commitment: $  7,500,000     Suite 300
                              Bethesda, Maryland 20814
                              Attention: Lisa Carlson, Managing
                              Telecopier No.: (301) 215-7212

STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On _________________, _____ before me, a Notary Public, personally appeared _____________________________________________, the Director of RESIDENTIAL
FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


______________________________
                              Notary Public
 (SEAL)                       My Commission Expires:

Maximum Warehousing           BANK UNITED
 Commitment: $34,500,000      a federal savings bank


                              By:_________________

Maximum Servicing Facility    Its:________________
 Commitment: $ 5,000,000
                              Notice Address:
                              8000 Towers Crescent Dr., Suite 1350
Maximum Term Loan             Vienna, VA  22182
 Commitment: $ 5,000,000      Attention: Sonya S. Faivre
                                         Regional Director
                              Telecopier No.: (703) 760-7846


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On _________________, _____ before me, a Notary Public, personally appeared ________________________________________________, the of BANK UNITED, a federal savings bank, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


______________________________
                              Notary Public
 (SEAL)                       My Commission Expires:

Maximum Warehousing           LASALLE NATIONAL BANK
 Commitment: $0               a federal savings bank


                              By:_______________

Maximum Servicing Facility    Its:______________
 Commitment: $12,500,000
                              Notice Address:
                              135 S. LaSalle, Suite 362
Maximum Term Loan             Chicago, IL 60603
 Commitment: $12,500,000      Attention: Lisa Mun
                              Telecopier No.: (312) 904-2903


STATE OF _______________ )
                         ) ss
COUNTY OF ______________ )

     On _________________, _____ before me, a Notary Public, personally appeared ____________________________________________, the of LASALLE NATIONAL BANK, a
federal savings bank, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


______________________________
                              Notary Public
 (SEAL)                       My Commission Expires: